UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	OCTOBER 31

Date of reporting period:	NOVEMBER 1, 2007 – OCTOBER 31, 2008
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

October 31, 2008

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

AR014-1008

Managers AMG FQ Funds

FQ Tax-Managed U.S. Equity, FQ U.S. Equity, FQ Global Alternatives

Annual Report—October 31, 2008

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

FQ Tax-Managed U.S. Equity Fund	4

FQ U.S. Equity Fund	9

FQ Global Alternatives Fund	16

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	18
FQ Tax-Managed U.S. Equity and FQ U.S. Equity
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Net Assets	19
FQ Global Alternatives
Portfolio of Investments, Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	20
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	21
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	22
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	27
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

TRUSTEES AND OFFICERS	36

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	37

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As has been well documented, the financial markets were under significant pressure during a majority of the one-year period ending October 31, 2008. The year began with investors focused on the U.S. housing crisis and eventually shifted toward concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage.

Volatility remained high during July and August as major headlines in the news included reports of falling energy and commodity prices along with higher-than-expected economic growth. This was countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. The months of July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September, greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

Equity losses were dramatic as a result of the market turmoil. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indexes returned -36.80%, -34.16%, and -36.60%, respectively. International stocks underperformed their domestic counterparts as the MSCI EAFE Index returned -46.62% in U.S. dollar terms, although international investments outperformed when measured in local terms, as captured by the MSCI EAFE Index, returning -41.31%. This deviation in performance from U.S. dollar to local currency returns was driven by the strengthening U.S. dollar during this period. Fixed income securities were certainly not immune to recent financial events either in the U.S. or abroad as the Barclays Capital U.S. Aggregate Index® and the Barclays Capital Global Aggregate Index® yielded mixed performance, returning 0.30% and -2.57%, respectively.

Against this backdrop, for the one-year period ended October 31, 2008, the Managers AMG FQ U.S. Equity Fund (“U.S. Equity Fund”) returned -36.43% and the Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed Fund”) returned -40.26% compared to -36.60% for the benchmark Russell 3000® Index. Both Funds have performed well over the last three and five year periods on an absolute, relative, and peer universe basis. As for the Managers AMG FQ Global Alternatives Fund (“Global Alternatives Fund”) it returned 12.07% compared to a return of 1.97% for the benchmark 30-day Treasury bill for the one year period ended October 31, 2008.

Periods Ended 10/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Managers AMG FQ Tax-Managed U.S. Equity (I)	(28.80)%	(40.26)%	(5.41)%	1.58%	—	0.36%
Russell 3000® Index	(29.70)%	(36.60)%	(5.46)%	0.46%	1.05%	(1.62)%
Managers AMG FQ U.S. Equity (I)	(28.09)%	(36.43)%	(3.46)%	2.29%	0.85%	6.47%
Russell 3000® Index	(29.70)%	(36.60)%	(5.46)%	0.46%	1.05%	N/A
Managers AMG FQ Global Alternatives (A) (No Load)	9.90%	12.07%	—	—	—	4.99%
Citigroup 1-Month Treasury Bill Index [1]	0.70%	1.97%	—	—	—	3.69%

[1]	Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006.

Performance for all share classes and detailed Fund positioning reviews are included within this report.

It was a disappointing year for both the U.S. Equity and the Tax-Managed Funds on an absolute basis as these equity portfolios were not immune to the broader economic upheaval that brought significant losses to the equity markets. Relative to the benchmark, sector positioning was positive for both Portfolios as an underweight to the struggling financials sectors was beneficial. Both portfolios did, however, experience negative impact

1

Letter to Shareholders (continued)

from stock selection in certain areas of the market, including within the struggling consumer discretionary and energy sectors. Meanwhile, the style positioning in the Funds was neutral relative to the benchmark, as each Fund was positioned broadly in line with the Russell 3000® Index from a style perspective. The Tax-Managed Fund, meanwhile, continues to operate with a sizeable tax loss carry forward, creating the potential to benefit tax-sensitive shareholders during the next few years during tax time.

The Funds’ subadvisor, First Quadrant L.P. (“First Quadrant”), remains concerned about the current market conditions and the slowing global economy. As such, the portfolio management team at First Quadrant continues to position the Funds defensively across a majority of exposures, such as value and growth, in line with the Russell 3000® Index. The Funds do, however, continue to generally favor lower-yielding stocks, while smaller-capitalization issues have begun to look increasingly compelling. Additional holdings were added to both portfolios over the last six months as the higher volatility of markets resulted in the need to better diversify each Fund in order to maintain risk profiles consistent with long-term targets.

Meanwhile, the Global Alternatives Fund’s favorable positive performance during a difficult period for the global capital markets can be attributed to its unique investment and portfolio construction process that focuses on seeking to generate positive absolute performance regardless of the market cycle. During this period, the solid performance reflects First Quadrant’s currency selection strategy where a majority of the positions, both long and short, but particularly the long to the U.S. dollar over the last several months, were profitable.

The tactical risk allocation in the Fund has begun to find its most compelling opportunities within the bond country selection strategy where the largest active positions are long positions relative to the Japanese and U.S. bond markets, and a short position relative to the Australian bond market. Within the stock country selection strategy, the largest active positions reflect a strategy to be long to the U.S. equity market and short to the Canadian equity market. The opportunity within currency markets has come down considerably over the last several months. However some significant currency exposure still remains as the Fund is positioned long to the U.S. dollar and short to the euro. The current historic volatility levels being witnessed in global capital markets are an opportunity for this Fund. Periods of market turmoil often result in significant mispricing that can be taken advantage of by an active global macro strategy such as this.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, and Managers AMG FQ Global Alternatives Fund, are therefore designed to be building blocks.

The following report covers the one-year period ended October 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2008	Expense Ratio for the Period	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During the Period*
FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$703	$5.31
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.29
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$708	$8.54
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.08
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$712	$4.26
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.03
FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$719	$4.49
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.28
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$716	$7.72
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.07
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$719	$3.41
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.01
FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	1.99%	$1,000	$1,099	$10.50
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.08
Class C Shares
Based on Actual Fund Return	2.74%	$1,000	$1,094	$14.42
Hypothetical (5% return before expenses)	2.74%	$1,000	$1,011	$13.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ending October 31, 2008, the Fund returned -40.26% compared to -36.60% for the benchmark Russell 3000® Index. Please refer to the table on page 5 for returns for various classes of shares.

The financial markets were under significant pressure for the majority of the past year. The period began with the focus of investors on the U.S. housing crisis and eventually morphed into concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically toward the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage. Volatility remained high during July and August as major headlines included falling energy and commodity prices along with higher-than-expected economic growth, countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac, as well as insurer AIG. Market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

The Fund delivered a disappointing absolute return for the year and trailed its benchmark, as this Fund was not immune to the broader economic upheaval that brought significant losses to the equity markets. Relative to the benchmark, sector positioning was positive for the Portfolio as an underweight to the struggling financials sectors was beneficial, as was an underweight to the materials sector as commodity prices began to tumble during the latter half of the fiscal year. The Fund did, however, experience poor stock selection in certain areas of the market, including within the struggling consumer discretionary and energy sectors. This was, however, somewhat mitigated by solid stock selection within the financials sector over the last year. Meanwhile, the style positioning in the Fund was neutral relative to the benchmark, as the Fund was positioned broadly in line with the Russell 3000® Index from a style perspective. The Fund continues to operate with a sizeable tax loss carry forward, creating the potential to benefit tax-sensitive shareholders during the next few years during tax time.

First Quadrant L.P. (“First Quadrant”) remains concerned about current market conditions and the slowing global economy. As such, First Quadrant continues to position the Fund defensively with a majority of exposures, such as value and growth, in line with the Russell 3000® Index. The Fund does, however, continue to generally favor lower yielding stocks, while smaller-capitalization issues have begun to look increasingly compelling. Additional holdings were added to the Portfolio over the last six months as the higher volatility of markets resulted in the need to better diversify the Fund in order to maintain a risk profile consistent with long-term targets.

Cumulative Total Return Performance

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 5 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Russell 3000® Index since inception through October 31, 2008.

Average Annual Total Returns	One Year	Five Years	Since Inception	Inception Date
Managers AMG FQ Tax-Managed U.S. Equity Fund [1]
No Load Before Tax:
Institutional Class	(40.26)%	1.58%	0.36%	12/18/00
Class A*	(40.21)%	—	(9.34)%	03/01/06
Class C*	(40.56)%	—	(10.00)%	03/01/06
Russell 3000® Index	(36.60)%	0.46%	(1.62)%	12/18/00
No Load After Tax on Distributions [2]
Institutional Class	(40.36)%	1.46%	0.23%	12/18/00
Class A*	(40.29)%	—	(9.38)%	03/01/06
Class C*	(40.56)%	—	(10.00)%	03/01/06
No Load After Tax on Distributions & sale of shares [2]
Institutional Class	(26.13)%	1.29%	0.24%	12/18/00
Class A*	(26.11)%	—	(7.85)%	03/01/06
Class C*	(26.36)%	—	(8.39)%	03/01/06
With Load Before Tax:
Class A*	(43.65)%	—	(11.32)%	03/01/06
Class C*	(41.15)%	—	(10.00)%	03/01/06
With Load After Tax on Distributions [2]
Class A*	(43.71)%	—	(11.36)%	03/01/06
Class C*	(41.15)%	—	(10.00)%	03/01/06
With Load After Tax on Distributions & sale of shares [2]
Class A*	(28.34)%	—	(9.48)%	03/01/06
Class C*	(26.75)%	—	(8.39)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

[1]	Performance based on published NAV as of October 31, 2008.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.0%	15.9%
Consumer Discretionary	15.5%	9.0%
Health Care	15.3%	13.9%
Financials	13.8%	15.6%
Energy	12.6%	12.2%
Industrials	9.8%	11.5%
Consumer Staples	8.4%	11.3%
Materials	1.5%	3.5%
Utilities	1.2%	4.1%
Telecommunication Services	0.5%	3.0%
Other Assets and Liabilities	0.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Hewlett-Packard Co.	4.8%
Kroger Co., The*	4.4
Amgen, Inc.	4.2
Frontline, Ltd.*	3.4
Microsoft Corp.*	3.2
Walt Disney Co., The	3.0
Cimarex Energy Co.	3.0
Liberty Global, Inc.	2.3
ConocoPhillips Co.	2.1
McKesson Corp.	2.0

Top Ten as a Group	32.4%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

6

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares		Value
Common Stocks - 99.6%
Consumer Discretionary - 15.5%
Apollo Group, Inc., Class A*	14,200	[2]	$987,042
AutoZone, Inc.*	7,600		967,404
Cablevision Systems Corp.*	40,000	[2]	709,200
Callaway Golf Co.	8,400		87,864
Chipotle Mexican Grill, Inc.*	3,800	[2]	192,850
DIRECTV Group, Inc., The*	13,600	[2]	297,704
Gap Inc., The	14,000		181,160
IAC/InterActiveCorp.*	37,600	[2]	630,176
Jo-Ann Stores, Inc.*	13,200	[2]	252,912
Liberty Global, Inc., Class A*	98,200	[2]	1,619,318
Polo Ralph Lauren Corp.	16,400		773,588
RadioShack Corp.	7,800	[2]	98,748
Rent-A-Center, Inc.*	21,600	[2]	315,360
Sally Beauty Co., Inc.*	17,000	[2]	86,360
Service Corp. International	38,000		262,200
Target Corp.	9,600		385,152
Time Warner Co., Inc.	13,400		135,206
Urban Outfitters, Inc.*	7,600	[2]	165,224
Walt Disney Co., The	81,000		2,097,901
Washington Post Co., The	500		213,400
Whirlpool Corp.	3,400	[2]	158,610
WMS Industries, Inc.*	14,600	[2]	365,000
Total Consumer Discretionary			10,982,379
Consumer Staples - 8.4%
Bunge, Ltd.	7,400	[2]	284,234
Chiquita Brands International, Inc.*	6,000	[2]	81,900
Dean Foods Co.*	45,600		996,816
Hormel Foods Corp.	2,400		67,824
Kroger Co., The	112,800		3,097,488
PepsiAmericas, Inc.	6,000		113,580
Procter & Gamble Co., The	11,400		735,756
Ralcorp Holdings, Inc.*	8,200		554,976
Total Consumer Staples			5,932,574
Energy - 12.6%
Apache Corp.	1,800		148,194
Callon Petroleum Co.*	21,400		220,848
Cimarex Energy Co.	51,800	[2]	2,095,828
Complete Production Services, Inc.	23,800	[2]	294,882
ConocoPhillips Co.	29,200		1,518,984
El Paso Corp.	28,200	[2]	273,540
Exxon Mobil Corp.	10,000		741,200
Frontline, Ltd.	74,800	[2]	2,378,640
Murphy Oil Corp.	8,000		405,120
Pioneer Drilling Co.*	6,000		46,440
Pioneer Natural Resources Co.	30,000		834,900
Total Energy			8,958,576
Financials - 13.8%
American Financial Group, Inc.	52,400		1,191,052
AON Corp.	23,000		972,900
Cash America International, Inc.	10,000		353,700
Charles Schwab Corp., The	17,000		325,040
Chubb Corp., The	11,200		580,384
Discover Financial Services	21,400		262,150
Loews Corp.	20,400		677,484
Northern Trust Corp.	16,200		912,222
Platinum Underwriter Holdings	3,600	[2]	114,264
Rayonier, Inc.	6,400	[2]	211,712
Republic Bancorp, Inc., Class A	21,000	[2]	483,420
South Financial Group, Inc., The	28,000	[2]	162,680
Southside Bancshares, Inc.	23,600	[2]	568,524
State Street Corp.	5,000		216,750
TD Ameritrade Holding Corp.*	86,400		1,148,256
TFS Financial Corp.	17,800	[2]	232,646
Transatlantic Holdings, Inc.	1,200		51,420
UMB Financial Corp.	17,000	[2]	770,610
UnumProvident Corp.	33,400		526,050
Total Financials			9,761,264
Health Care - 15.3%
Amgen, Inc.*	49,600		2,970,544
Cardiac Science Corp.*	25,200		235,116
CIGNA Corp.	8,400		136,920
Express Scripts, Inc.*	20,400		1,236,444
Henry Schein, Inc.*	7,600		355,756
Invitrogen Corp.*	2,400	[2]	69,096
Lifepoint Hospitals, Inc.*	23,200	[2]	556,104
Lincare Holdings, Inc.*	16,200	[2]	426,870
Magellan Health Services, Inc.*	15,000		554,100
McKesson Corp.	39,285		1,445,295
OSI Pharmaceuticals, Inc.*	9,400	[2]	356,730
Owens & Minor, Inc.	24,000	[2]	1,038,480
PDL BioPharma, Inc.*	69,200	[2]	674,700
Tenet Healthcare Corp.*	47,600	[2]	208,488

The accompanying notes are an integral part of these financial statements.

7

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 15.3% (continued)
Thermo Fisher Scientific, Inc.*	9,800	[2]	$397,880
Varian Medical Systems, Inc.*	3,400		154,734
Total Health Care			10,817,257
Industrials - 9.8%
Columbus McKinnon Corp.*	9,000		126,360
Cummins, Inc.	6,800		175,780
Dun & Bradstreet Corp., The	14,000		1,031,660
EMCOR Group, Inc.*	64,298	[2]	1,142,575
Encore Wire Corp.	28,400		544,428
Enpro Industries, Inc.*	4,000	[2]	88,840
Gardner Denver, Inc.*	19,000		486,780
Hudson Highland Group, Inc.*	35,400		185,496
Lydall, Inc.*	12,600		83,790
Old Dominion Freight Line, Inc.*	9,400		285,196
Parker Hannifin Corp.	16,300		631,951
Southwest Airlines Co.	8,600	[2]	101,308
Transdigm Group, Inc.*	32,100	[2]	967,494
Triumph Group, Inc.	13,200	[2]	578,952
United Rentals, Inc.*	15,400	[2]	157,850
United Stationers, Inc.*	10,400		388,856
Total Industrials			6,977,316
Information Technology - 21.0%
Activision Blizzard, Inc.*	93,200	[2]	1,161,272
Amkor Technology, Inc.*	63,600		258,216
Anixter International, Inc.*	22,000	[2]	739,420
Apple, Inc.*	6,300		677,817
Broadcom Corp., Class A*	5,400		92,232
Cisco Systems, Inc.*	59,600		1,059,092
CSG Systems International, Inc.*	13,000	[2]	216,190
Dell, Inc.*	17,000		206,550
EarthLink, Inc.*	10,500		72,450
Fairchild Semiconductor International, Inc.*	128,000		727,040
Hewitt Associates, Inc., Class A*	15,800		440,662
Hewlett-Packard Co.	89,300		3,418,404
Integrated Device Technology, Inc.*	70,800		450,288
International Business Machines Corp.	10,200		948,294
Lexmark International, Inc.*	11,800	[2]	304,794
Microsoft Corp.	100,400		2,241,932
Oracle Corp.*	18,000		329,220
Plantronics, Inc.	19,000		274,360
SAIC, Inc.*	50,400	[2]	930,888
Teradata Corp.*	23,600		363,204
Total Information Technology			14,912,325
Materials - 1.5%
Freeport McMoRan Copper & Gold, Inc., Class B	11,800		343,380
Reliance Steel & Aluminum Co.	10,000		250,400
Terra Industries, Inc.	20,800		457,392
Total Materials			1,051,172
Telecommunication Services - 0.5%
General Communication, Inc., Class A*	35,800	[2]	274,944
Premiere Global Services, Inc.*	10,400	[2]	103,480
Total Telecommunication Services			378,424
Utility - 1.2%
Energen Corp.	25,600		859,392
Total Common Stocks (cost $87,138,398)			70,630,679
Other Investment Companies - 25.6%[1]
Bank of New York Institutional Cash Reserves Fund, Series A, 1.07%[3]	17,034,505		17,034,505
Bank of New York Institutional Cash Reserves Fund, Series B* 3, [4]	320,520		37,661
Bank of New York Institutional Cash Reserves Fund, Series C* 3, [5]	191,326		191,326
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[6]	920,150		920,150
Total Other Investment Companies (cost $18,466,501)			18,183,642
Total Investments - 125.2% (cost $105,604,899)			88,814,321
Other Assets, less Liabilities - (25.2)%			(17,905,518)
Net Assets - 100.0%			$70,908,803

Note: Based on the cost of investments of $105,603,684 for Federal income tax purposes at October 31, 2008, the aggregate gross unrealized appreciation and depreciation were $2,114,582 and $18,903,945, respectively, resulting in net unrealized depreciation of investments of $16,789,363.

*	Non-income-producing securities.

[1]

Yield shown for each investment company below represents the October 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $17,427,286, or 24.6% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]	On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold a security issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]	The Fund’s investment is covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of $599,935.

The accompanying notes are an integral part of these financial statements.

8

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ending October 31, 2008, the Fund returned -36.43% compared to -36.60% for the benchmark Russell 3000® Index. Please refer to the table on page 10 for returns for various classes of shares.

The financial markets were under significant pressure for the majority of the past year. The period began with the focus of investors on the U.S. housing crisis and eventually morphed into concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage. Volatility remained high during July and August as major headlines included falling energy and commodity prices along with higher-than-expected economic growth, countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bail-out” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

The Fund delivered disappointing absolute returns for the year but performed in line with its benchmark as the Fund was not immune to the broader economic upheaval that brought significant losses to the equity market. Relative to the benchmark, sector positioning was positive for the Fund, as an underweight to the struggling financials sector was beneficial. The Fund did, however, experience negative impact from stock selection in certain areas of the market, including within the struggling consumer discretionary and energy sectors. This was, however, mitigated by particularly strong stock selection within the financials sector over the last year. Meanwhile, the style positioning in the Fund was neutral during the period relative to the benchmark as the Fund was positioned broadly in line with the Russell 3000® Index from a style perspective.

First Quadrant L.P. (“First Quadrant”) remains concerned about current market conditions and the slowing global economy. As such, First Quadrant continues to position the Fund defensively with a majority of exposures, such as value and growth, in line with the Russell 3000® Index. The Fund does, however, continue to generally favor lower yielding stocks, while smaller-capitalization issues have begun to look increasingly compelling. Additional holdings were added to the Fund over the last six months as the higher volatility of markets resulted in the need to better diversify the Fund in order to maintain a risk profile consistent with long-term targets.

Cumulative Total Return Performance

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 10 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 1998 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

9

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ U.S. Equity Fund and the Russell 3000® Index since October 31, 1998 through October 31, 2008.

Average Annual Total Returns	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund
No Load:
Institutional Class	(36.43)%	2.29%	0.85%	6.47%	08/14/92
Class A*	(36.64)%	—	—	(7.58)%	03/01/06
Class C*	(37.12)%	—	—	(8.19)%	03/01/06
Russell 3000® Index	(36.60)%	0.46%	1.05%
With Load:
Class A*	(40.28)%	—	—	(9.62)%	03/01/06
Class C*	(37.67)%	—	—	(8.19)%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

10

Managers AMG FQ U.S. Equity Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	FQ U.S. Equity**	Russell 3000® Index
Financials	16.1%	15.6%
Information Technology	15.7%	15.9%
Health Care	13.2%	13.9%
Energy	12.9%	12.2%
Consumer Staples	11.3%	11.3%
Industrials	10.8%	11.5%
Consumer Discretionary	10.2%	9.0%
Materials	3.4%	3.5%
Telecommunication Services	3.1%	3.0%
Utilities	3.0%	4.1%
Other Assets and Liabilities	0.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	3.8%
Procter & Gamble Co., The	2.1
Microsoft Corp.*	1.7
General Electric Co.*	1.6
Johnson & Johnson*	1.6
Chevron Corp.	1.5
International Business Machines Corp.	1.4
AT&T, Inc.*	1.3
Wal-Mart Stores, Inc.	1.2
JPMorgan Chase & Co.*	1.2

Top Ten as a Group	17.4%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

11

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares		Value
Common Stocks - 99.7%
Consumer Discretionary - 10.2%
1-800-FLOWERS.COM, Inc.*	17,800		$95,230
Advance Auto Parts, Inc.	10,200		318,240
Amazon.com, Inc.*	1,800		103,032
Apollo Group, Inc., Class A*	2,600	[2]	180,726
Carnival Corp.	2,000	[2]	50,800
Comcast Corp., Class A	23,400		368,784
DIRECTV Group, Inc., The*	9,000	[2]	197,010
Exide Technologies, Inc.*	19,200	[2]	91,200
Gap Inc., The	19,300		249,742
H&R Block, Inc.	7,000		138,040
Home Depot, Inc., The	5,200	[2]	122,668
Jo-Ann Stores, Inc.*	13,600	[2]	260,576
Johnson Controls, Inc.	9,200		163,116
Liberty Media Corp., Class A*	16,400		264,040
Lowe’s Companies, Inc.	8,400		182,280
McDonald’s Corp.	6,400		370,752
News Corp., Inc., Class A	24,800		263,872
Nike, Inc.	2,000		115,260
Polo Ralph Lauren Corp.	5,000		235,850
priceline.com, Inc.*	4,000	[2]	210,520
Rent-A-Center, Inc.*	10,400	[2]	151,840
Ross Stores, Inc.	8,000	[2]	261,520
Snap-On, Inc.	7,400		273,430
Stewart Enterprises, Inc.	30,200	[2]	156,134
Stoneridge, Inc.*	7,800	[2]	44,382
Target Corp.	4,500	[2]	180,540
Timberland Co.*	5,300	[2]	64,130
Time Warner Co., Inc.	31,800		320,862
Walt Disney Co., The	15,600		404,040
Whirlpool Corp.	3,800	[2]	177,270
Total Consumer Discretionary			6,015,886
Consumer Staples - 11.3%
Altria Group, Inc.	12,050		231,240
Anheuser-Busch Companies, Inc.	1,900		117,857
Avon Products, Inc.	8,200		203,606
Bunge, Ltd.	6,000	[2]	230,460
Church & Dwight Co., Inc.	5,400	[2]	319,086
Coca-Cola Co., The	10,600		467,036
Colgate-Palmolive Co.	1,600		100,416
Corn Products International, Inc.	7,600		184,832
Costco Wholesale Corp.	2,400		136,824
CVS Caremark Corp.	9,700		297,305
Darling International, Inc.*	33,400	[2]	251,836
Kraft Foods, Inc.	5,200		151,528
Kroger Co., The	10,000		274,600
Molson Coors Brewing Co.	6,600		246,576
Nash Finch Co.	2,200	[2]	86,746
PepsiCo, Inc.	7,300		416,173
Philip Morris International, Inc.	9,000		391,230
Procter & Gamble Co., The	19,400		1,252,075
Ralcorp Holdings, Inc.*	4,000		270,720
Sysco Corp.	10,400		272,480
Walgreen Co.	2,700		68,742
Wal-Mart Stores, Inc.	12,600		703,206
Total Consumer Staples			6,674,574
Energy - 12.9%
Apache Corp.	3,300		271,689
Arch Coal, Inc.	10,100	[2]	216,241
Chevron Corp.	11,900		887,740
Cimarex Energy Co.	6,800		275,128
Complete Production Services, Inc.	18,100	[2]	224,259
ConocoPhillips Co.	8,900		462,978
Devon Energy Corp.	4,200		339,612
Encore Acquisition Co.*	9,000		280,350
Exxon Mobil Corp.	30,400		2,253,248
Halliburton Co.	13,600		269,144
Hess Corp.	4,600		276,966
Knightsbridge Tankers, Ltd.	9,600		171,936
Massey Energy Co.	7,800		180,102
Murphy Oil Corp.	5,800		293,712
National-Oilwell, Inc.*	8,400		251,076
Occidental Petroleum Corp.	6,800	[2]	377,672
Schlumberger, Ltd.	4,600	[2]	237,590
Transocean, Inc.	1,700		139,961
W&T Offshore, Inc.	12,800	[2]	245,376
Total Energy			7,654,780
Financials - 16.1%
Aflac, Inc.	6,600		292,248
American Express Co.	4,500		123,750
American Financial Group, Inc.	7,100		161,383
Anworth Mortgage Asset Corp.	19,400	[2]	113,684
Aon Corp.	8,300		351,090
Bank of America Corp.	21,668		523,716
Bank of Hawaii Corp.	6,100	[2]	309,331

The accompanying notes are an integral part of these financial statements.

12

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 16.1% (continued)
Bank of New York Mellon Corp.	6,400		$208,640
Cash America International, Inc.	6,386		225,873
Charles Schwab Corp., The	5,200		99,424
Chubb Corp., The	6,000		310,920
Citigroup, Inc.	19,800		270,270
Community Bank System, Inc.	4,800	[2]	119,760
CVB Financial Corp	23,500	[2]	297,510
Goldman Sachs Group, Inc.	2,100		194,250
Hospitality Properties Trust	20,400		207,060
Hudson City Bancorp, Inc.	17,000		319,770
Interactive Brokers Group, Inc., Class A*	8,600	[2]	183,782
JPMorgan Chase & Co.	17,000		701,250
Loews Corp.	7,300		242,433
Metlife, Inc.	4,371		145,205
Morgan Stanley Co.	6,300		110,061
NASDAQ OMX Group, Inc., The*	11,700	[2]	379,782
NBT Bancorp, Inc.	4,800		133,824
Northern Trust Corp.	4,400		247,764
Old National Bancorp	16,100	[2]	304,934
Platinum Underwriter Holdings	11,400	[2]	361,836
ProLogis	1,400	[2]	19,600
Prudential Financial, Inc.	4,400		132,000
Public Storage, Inc.	2,800		228,200
Rayonier, Inc.	8,600	[2]	284,488
Republic Bancorp, Inc., Class A	1,600	[2]	36,832
Stancorp Financial Group, Inc.	2,200		74,976
State Street Corp.	6,200		268,770
T Rowe Price Group, Inc.	1,400	[2]	55,356
Transatlantic Holdings, Inc.	2,600		111,410
Travelers Companies, Inc., The	8,500		361,675
U.S. Bancorp	7,400		220,594
UnumProvident Corp.	11,600		182,700
Wells Fargo & Co.	19,000		646,950
Total Financials			9,563,101
Health Care - 13.2%
Abbott Laboratories Co.	8,500		468,775
Amgen, Inc.*	8,700		521,043
Baxter International, Inc.	3,500		211,715
Biogen Idec, Inc.*	1,600		68,080
Bristol-Myers Squibb Co.	10,800		221,940
Covidien, Ltd.	2,800		124,012
Eli Lilly & Co.	8,800		297,616
Express Scripts, Inc.*	4,200		254,562
Genentech, Inc.*	700		58,058
Gilead Sciences, Inc.*	5,200		238,420
Invitrogen Corp.*	10,600	[2]	305,174
Johnson & Johnson	15,200		932,368
Lifepoint Hospitals, Inc.*	12,200	[2]	292,434
McKesson Corp.	5,700		209,703
Medtronic, Inc.	6,400		258,112
Merck & Co., Inc.	7,000		216,650
OSI Pharmaceuticals, Inc.*	7,600	[2]	288,420
Owens & Minor, Inc.	7,500	[2]	324,525
Perrigo Co.	10,462	[2]	355,708
Pfizer, Inc.	39,000		690,690
Schering-Plough Corp	1,800		26,082
St. Jude Medical, Inc.*	6,900		262,407
Thermo Fisher Scientific, Inc.*	6,400		259,840
Universal Health Services, Inc., Class B	6,800		285,872
Valeant Pharmaceuticals International*	5,100	[2]	95,727
Varian Medical Systems, Inc.*	5,600		254,856
WellPoint, Inc.*	400		15,548
Wyeth	8,400		270,312
Total Health Care			7,808,649
Industrials - 10.8%
3M Co.	2,000		128,600
AGCO Corp.*	5,400		170,208
Avis Budget Group, Inc.*	39,600	[2]	64,944
Boeing Co., The	3,900		203,853
Bucyrus International, Inc.	6,800		164,084
Caterpillar, Inc.	3,200		122,144
CSX Corp.	6,400		292,608
Emerson Electric Co.	3,700		121,101
EnPro Industries, Inc.*	3,600	[2]	79,956
Esterline Technologies Corp.*	1,700		61,285
Fluor Corp.	6,600		263,538
Gardner Denver, Inc.*	10,400		266,448
General Dynamics Corp.	4,200		253,344
General Electric Co.	48,400		944,284
Gibraltar Industries, Inc.	4,000	[2]	53,000
Goodrich Corp.	4,200		153,552
GrafTech International, Ltd.*	7,300		59,203
Hawaiian Holdings, Inc.*	23,090	[2]	161,630
HEICO Corp.	2,800	[2]	107,716
Honeywell International, Inc.	6,100		185,745
Lockheed Martin Corp.	2,800		238,140
NCI Building Systems, Inc.*	2,800	[2]	52,108

The accompanying notes are an integral part of these financial statements.

13

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 10.8% (continued)
Northrop Grumman Corp.	6,000		$281,340
On Assignment, Inc.*	31,900		207,350
Perini Corp.*	3,200		60,864
R.R. Donnelley & Sons Co.	13,400		222,038
Southwest Airlines Co.	22,300		262,694
Transdigm Group, Inc.*	7,800	[2]	235,092
Union Pacific Corp.	5,000		333,850
United Parcel Service, Inc., Class B	2,200		116,116
United Rentals, Inc.*	6,200	[2]	63,550
United Technologies Corp.	3,400		186,864
Watson Wyatt & Co.	5,200		220,844
Wesco International, Inc.*	4,200	[2]	83,496
Total Industrials			6,421,589
Information Technology - 15.7%
Accenture Ltd.	3,400		112,370
Affiliated Computer Services, Inc.*	5,800		237,800
Amkor Technology, Inc.*	39,600		160,776
Anixter International, Inc.*	6,000	[2]	201,660
Apple, Inc.*	4,900		527,191
Cisco Systems, Inc.*	34,194		607,627
CSG Systems International, Inc.*	21,900	[2]	364,197
Dell, Inc.*	3,400		41,310
Dolby Laboratories, Inc.*	8,000	[2]	252,560
EarthLink, Inc.*	34,100	[2]	235,290
Fairchild Semiconductor International, Inc.*	15,900		90,312
Google, Inc.*	1,200		431,232
Hewlett-Packard Co.	17,400		666,072
Intel Corp.	32,500		520,000
International Business Machines Corp.	9,200		855,324
JDA Software Group, Inc.*	4,600		65,688
Marvell Technology Group Ltd.*	34,600		240,816
MasterCard, Inc.	1,400	[2]	206,948
Microsoft Corp.	45,600		1,018,248
Oracle Corp.*	15,600		285,324
Plexus Corp.*	3,200	[2]	59,712
QUALCOMM, Inc.	6,400		244,864
ScanSource, Inc.*	2,600	[2]	51,584
Skyworks Solutions, Inc.*	44,800	[2]	319,424
Sybase, Inc.*	7,300	[2]	194,399
Symantec Corp.*	16,200		203,796
Take-Two Interactive Software, Inc.*	17,500		207,550
Texas Instruments, Inc.	1,800	[2]	35,208
TriQuint Semiconductor, Inc.*	28,400	[2]	127,232
United Online, Inc.	23,800		176,120
Visa, Inc., Class A	2,400		132,840
Western Digital Corp.*	15,600		257,400
Western Union Co., The	12,800		195,328
Total Information Technology			9,326,202
Materials - 3.4%
AK Steel Holding Corp.	5,800	[2]	80,736
CF Industries Holdings, Inc.	4,000		256,760
Cliffs Natural Resources, Inc.	8,000	[2]	215,920
Compass Minerals International, Inc.	3,400	[2]	186,762
Dow Chemical Co.	1,000		26,670
E.I. du Pont de Nemours & Co.	5,200		166,400
Freeport McMoRan Copper & Gold, Inc., Class B	2,200	[2]	64,020
Innophos Holdings, Inc.	14,000		374,500
Monsanto Co.	2,200		195,756
Mosaic Co., The,	5,400		212,814
Terra Industries, Inc.	9,600		211,104
Total Materials			1,991,442
Telecommunication Services - 3.1%
AT&T, Inc.	29,600		792,392
Embarq Corp.	7,900		237,000
Syniverse Holdings, Inc.*	6,600		124,080
Verizon Communications, Inc.	16,100		477,687
Windstream Corp.	29,000		217,790
Total Telecommunication Services			1,848,949
Utilities - 3.0%
AES Corp., The*	3,800		30,286
Allegheny Energy, Inc.	800		24,120
American Electric Power Co., Inc.	2,200		71,786
Calpine Corp.*	2,000	[2]	23,400
Cleco Corp	200		4,602
DPL, Inc.	600	[2]	13,686
DTE Energy Co.	8,000		282,400
Duke Energy Corp.	7,200		117,936
El Paso Electric Co.*	200		3,704
Entergy Corp.	1,000		78,050
Exelon Corp.	3,600		195,264
FirstEnergy Corp.	1,600		83,456
FPL Group, Inc.	2,200		103,928
ITC Holdings Corp.	200	[2]	8,116
Laclede Group, Inc., The	3,100	[2]	162,192
Pepco Holdings, Inc.	1,000		20,650
PG&E Corp.	2,000		73,340

The accompanying notes are an integral part of these financial statements.

14

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - 3.0% (continued)
PPL Corp.	2,000	$65,640
Progress Energy, Inc.	1,400	55,118
Public Service Enterprise Group, Inc.	2,800	78,820
Puget Energy, Inc.	600	14,058
Southern Co., The	4,400	151,096
UGI Corp.	5,900	140,833
Total Utilities		1,802,481
Total Common Stocks (cost $74,907,318)		59,107,653
Other Investment Companies - 17.9%[1]
Bank of New York Institutional Cash Reserves Fund, Series A, 1.07%[3]	10,155,301	10,155,301
Bank of New York Institutional Cash Reserves Fund, Series B* 3, [4]	201,100	23,629
Bank of New York Institutional Cash Reserves Fund, Series C* 3, [5]	116,377	116,377
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[6]	311,416	311,416
Total Other Investment Companies (cost $10,784,194)		10,606,723
Total Investments - 117.6% (cost $85,691,512)		69,714,376
Other Assets, less Liabilities - (17.6)%		(10,455,436)
Net Assets - 100%		$59,258,940

Note: Based on the cost of investments of $88,182,170 for Federal income tax purposes at October 31, 2008, the aggregate gross unrealized appreciation and depreciation were $520,936 and $18,988,730, respectively, resulting in net unrealized depreciation of investments of $18,467,794.

*	Non-income-producing securities.

[1]

Yield shown for each investment company below represents the October 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $10,427,157 or 17.6% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]	On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold a security issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being market to market daily.

[6]	The Fund’s investment is covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of $1,008,765.

The accompanying notes are an integral part of these financial statements.

15

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Alternatives Fund delivered positive absolute returns for the fiscal year ended October 31, 2008. The Fund returned 12.07% while the benchmark 30-day T-bill returned 1.97% during this time. Please refer to the table on page 17 for returns of various share classes. It was an extremely difficult period for global capital markets, but the Fund’s investment and portfolio construction process, which focuses on building a market neutral portfolio, thrived during this time by successfully identifying both long and short investment opportunities within the equity, fixed income, and currency markets globally.

Global capital markets were under significant pressure during the last fiscal year with the initial focus of investors on the U.S. housing crisis eventually converting into worries about a broader credit crisis both in the U.S. and abroad. Equity losses were dramatic as a result of the market turmoil. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indexes returned -36.80%, -34.16%, and -36.60%, respectively. International stocks underperformed their domestic counterparts as the MSCI EAFE Index returned -46.62% in U.S. dollar terms although international investments outperformed when measured in local terms, as captured by the MSCI EAFE Index, returning -41.31% in local currency terms. This deviation in performance between U.S. dollar and local currency returns was driven by the strengthening U.S. dollar during this period. Fixed income securities were certainly not immune to recent financial events either in the U.S. or abroad as the Barclays Capital U.S. Aggregate Index® and the Barclays Capital Global Aggregate Index® yielded mixed performance, returning 0.30% and -2.57%, respectively.

During this period, the solid performance generated in the Fund can be primarily attributed to the First Quadrant L.P. (“First Quadrant”) currency selection strategy, where a majority of the positions, both long and short, but particularly the long to the U.S. dollar over the last several months, were profitable. Solid performance was seen across a variety of other currency positions, including recent gains from longs to the Australian dollar and Japanese yen. Earlier in the year, virtually all currency positions, long and short, contributed positively to performance with the exception to the U.S. dollar, which was weakening at that time. The bond country selection strategy continued to be a consistent performer for the Fund, although it did detract some value toward the end of the period as the long to the U.S. bond market and the short to the Australian bond market were detrimental positions. The stock country selection strategy yielded mixed results throughout the course of the fiscal year, struggling earlier on, but gaining momentum towards the end of the period. Early in 2008, for example, a short position to the Canadian equity market and long positions to the Hong Kong and Japanese equity markets were detrimental. However, the long-standing short position to Spain eventually began to add significant value as this market plunged through the latter half of the year. The same can also be said for the short position to the Canadian equity market although this was slightly mitigated in the final weeks of the fiscal year by the long position to the U.S. equity market. Finally, the asset class selection strategy marginally detracted value, as a modest tilt towards global equities more recently has led to negative performance from this strategy.

The tactical risk allocation in the Fund has begun to find its most compelling opportunities within the bond country selection strategy where the largest active positions are long positions relative to the Japanese and U.S. bond markets and a short position relative to the Australian bond market. Within the stock country selection strategy, the largest active positions reflect a strategy long to the U.S. equity market and short to the Canadian equity market. The opportunity within currency markets has come down considerably over the last several months. However some significant currency exposure still remains as the Fund is positioned long to the U.S. dollar and short to the euro. The current historic volatility levels being witnessed in global capital markets are an opportunity for this Fund as periods of market turmoil often result in significant mispricing that can be taken advantage of by an active global macro strategy such as this.

Cumulative Total Return Performance

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Citigroup 1-Month U.S. Treasury Bill Index (“1-Month Treasury Index”) measures returns of 1-month treasury bills. Unlike the Fund, the 1-Month Treasury Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 17 illustrates the performance of a hypothetical $10,000 investment made in the Class A shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

16

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Alternatives Fund and the Citigroup 1-Month U.S. Treasury Bill Index since inception through October 31, 2008.

Average Total Returns	One Year	Since Inception	Inception Date
Managers AMG FQ Global Alternatives Equity Fund* [2,3,4,5,6]
No Load:
Class A	12.07%	4.99%	3/30/06
Class C	11.21%	4.19%	3/30/06
Citigroup 1-Month U.S. Treasury Bill Index [1]	1.97%	3.69%	3/31/06
With Load:
Class A	5.58%	2.61%	3/30/06
Class C	10.21%	4.19%	3/30/06

*	Commencement of operations was March 30, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]	Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006.

[2]	Performance based on published NAV as of October 31, 2008.

[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtors’ perceived ability to pay their creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

[6]	Class C Shares convert to an equal dollar value of Class A Shares at the end of the tenth year after purchase.

Not FDIC insured, nor bank guaranteed. May lose value.

17

Managers AMG FQ Funds

Statements of Assets and Liabilities

October 31, 2008

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity
Assets:
Investments at value (including securities on loan valued at $17,427,286 and $10,427,157, respectively)*	$88,814,321	$69,714,376
Cash collateral for futures	—	77,000
Receivable for Fund shares sold	25,155	18,616
Dividends and other receivables	39,019	74,977
Receivable for variation margin on futures contracts	—	1,450
Prepaid expenses	9,555	14,657

Total assets	88,888,050	69,901,076

Liabilities:
Payable upon return of securities loaned	17,546,351	10,472,778
Payable for Fund shares repurchased	313,186	53,658
Accrued expenses:
Investment advisory and management fees	43,605	2,377
Administrative fees	—	12,694
Distribution fees	9,373	5,883
Professional fees	38,640	36,288
Other	28,092	58,458

Total liabilities	17,979,247	10,642,136

Net Assets	$70,908,803	$59,258,940

Net Assets Represent:
Paid-in capital	$143,364,608	$84,729,505
Undistributed net investment income	675,684	677,554
Accumulated net realized loss from investments and futures contracts	(56,340,911)	(10,099,789)
Net unrealized depreciation of investments and futures contracts	(16,790,578)	(16,048,330)

Net Assets	$70,908,803	$59,258,940

Class A Shares - Net Assets	$15,333,868	$22,966,089
Shares outstanding	1,535,627	2,662,656

Net asset value and redemption price per share	$9.99	$8.63

Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$10.60	$9.16
Class C Shares - Net Assets	$6,692,797	$1,157,816
Shares outstanding	681,769	135,927

Net asset value and redemption price per share	$9.82	$8.52

Institutional Class Shares - Net Assets	$48,882,138	$35,135,035
Shares outstanding	4,894,765	4,047,223

Net asset value, offering and redemption price per share	$9.99	$8.68

* Investments at cost	$105,604,899	$85,691,512

The accompanying notes are an integral part of these financial statements.

18

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets

October 31, 2008

Assets:	Principal Amount	Value
Investments in Securities - 84.4%
U.S. Government Obligations- 9.3%
U.S. Treasury Bills, 1.800%, 04/23/09 (cost $9,370,604)[1,2]	$9,435,000	$9,393,543

	Shares
Exchange Traded Fund- 18.0%
S&P 500 SPDR Trust Series I (cost $21,686,106)	188,510	18,253,423
Short-Term Investments- 57.1%[3]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[4]	25,524,328	25,524,328
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.85%[4]	32,362,065	32,362,065

Total Short-Term Investments (cost $57,886,393)		57,886,393

Total Investments in Securities (cost $88,943,103)		85,533,359

Cash held as collateral[5]		1,000,000
Receivable for investments sold		1,215,159
Receivable for Fund shares sold		9,983,858
Interest and other receivables		38,283
Receivable for variation margin on futures contracts		1,657,324
Unrealized gains on forward foreign currency contracts		17,711,265
Prepaid expenses		10,989

Total assets		117,150,237

Liabilities:
Payable to custodian		1,137,741
Payable for foreign currency contracts		314,880
Payable for Fund shares repurchased		274,353
Payable for investments purchased		1,190,643
Unrealized losses on forward foreign currency contracts		11,594,829
Payable for variation margin on futures contracts		1,093,305
Accrued expenses:
Investment advisory and management fees		78,964
Administrative fees		16,231
Distribution fees		23,463
Professional fees		44,750
Other		20,797

Total liabilities		15,789,956

Net Assets		$101,360,281

Net Assets Represent:
Paid-in capital		$94,314,329
Undistributed net investment income		4,977,692
Accumulated net realized gain from investments, futures and foreign currency contracts		1,781,186
Net unrealized appreciation of investments, futures and foreign currency contracts		287,074

Net Assets		$101,360,281

Class A Shares - Net Assets		$89,232,171
Shares outstanding		8,114,576

Net asset value and redemption price per share		$11.00

Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))		$11.67
Class C Shares - Net Assets		$12,128,110
Shares outstanding		1,121,998

Net asset value and redemption price per share		$10.81

Note: Based on the cost of investments of $88,943,103 for Federal income tax purposes at October 31, 2008, the aggregate gross unrealized appreciation and depreciation were $22,938 and $3,432,682, respectively, resulting in net unrealized depreciation of investments of $3,409,744.

[1]	Security held as collateral for futures contracts, amounting to a market value of $9,393,543, or 9.3% of net assets.

[2]	Yield shown represents yield to maturity at October 31, 2008.

[3]

Yield shown for each investment company listed below represents the October 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]

The Fund’s investment in Dreyfus Cash Management Fund and JPMorgan Liquid Assets Money Market Fund are covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of $7,677,578 and $32,419,104, respectively.

[5]	Cash held as collateral for forward contracts in a segregated account at The Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

19

Managers AMG FQ Funds

Statements of Operations

For the fiscal year ended October 31, 2008

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity	FQ Global Alternatives
Investment Income:
Dividend income	$1,977,382	$1,709,618	$1,472,404
Interest income	—	—	47,463
Securities lending fees	173,313	100,259	—
Foreign withholding tax	(2,932)	—	—

Total investment income	2,147,763	1,809,877	1,519,867

Expenses:
Investment advisory and management fees	956,419	296,458	984,102
Administrative fees	—	211,756	144,721
Distribution fees Class A	59,608	47,332	122,045
Distribution fees Class C	96,367	17,128	90,704
Transfer agent	58,280	120,462	27,803
Professional fees	54,719	45,338	52,964
Registration fees	39,687	37,105	32,950
Custodian	23,855	28,480	10,133
Reports to shareholders	14,654	14,076	14,820
Trustees fees and expenses	8,705	7,254	4,054
Miscellaneous	7,333	5,585	2,442

Total expenses before offsets	1,319,627	830,974	1,486,738

Fee waivers	—	—	(8,848)
Expense reimbursements	(47,896)	(97,751)	(98,043)
Expense reductions	(1,082)	(1,026)	(2,071)

Net expenses	1,270,649	732,197	1,377,776

Net investment income	877,114	1,077,680	142,091

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(9,642,674)	(9,985,815)	27,690
Net realized gain (loss) on futures contracts	—	(188,344)	278,128
Net realized gain on foreign currency contracts	—	—	3,583,012
Net unrealized depreciation of investments	(43,337,251)	(26,925,020)	(4,516,042)
Net unrealized depreciation of futures contracts	—	(73,875)	(1,922,481)
Net unrealized appreciation of foreign currency contracts	—	—	9,217,373

Net realized and unrealized gain (loss)	(52,979,925)	(37,173,054)	6,667,680

Net Increase (Decrease) in Net Assets Resulting from Operations	($52,102,811)	($36,095,374)	$6,809,771

The accompanying notes are an integral part of these financial statements.

20

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the year ended October 31,

	FQ Tax-Managed U.S. Equity		FQ U.S. Equity		FQ Global Alternatives
	2008	2007	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$877,114	$354,740	$1,077,680	$824,531	$142,091	$613,315
Net realized gain (loss) on investments, futures and foreign currency transactions	(9,642,674)	5,137,603	(10,174,159)	11,027,192	3,888,830	1,472,378
Net unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(43,337,251)	13,324,156	(26,998,895)	1,475,588	2,778,850	(2,172,643)

Net increase (decrease) in net assets resulting from operations	(52,102,811)	18,816,499	(36,095,374)	13,327,311	6,809,771	(86,950)

Distributions to Shareholders:
From net investment income	(537,697)	(63,118)	(1,004,699)	(826,430)	(121,939)	(428,312)
From net realized gain on investments	—	—	(10,995,141)	(7,967,797)	(447,105)	—

Total distributions to shareholders	(537,697)	(63,118)	(11,999,840)	(8,794,227)	(569,044)	(428,312)

From Capital Share Transactions:
Proceeds from the sale of shares	35,754,385	51,835,490	18,968,205	33,962,254	81,169,035	46,376,569
Reinvestment of dividends and distributions	454,409	58,882	11,587,804	8,561,477	354,090	425,858
Cost of shares repurchased	(41,462,127)	(26,335,187)	(30,215,539)	(18,579,846)	(31,583,474)	(22,463,071)

Net increase (decrease) from capital share transactions	(5,253,333)	25,559,185	340,470	23,943,885	49,939,651	24,339,356

Total increase (decrease) in net assets	(57,893,841)	44,312,566	(47,754,744)	28,476,969	56,180,378	23,824,094

Net Assets:
Beginning of year	128,802,644	84,490,078	107,013,684	78,536,715	45,179,903	21,355,809

End of year	$70,908,803	$128,802,644	$59,258,940	$107,013,684	$101,360,281	$45,179,903

End of year undistributed net investment income	$675,684	$349,337	$677,554	$686,021	$4,977,692	$3,073,916

Share Transactions:
Sale of shares	2,517,854	3,273,716	1,781,746	2,282,565	7,747,805	4,509,114
Reinvestment of dividends and distributions	28,638	3,711	881,812	619,547	35,643	43,154
Shares repurchased	(3,114,114)	(1,665,406)	(2,733,178)	(1,256,742)	(3,101,019)	(2,193,872)

Net increase (decrease) in shares	(567,622)	1,612,021	(69,620)	1,645,370	4,682,429	2,358,396

The accompanying notes are an integral part of these financial statements.

21

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.80	$13.93	$11.89	$9.94	$9.39

Income from Investment Operations:
Net investment income	0.13	0.06	0.03	0.01	0.11
Net realized and unrealized gain (loss) on investments	(6.87)	2.82	2.03	2.04	0.44

Total from investment operations	(6.74)	2.88	2.06	2.05	0.55

Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.01)	(0.02)	(0.10)	—

Net Asset Value, End of Year	$9.99	$16.80	$13.93	$11.89	$9.94

Total Return[1]	(40.26)%	20.68%	17.37%	20.75%	5.86%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.92%	0.37%	0.23%	0.04%	0.99%
Portfolio turnover	136%	65%	98%	105%	131%
Net assets at end of year (000’s omitted)	$48,882	$95,510	$82,975	$55,377	$45,321

Expense Offsets:[2]
Ratio of total expenses to average net assets	1.03%	1.07%	1.11%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	0.88%	0.29%	0.12%	(0.17)%	0.79%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

22

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class A Shares	2008	2007
Net Asset Value, Beginning of Period	$16.75	$13.91	$13.01

Income from Investment Operations:
Net investment income	0.10	0.02	0.00 [5]
Net realized and unrealized gain (loss) on investments	(6.81)	2.82	0.90

Total from investment operations	(6.71)	2.84	0.90

Less Distributions to Shareholders from:
Net investment income	(0.05)	—	—

Net Asset Value, End of Period	$9.99	$16.75	$13.91

Total Return[1]	(40.15)%[6]	20.42%	6.92%[2]

Ratio of net expenses to average net assets	1.24%	1.24%	1.24%[3]
Ratio of net investment income (loss) to average net assets[1]	0.67%	0.30%	(0.11)%[3]
Portfolio turnover	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$15,334	$23,803	$574

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.28%	1.32%	1.40%[3]
Ratio of net investment income (loss) to average net assets	0.63%	0.22%	(0.27)%[3]

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$16.53	$13.83	$13.01

Income from Investment Operations:
Net investment income (loss)	(0.02)	0.00 [5]	(0.03)
Net realized and unrealized gain (loss) on investments	(6.69)	2.70	0.85

Total from investment operations	(6.71)	2.70	0.82

Net Asset Value, End of Period	$9.82	$16.53	$13.83

Total Return[1]	(40.56)%	19.52%[6]	6.30%[2]

Ratio of net expenses to average net assets	1.99%	1.99%	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.09)%	(0.36)%	(0.91)%[3]
Portfolio turnover	136%	65%	98%[2]
Net assets at end of period (000’s omitted)	$6,693	$9,490	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.03%	2.07%	2.15%[3]
Ratio of net investment loss to average net assets	(0.13)%	(0.44)%	(1.06)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.

[6]	The Total Return is based on the Financial Statement Net Asset Value as shown above.

23

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.49	$14.90	$12.93	$11.62	$10.59

Income from Investment Operations:
Net investment income	0.19	0.15	0.17	0.20	0.11
Net realized and unrealized gain (loss) on investments	(5.23)	2.11	2.49	1.26	1.00

Total from investment operations	(5.04)	2.26	2.66	1.46	1.11

Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.16)	(0.18)	(0.15)	(0.08)
Net realized gain on investments	(1.61)	(1.51)	(0.51)	—	—

Total distributions to shareholders	(1.77)	(1.67)	(0.69)	(0.15)	(0.08)

Net Asset Value, End of Year	$8.68	$15.49	$14.90	$12.93	$11.62

Total Return[1]	(36.43)%	16.54%	21.44%	12.64%	10.52%

Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.85%	0.79%
Ratio of net investment income to average net assets[1]	1.36%	0.96%	1.23%	1.49%	0.97%
Portfolio turnover	227%	106%	89%	105%	106%
Net assets at end of year (000’s omitted)	$35,135	$82,915	$78,068	$72,470	$72,878

Expense Offsets:[2]
Ratio of total expenses to average net assets	0.91%	0.83%	0.82%	—	—
Ratio of net investment income to average net assets	1.24%	0.92%	1.19%	—	—

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

24

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006*
Class A Shares	2008	2007
Net Asset Value, Beginning of Period	$15.43	$14.88	$13.53

Income from Investment Operations:
Net investment income	0.09	0.17	0.01
Net realized and unrealized gain (loss) on investments	(5.14)	2.05	1.34

Total from investment operations	(5.05)	2.22	1.35

Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.16)	—
Net realized gain on investments	(1.61)	(1.51)	—

Total distributions to shareholders	(1.75)	(1.67)	—

Net Asset Value, End of Period	$8.63	$15.43	$14.88

Total Return[1]	(36.64)%	16.28%	9.98%[2]

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%[3]
Ratio of net investment income to average net assets[1]	1.07%	0.56%	0.63%[3]
Portfolio turnover	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$22,966	$21,773	$371

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.16%	1.08%	1.13%[3]
Ratio of net investment income to average net assets	0.95%	0.52%	0.54%[3]

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006*
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$15.27	$14.85	$13.53

Income from Investment Operations:
Net investment income	0.04	0.13	0.00 [5]
Net realized and unrealized gain (loss) on investments	(5.13)	1.96	1.32

Total from investment operations	(5.09)	2.09	1.32

Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.16)	—
Net realized gain on investments	(1.61)	(1.51)	—

Total distributions to shareholders	(1.66)	(1.67)	—

Net Asset Value, End of Period	$8.52	$15.27	$14.85

Total Return[1]	(37.12)%	15.35%	9.76%[2]

Ratio of net expenses to average net assets	1.79%	1.79%	1.79%[3]
Ratio of net investment income (loss) to average net assets[1]	0.37%	(0.13)%	0.16%[3]
Portfolio turnover	227%	106%	89%[2]
Net assets at end of period (000’s omitted)	$1,158	$2,326	$97

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.91%	1.83%	1.88%[3]
Ratio of net investment income (loss) to average net assets	0.25%	(0.17)%	(0.07)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.

25

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class A Shares	2008	2007
Net Asset Value, Beginning of Period	$9.94	$9.73	$10.00

Income from Investment Operations:
Net investment income	0.04 [6]	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	1.15 [6]	0.22 [6]	(0.43)

Total from investment operations	1.19	0.40	(0.27)

Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.19)	—
Net realized gain on investments	(0.10)	—	—

Total distributions to shareholders	(0.13)	(0.19)	—

Net Asset Value, End of Period	$11.00	$9.94	$9.73

Total Return[1]	12.17%[5]	4.11%[5]	(2.70)%[2]

Ratio of net expenses to average net assets	2.26%	2.50%	2.50%[3]
Ratio of net investment income to average net assets[1]	0.36%	1.72%	1.38%[3]
Portfolio turnover	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$89,232	$37,716	$20,661

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.45%	2.56%	3.20%[3]
Ratio of net investment income to average net assets	0.17%	1.66%	0.68%[3]

	For the fiscal year ended October 31,		For the fiscal period ended October 31, 2006 *
Class C Shares	2008	2007
Net Asset Value, Beginning of Period	$9.82	$9.69	$10.00

Income from Investment Operations:
Net investment income	(0.04)[6]	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	1.13 [6]	0.21 [6]	(0.33)

Total from investment operations	1.09	0.32	(0.31)

Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.19)	—
Net realized gain on investments	(0.09)	—	—

Total distributions to shareholders	(0.10)	(0.19)	—

Net Asset Value, End of Period	$10.81	$9.82	$9.69

Total Return[1]	11.31%[5]	3.30%[5]	(3.10)%[2]

Ratio of net expenses to average net assets	3.02%	3.25%	3.25%[3]
Ratio of net investment income (loss) to average net assets[1]	(0.38)%	1.03%	1.03%[3]
Portfolio turnover	133%	104%	48%[2]
Net assets at end of period (000’s omitted)	$12,128	$7,464	$695

Expense Offsets:[4]
Ratio of total expenses to average net assets	3.21%	3.31%	3.52%[3]
Ratio of net investment income (loss) to average net assets	(0.57)%	0.97%	0.76%[3]

*	Commencement of operations was on March 30, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements / recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[6]	Per share numbers have been calculated using average shares.

26

Managers AMG FQ Funds

Notes to Financial Statements

October 31, 2008

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund (“U.S. Equity”), and Managers AMG FQ Global Alternatives Fund (“Global Alternatives”), collectively the “Funds.”

Each Fund offers Class A and Class C shares. In addition, Tax-Managed and U.S. Equity offer an Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. All classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Tax-Managed and U.S. Equity Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability

27

Managers AMG FQ Funds

Notes to Financial Statements (continued)

developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of October 31, 2008:

	Tax-Managed		U.S. Equity		Global Alternatives
Valuation Inputs	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$88,585,334	—	$69,574,370	($71,194)	$76,139,816	($2,446,639)
Level 2 - Other Significant Observable Inputs	228,987	—	140,006	—	9,393,543	6,140,952
Level 3 - Significant Unobservable Inputs	—	—	—	—	—	—

Total	$88,814,321	—	$69,714,376	($71,194)	$85,533,359	$3,694,313

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

U.S. Equity directed certain portfolio trades to a brokerage firm, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2008, under this arrangement the Fund’s expenses were reduced by $186 which had no impact on the annualized expense ratio.

Each of the Funds has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2008, the custodian expense was reduced as follows: Tax-Managed - $20, U.S. Equity - $16 and Global Alternatives - $1,578.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2008, overdraft fees for Tax-Managed, U.S. Equity and Global Alternatives equaled $726, $1,591, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2008, the transfer agent expense was reduced as follows: Tax-Managed - $1,062, U.S. Equity - $824, and Global Alternatives - $493.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio- Capital Share Class. For the fiscal year ended October 31, 2008, the management fee was reduced as follows: Tax-Managed - $0, U.S. Equity -$0, Global Alternatives - $8,848.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions

28

Managers AMG FQ Funds

Notes to Financial Statements (continued)

are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Tax-Managed Equity		U.S. Equity		Global Alternatives
	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$537,697	$63,118	$1,004,699	$826,430	$121,939	$438,312
Short-term capital gains	—	—	3,272,050	3,556,489	—	—
Long-term capital gains	—	—	7,723,091	4,411,308	447,105	—

	$537,697	$63,118	$11,999,840	$8,794,227	$569,044	$438,312

As of October 31, 2008, the components of distributable earnings (excluding unrealized appreciation/deprecation) on a tax basis consisted of:

	Tax-Managed Equity	U.S. Equity	Global Alternatives
Capital loss carryforward	$56,342,126	$7,674,402	$176,926
Undistributed ordinary income	675,684	671,630	11,094,128
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

f.	Capital Loss Carryovers

As of October 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Tax-Managed	$9,626,944	2016
	62,547	2011
	18,367,213	2010
	28,285,422	2009

Total	$56,342,126

U.S. Equity	7,674,402	2016
Global Alternatives	176,926	2016

For the fiscal year ended October 31, 2008, Tax-Managed, U.S. Equity and Global Alternatives utilized no capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

29

Managers AMG FQ Funds

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2008, and October 31, 2007, the capital stock transactions in the Funds by class were as follows:

	Tax-Managed				U.S. Equity
	2008		2007		2008		2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	1,083,470	$15,075,982	1,714,462	$27,420,567	1,566,421	$16,619,942	1,823,106	$27,198,907
Reinvestment of dividends and distributions	1,904	30,137	—	—	174,679	2,290,036	3,541	48,285
Shares repurchased	(971,029)	(12,672,266)	(334,458)	(5,373,188)	(489,573)	(5,432,086)	(440,449)	(6,632,355)

Net increase	114,345	$2,433,853	1,380,004	$22,047,379	1,251,527	$13,477,892	1,386,198	$20,614,837

Class C Shares
Sale of shares	344,329	$4,887,814	527,386	$8,233,271	28,722	$347,005	162,315	$2,397,014
Reinvestment of dividends and distributions	—	—	—	—	8,512	110,908	81	1,109
Shares repurchased	(236,813)	(3,098,613)	(21,223)	(329,547)	(53,602)	(642,435)	(16,663)	(252,257)

Net increase (decrease)	107,516	$1,789,201	506,163	$7,903,724	(16,368)	($184,522)	145,733	$2,145,866

Institutional Class
Sale of shares	1,090,055	$15,790,589	1,031,868	$16,181,652	186,603	$2,001,258	297,144	$4,366,333
Reinvestment of dividends and distributions	26,734	424,272	3,711	58,882	698,621	9,186,860	615,925	8,512,083
Shares repurchased	(1,906,272)	(25,691,248)	(1,309,725)	(20,632,452)	(2,190,003)	(24,141,018)	(799,630)	(11,695,234)

Net increase (decrease)	(789,483)	($9,476,387)	(274,146)	($4,391,918)	(1,304,779)	($12,952,900)	113,439	$1,183,182

	Global Alternatives
	2008		2007
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	6,997,102	$73,521,698	3,750,168	$38,528,654
Reinvestment of dividends and distributions	30,757	306,011	41,696	411,541
Shares repurchased	(2,707,381)	(27,611,339)	(2,121,805)	(21,737,119)

Net increase	4,320,478	$46,216,370	1,670,059	$17,203,076

Class C Shares
Sale of shares	750,703	$7,647,337	758,946	$7,847,915
Reinvestment of dividends and distributions	4,886	48,079	1,458	14,317
Shares repurchased	(393,638)	(3,972,135)	(72,067)	(725,952)

Net increase	361,951	$3,723,281	688,337	$7,136,280

At October 31, 2008, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows:

Fund	Class A	Class C	Institutional Class
Tax-Managed	3 collectively own 59%	2 collectively own 69%	2 collectively own 34%
U.S. Equity	None	1 owns 45%	None
Global Alternatives	1 owns 18%	3 collectively own 83%	N/A

30

Managers AMG FQ Funds

Notes to Financial Statements (continued)

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc., (“MDI” or the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for each fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds will be continuously offered and will be sold by brokers, dealers, or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature.

Tax-Managed is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity and Global Alternatives are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35% and 1.70%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor. U.S. Equity and Global Alternatives have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of each Fund.

The Investment Manager has contractually agreed, through at least March 1, 2009, to waive fees and pay or reimburse expenses for Tax-Managed and Global Alternatives to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to the following amounts of the Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Tax-Managed	1.24%	1.99%	0.99%
Global Alternatives	1.99%	2.74%	N/A

At a meeting held on June 5-6, 2008, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to Global Alternatives. Effective June 9, 2008, the Investment Manager has contractually agreed to limit net annual fund operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.99% and 2.74% of average daily net assets of Class A and Class C shares, respectively. Prior to June 9, 2008, the Fund had a contractual expense limitation of 2.50% and 3.25% for Class A and Class C shares, respectively.

Tax-Managed and Global Alternatives are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the fiscal year ended October 31, 2008, Global Alternatives made repayments to the Investment Manager of $26,086. At October 31, 2008, the twelve-month and cumulative amounts of reimbursable expenses for the Funds were as follows:

Fund	Fiscal year ended October 31, 2008	Cumulative Reimbursement Amount
Tax-Managed	$47,896	$209,549
Global Alternatives	98,043	195,290

31

Managers AMG FQ Funds

Notes to Financial Statements (continued)

The Investment Manager of U.S. Equity, has voluntarily agreed through March 1, 2009 to limit the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) to 0.79% of the Fund’s average daily net assets allocable to the Institutional Class shares. This arrangement may be modified or terminated by the Investment Manager at any time. For the fiscal year ended October 31, 2008, the total operating expenses have exceeded the expense cap by $97,751.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Effective March 1, 2006, Tax-Managed and U.S. Equity adopted a distribution and service plan (the “Plan”) and effective March 30, 2006, Global Alternatives adopted the Plan with respect to the Class A and Class C shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Funds may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of U.S. Equity, Tax-Managed and Global Alternatives for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2008, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$151,343,067	$155,053,467	N/A	N/A
U.S. Equity	190,890,551	200,708,728	N/A	N/A
Global Alternatives	12,464,311	248,571	$24,540,556	$21,250,000

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in the BNYM Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Forward Foreign Currency Contracts

Global Alternatives invests in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

32

Managers AMG FQ Funds

Notes to Financial Statements (continued)

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Cash pledged to cover margin requirements for open forward positions in Global Alternatives at October 31, 2008 was $1,000,000. Open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2008 were as follows:

Global Alternatives - Foreign Currency

Type	Position	Settlement Date	Receivable Amount	Payable Amount	Unrealized Gain/Loss
Australian Dollar	Short	12/17/2008	($24,011,195)	($29,238,936)	$5,227,741
Canadian Dollar	Short	12/17/2008	(7,262,776)	(7,940,361)	677,585
Swiss Franc	Short	12/17/2008	(18,370,312)	(19,172,258)	801,946
euro	Short	12/17/2008	(42,501,918)	(46,158,960)	3,657,042
Pound Sterling	Short	12/17/2008	(12,067,558)	(13,283,833)	1,216,275
Japanese Yen	Short	12/17/2008	(22,666,791)	(22,075,546)	(591,245)
New Zealand Dollar	Short	12/17/2008	(12,542,980)	(14,144,563)	1,601,583
Swedish Krona	Short	12/17/2008	(16,051,592)	(17,845,757)	1,794,165
Australian Dollar	Long	12/17/2008	15,493,935	17,482,627	(1,988,692)
Canadian Dollar	Long	12/17/2008	12,265,861	13,257,509	(991,648)
Swiss Franc	Long	12/17/2008	22,375,193	23,095,442	(720,249)
euro	Long	12/17/2008	22,624,973	24,384,486	(1,759,513)
Pound Sterling	Long	12/17/2008	10,327,739	11,308,770	(981,031)
Japanese Yen	Long	12/17/2008	26,446,815	24,233,882	2,212,933
New Zealand Dollar	Long	12/17/2008	16,300,330	18,323,642	(2,023,312)
Swedish Krona	Long	12/17/2008	12,175,859	14,193,003	(2,017,144)

Total			($17,464,417)	($23,580,853)	$6,116,436

8.	Futures Contracts Held or Issued for Purposes other than Trading

U.S. Equity uses Equity Index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Alternatives may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

33

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Assets pledged to cover margin requirements for the open futures positions at October 31, 2008 amounted to $77,000 and $9,393,543 for U.S. Equity and Global Alternatives, respectively. Each Fund had the following open futures contracts as of October 31, 2008:

FQ U.S. Equity

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
S&P 500 Index	1	Long	12/18/2008	($71,194)

FQ Global Alternatives

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/ (Loss)
Australian 10-Year Bond	AUD	982	Short	12/15/2008	($1,288,119)
Australian SPI 200	AUD	41	Long	12/18/2008	(38,589)
Canadian 10-Year Bond	CAD	197	Short	12/18/2008	238,488
S&P/TSE 60 Index	CAD	141	Short	12/18/2008	1,315,308
CAC40 10 Euro	EUR	46	Short	11/21/2008	(98,048)
Amsterdam Index	EUR	34	Long	11/21/2008	(69,116)
DAX Index	EUR	39	Long	12/19/2008	106,529
IBEX 35 Index	EUR	59	Short	11/21/2008	747,793
euro-Bund 10-Year	EUR	92	Short	12/8/2008	(55,279)
S&P/MIB Index	EUR	50	Long	12/19/2008	(916,441)
U.K. 10-Year Gilt	GBP	208	Short	12/29/2008	115,843
FTSE 100 Index	GBP	61	Long	12/19/2008	(478,109)
Hang Seng Index	HKD	25	Short	11/27/2008	(334,972)
Japanese 10-Year Bond	JPY	48	Long	12/11/2008	141,022
TOPIX Index	JPY	44	Short	12/11/2008	125,164
S&P 500 Index	USD	29	Short	12/18/2008	(288,871)
U.S. Treasury 20-Year Bond	USD	410	Long	12/19/2008	(1,669,242)
Total					($2,446,639)

Investments Definitions and Abbreviations:

Abbreviations have been used throughout this table to indicate the underlying currencies:

AUD: Australian Dollar

CAD: Canadian Dollar

EUR: euro

GBP: British Pound

HKD: Hong Kong Dollar

JPY: Japanese Yen

USD: U.S. Dollar

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Tax-Managed, U.S. Equity and Global Alternatives hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2008, $0, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund:

In our opinion, the accompanying statements of assets and liabilities for Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund, including the schedules of portfolio investments, the statement of net assets for Managers AMG FQ Global Alternatives Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (three of the series constituting Managers Trust I, hereafter referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2008

35

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP. Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006 to President); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

36

Annual Renewal of Investment Advisory Agreements

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding the Funds provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, above, above and below, respectively, the median performance of its Peer Group and below, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees took into account management’s discussion of the Fund’s performance. They also noted that the Fund’s current Subadvisor was engaged in 2004. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2008 and for the period from the Fund’s inception on December 18, 2000 through March 31, 2008 was below, above, above and above, respectively, the median performance of its Peer Group and below, above, above and above, respectively, the performance of the Fund Benchmark, the Russell 3000 Index. The Trustees also took into account management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year period ended March 31, 2008 and for the period from the Fund’s inception on March 30, 2006 through March 31, 2008 was above the median performance of its Peer Group and below the performance of the Fund Benchmark, the Citigroup 1-Month T-Bill Index, for each period. The Trustees concluded that the Fund’s performance was satisfactory in light of its limited performance record.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

37

Annual Renewal of Investment Advisory Agreements (continued)

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted the current asset levels of the Funds and the impact on profitability of any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund and a voluntary expense limitation for the AMG FQ U.S. Equity Fund. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships. In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain a contractual expense limitation for the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund and a voluntary expense limitation for the Managers AMG FQ U.S. Equity Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has voluntarily agreed to limit the Fund’s net annual operating expenses to 1.04%, 1.79% and 0.79% for Class A shares, Class C shares and Institutional Class shares, respectively, and also noted that such arrangement may be modified or terminated by the Investment Manager at any time. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2009, to limit the Fund’s net annual operating expenses to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Fund’s Peer Group. In this regard, the Trustees noted that because of the Investment Strategy of the Fund, the Peer Group contains a small group of funds, some of which pursue an investment strategy considerably different from that of the Fund. The Trustees took into account the fact that the Investment Manager has contractually agreed, through at least March 1, 2009, to limit the Fund’s net annual operating expenses to 1.99% for Class A shares and 2.74% for Class C shares. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor, the foregoing expense limitations and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

38

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennslyvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2008

Managers Fremont Bond Fund

AR021-1008

Managers Fremont Bond Fund

Annual Report — October 31, 2008

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS	4

FUND SNAPSHOTS	7
Summary of portfolio credit quality and top ten holdings at October 31, 2008

SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	18
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	19
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	20
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

TRUSTEES AND OFFICERS	33

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	34

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As has been well documented, the financial markets were under significant pressure during a majority of the one-year period ending October 31, 2008. The year began with investors focused on the U.S. housing crisis and eventually shifted toward concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears and a difficult beginning to the year, bonds generally rose in the early parts of 2008 as interest rates fell. The economy, however, began to weaken further towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage.

Volatility remained high during July and August as major headlines in the news included reports of falling energy and commodity prices along with higher-than-expected economic growth. This was countered by further contraction in housing, weakness in the labor markets, tighter credit conditions and uncertainty about the stability of Fannie Mae and Freddie Mac. The months of July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

For the period, bonds generated mixed returns with the Barclays Capital U.S. Aggregate Index® returning 0.30%. U.S. Treasuries were, however, solid performers amid the flight to quality returning 7.76%. U.S. Investment Grade Corporate bonds, on the other hand, were pummeled in the limited liquidity environment and returned -13.82%.

Against this backdrop, for the one-year period ended October 31, 2008, the Managers Fremont Bond Fund returned -0.60%, compared with a return of 0.30% for the Barclays Capital U.S. Aggregate Index®, the Fund’s primary benchmark. Despite trailing the benchmark for the period, the Fund has still performed quite well over longer time periods relative to its benchmark and peer universe.

Against this backdrop, the Managers Fremont Bond Fund provided the following returns:

Periods Ended 10/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers Fremont Bond Fund	(6.16)%	(0.60)%	3.33%	3.68%	5.34%	4/30/1993
Barclays Capital U.S. Aggregate Bond Index®	(3.63)%	0.30%	3.60%	3.48%	5.00%	4/30/1993

A detailed review of Fund positioning is included within this report.

The Fund’s negative absolute and relative returns are primarily attributable to an overweight to bonds of financial companies, including Lehman Brothers and AIG, as contagion from subprime-related deleveraging swept through this sector despite unprecedented government support. The Fund’s exposure to corporate issues, in general, was detrimental to performance as spreads reached historic highs towards the end of this period with massive global deleveraging depressing valuations of these assets. Earlier in the year, an overweight to high-quality mortgages was detrimental to performance as these securities lost value versus like-duration Treasuries as liquidity contracted. The Fund’s modest exposure to emerging market currencies detracted from performance, particularly in August, as the U.S. dollar rallied. Meanwhile, the Fund’s focus on shorter maturities within the U.S. and U.K. added to performance at both the start and end of this period when the yield curves steepened for these economies.

Looking ahead, we anticipate the Fund will continue to employ defensive strategies with a focus on high quality assets as the global deleveraging cycle moves forward. The Fund will likely continue to emphasize the short end of yield curves in the U.S., Europe, and the U.K., in an effort to benefit from potential additional central bank easing and a continued flight to high quality, short maturity assets. Despite recent price declines, the Fund will also likely continue to hold positions in bonds of financial companies with a focus on those companies

1

Letter to Shareholders (continued)

deemed to be under the Fed’s “umbrella” and that should benefit over the longer term from recapitalization, deleveraging, and greater balance sheet transparency. During this time, the Fund will continue to focus on effective cash management along with the ongoing understanding of the Fund’s collateral and counterparty risk as the credit crisis persists.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers Fremont Bond Fund, are therefore designed to be building blocks.

The following report covers the one year period ended October 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit .

We thank you for your continued confidence and investment in the Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2008	Expense Ratio	Beginning Account Value 5/1/08	Ending Account Value 10/31/08	Expenses Paid During the Period*
Managers Fremont Bond Fund
Actual	0.58%	$1,000	$938	$2.83
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

Managers Fremont Bond Fund

Portfolio Managers’ Comments

Managers Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its total assets in these types of bonds.

The Portfolio Manager

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers Fremont Bond Fund (“the Fund”), was founded in 1971. PIMCO is one of the world’s leading fixed-income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers Fremont Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgage-backed and asset-backed securities, money market instruments, and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer-term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options, and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter-term forecasts, which are used to fine-tune investment strategy. PIMCO’s fixed income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies, and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts (who specialize in corporate, mortgage, high yield, government, and international bonds).

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation, and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

The Year in Review

The U.S. bond market was initially headlined by the continuing U.S. housing subprime fallout, which eventually morphed into a larger global credit crisis in the fiscal year ended October 31, 2008. Towards the end of the fiscal year, significant market events occurred on an almost daily basis with the highlights including the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Fred-die Mac as well as insurer AIG and market turmoil eventually even extending to money markets. Eventually, the Troubled Asset Relief Program (TARP) was approved by Congress in an effort to open up credit markets. As a result of all this activity, volatility in global capital markets continued to increase throughout the course of the year with bonds ultimately generating mixed returns. There was a protracted flight to quality that led to U.S. Treasuries outperforming riskier bonds by a substantial margin while investment grade corporate bonds were pummeled in the limited liquidity environment.

For the 12-month period ended October 31, 2008, the Managers Fremont Bond Fund returned -0.60%, compared with a return of 0.30% for the Barclays Capital U.S. Aggregate Index®, the Fund’s primary benchmark. Despite trailing the benchmark for the period, the Fund has still performed quite well over longer time periods relative to its benchmark and peer universe. The Fund’s negative absolute and relative returns are primarily attributable to an overweighting of bonds of financial companies, including Lehman Brothers and AIG, as contagion from subprime-related deleveraging swept through this sector despite unprecedented government support. The Fund’s exposure to corporate issues, in general, was detrimental to performance as spreads reached historical highs towards the end of this period, with massive global deleveraging depressing valuations of these assets. Earlier in the year, an overweighting of high quality mortgages was detrimental to performance as these securities lost value versus like-duration Treasuries as liquidity contracted. The Fund’s modest exposure to emerging market currencies detracted from performance, particularly in August, as the U.S. dollar rallied. Meanwhile, the Fund’s focus on shorter maturities within the U.S. and U.K. added to performance at both the start and end of this period when the yield curves steepened for these economies.

Looking Forward

The portfolio management team at PIMCO believes that the crisis in credit and financial markets will cause developed economies to operate well below potential for some time. With the global economy mired in the most serious financial crisis since the Great Depression, policymakers continue to struggle to find responses that are both necessary and sufficient to cope with the problems. It remains to be seen what will constitute a sufficient response. Inherent in a crisis of this magnitude are heightened risks associated with the left

4

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

tail of the probability distribution; that is, events that seem unlikely, but that could have consequences that are highly negative and destabilizing. The key elements of PIMCO’s outlook include:

•

The Paradox of Deleveraging – The bursting of the residential real estate bubble has helped produce what PIMCO terms the “paradox of deleveraging.” As banks and other heavily indebted investors rationally attempt to unload mortgage-related assets, a spiral of debt deflation has ensued because there are not enough buyers with capacity on their balance sheets to accept the assets. Compounding the problem is the illiquidity and complexity of many of these securities, which makes them difficult to value.

•

A Potential Floor for the Market – Government policy has shifted during this crisis from targeting financial institutions to targeting both institutions and the financial markets. PIMCO believes that government support for the real estate and mortgage markets has been justified for some time. The best way to put a floor under the market, provide a mechanism for price discovery, and set the stage for recovery is for the U.S. government to take at least some of these assets onto its balance sheet. However, even with implementation of the U.S. Treasury’s program for accomplishing these objectives, the Troubled Asset Relief Program (TARP), there is unlikely to be an economic revival anytime soon.

•

Options for Policymakers – Global policymakers have other options besides TARP, and PIMCO believes that they should use them. With interbank lending rates at record levels and credit markets paralyzed, financial conditions are tight and the case for continued central bank easing is compelling. The European Central Bank and Bank of England are likely to ease even more than the Federal Reserve as their economies slow.

•

More Options – In the U.S., the Treasury has the authority to buy mortgage-backed securities or the bonds of Fannie Mae and Freddie Mac outright, as well as expand Fannie and Freddie’s balance sheets. PIMCO believes the Fed can, and probably will continue to inject massive liquidity into the financial system. The Fed has already announced a program to assume credit risk by buying corporate commercial paper. The Treasury appears poised to inject equity capital directly into troubled banks. Lastly, PIMCO believes that the Fed should act as a clearing house for payments and settlements of financial transactions in order to bring normalcy back to this area of the system.

•

EM to Cushion the Blow – PIMCO believes growth in emerging markets, led by China, may cushion the blow delivered by the credit crisis. Chinese growth will decelerate in the face of weaker external demand and the need to contain inflation, but the slowdown will come off of very rapid rates in the recent past. Domestic consumption and investment will continue to support the Chinese economy. Moreover, China and other emerging economies have the financial reserves needed to use fiscal stimulus to sustain domestic demand. Policymakers in emerging economies and elsewhere will have more flexibility to employ fiscal stimulus over the next year. Headline inflation pressures will likely abate as the weakening global economy keeps commodity prices soft compared to recently elevated levels.

PIMCO went into the present crisis with a defensive orientation, including a focus on the front end of yield curves worldwide and holdings of high-quality assets deemed to be under the Fed/Treasury policy umbrella. All of these elements will remain in place and should build in effective hedges to downside risk that will be a prominent feature of the investment landscape. In addition, PIMCO’s investment process will continue to concentrate on elements not readily visible to outside observers, such as cash, collateral, and counterparty risk management.

•

Interest Rate Exposures – PIMCO will be neutral to slightly overweight duration overall with tactical interest rate exposure to Europe and the U.K. Interest rates in developed markets are unlikely to rise as these economies weaken. PIMCO will retain exposure to the front end of yield curves in the U.S., Europe, and the U.K. in the belief that shorter maturities are likely to outperform as markets anticipate central bank easing and injections of liquidity.

•

Concentrate on High-Quality Assets – Agency mortgage pass-throughs will continue to be PIMCO’s largest sector overweight. PIMCO has about the level of exposure that they want to these high-quality assets, which have performed relatively well amid the recent market turmoil. PIMCO will also focus on maintaining the liquidity that they need to gain exposure to other high-quality assets as they become attractive. These securities could include municipals, where yields are near their historic highs relative to Treasuries, and select asset-backed bonds with strong collateral protection and attractive yields.

•

Hold Positions in Financials – In hindsight, PIMCO was premature in their purchases of banking and finance company bonds that offered highly attractive yield premiums but exposed the Fund to the worsening situation in the financial sector. PIMCO is no longer adding to these positions but neither do they plan to sell them. PIMCO has focused the exposure primarily on large institutions that they believe fall under the protective “umbrella” of the Fed and, therefore, have potential for price recovery once financial and credit markets stabilize. Besides an expectation of government support, the Fund’s holdings should also benefit going forward from bondholder-friendly economic trends that were already in place before the crisis. These trends include the consolidation and recapitalization of financial services companies, as well as deleveraging and greater balance sheet transparency.

•

Currency Exposure Emphasizing Emerging Markets – PIMCO came into the financial market crisis with relatively neutral currency exposure overall – modest long positions in emerging market currencies, roughly offset by short positions in developed currencies, especially the U.K. pound. PIMCO plans to retain this approach. Interest rate differentials among developed economies that now favor Europe and the U.K. over the U.S. are likely to narrow as all developed economies slow down. This trend should favor the U.S. dollar versus other developed currencies. By contrast, currencies of emerging economies should fare better against the U.S. dollar given their faster expected growth.

5

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Index® is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Index® is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Fremont Bond Fund on October 31, 1998, to a $10,000 investment made in the Barclays Capital U.S. Aggregate Index® for the same period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Fremont Bond Fund and the Barclays Capital U.S. Aggregate Index® from October 31, 1998 through October 31, 2008.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers Fremont Bond [2,3,4,5,6,7]	(0.60)%	3.68%	5.34%
Barclays Capital U.S. Aggregate Bond Index®[8]	0.30%	3.48%	5.00%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuation in debtors’ perceived ability to pay their creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	High Yield Bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[7]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]	Prior to October 31, 2008, the Index was known as the Lehman Brothers U.S. Aggregate Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Fremont Bond Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Rating	Managers Fremont Bond**	Barclays Capital U.S. Aggregate Bond Index®
U.S. Treasury & Agency	62.7%	74.1%
Aaa	13.3%	7.5%
Aa	10.6%	4.1%
A	10.0%	7.9%
Baa	1.6%	6.4%
Ba & lower	1.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
FNMA, 5.500%, TBA	21.0%
FNMA, 5.000%, TBA	9.0
FNMA, 5.000%, TBA	6.1
FNMA, 6.000%, TBA	6.1
FHLMC, 5.500%, TBA	5.7
FNMA, 5.500%, TBA	3.8
JPMorgan Chase & Co., dated 10/31/08, due 11/03/08, 1.90%, total to be received $35,300,441 (secured by $35,300,000 U.S. Treasury Notes, 3.500%, 02/15/18)	3.4
FNMA, 5.500%, TBA	3.0
U.S. Treasury Inflation Indexed Notes, 3.000%, 07/15/12	2.1
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 4.550%, 08/25/35*	2.0

Top Ten as a Group	62.2%

*	Top Ten Holding at April 30, 2008.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Managers Fremont Bond Fund

Schedule of Portfolio Investments

October 31, 2008

	Principal Amount	Value
Corporate Bonds - 51.7%
Asset-Backed Securities - 4.2%
Amortizing Residential Collateral Trust, 3.549%, 07/25/32, (11/25/08)[4]	$77,398	$54,027
Argent Securities, Inc., 3.309%, 09/25/36, (11/25/08)[4]	227,560	225,505
Asset Backed Funding Certificates, Series 2006-OPT3 A3A, 3.319%, 11/25/36, (11/25/08)[4]	842,466	812,206
Asset Backed Securities Corp. Home Equity, 3.309%, 11/25/36, (11/25/08)[4]	422,114	419,173
Bear Stearns Asset Backed Securities, Inc., 3.339%, 10/25/36, (11/25/08)[4]	683,995	654,537
Citigroup Mortgage Loan Trust, Inc., 3.309%, 11/25/36, (11/25/08)[4]	57,176	56,878
Countrywide Asset-Backed Certificates, 3.309%, 05/25/37, (11/25/08)[4]	871,575	848,085
EMC Mortgage Loan Trust, Class A, 3.629%, 05/25/40, (11/25/08) (a)[4]	1,179,579	976,105
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 3.309%, 11/25/36, (11/25/08)[4]	1,635,753	1,547,228
First NLC Trust, 3.329%, 08/25/37, (11/25/08) (a)[4]	1,577,915	1,452,914
Fremont Home Loan Trust, 3.319%, 01/25/37, (11/25/08)[4]	1,052,962	983,178
GSAMP Trust, Series 2006-HE7, Class A2A, 3.299%, 10/25/46, (11/25/08)[4]	1,357,485	1,329,469
HSI Asset Securitization Corp. Trust, 3.309%, 12/25/36, (11/25/08)[4]	681,935	645,182
Indymac Residential Asset Backed Trust, 3.319%, 04/25/37, (11/25/08)[4]	616,152	601,522
JPMorgan Acquisition Corp., Class A, 3.309%, 08/25/36, (11/25/08)[4]	362,168	355,724
Lehman XS Trust, 3.329%, 05/25/46, (11/25/08)[4]	219,397	213,039
Lehman XS Trust, 3.339%, 11/25/46, (11/25/08)[4]	1,623,279	1,546,829
Long Beach Mortgage Loan Trust, 3.539%, 10/25/34, (11/25/08)[4]	55,661	36,431
Morgan Stanley ABS Capital I, 3.299%, 10/25/36, (11/25/08)[4]	452,508	440,859
Morgan Stanley ABS Capital I, 3.309%, 10/25/36, (11/25/08)[4]	376,798	364,835
Morgan Stanley IXIC Real Estate Capital Trust, 3.309%, 11/25/36, (11/25/08)[4]	744,228	721,608
Option One Mortgage Loan Trust, 3.309%, 01/25/37, (11/25/08)[4]	932,151	894,494
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 3.519%, 09/25/35, (11/25/08)[4]	1,587,551	1,445,682
Residential Asset Mortgage Products, Inc., 3.329%, 11/25/36, (11/25/08)[4]	398,109	395,617
Residential Asset Securities Corp., 3.329%, 11/25/36, (11/25/08)[4]	2,317,682	2,281,182
Saxon Asset Securities Trust, 3.319%, 10/25/46, (11/25/08)[4]	343,478	334,138
Securitized Asset Backed Receivables LLC Trust, 3.319%, 12/25/36, (11/25/08)[4]	1,258,716	1,161,593
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2A, 3.299%, 01/25/37, (11/25/08)[4]	1,789,466	1,673,663
Structured Asset Securities Corp., 3.309%, 10/25/36, (11/25/08)[4]	1,206,295	1,144,147
Structured Asset Securities Corp., 3.549%, 01/25/33, (11/25/08)[4]	77,557	60,945
U.S. Small Business Administration Participation Certificates, Series 2008-10E, Class 1, 5.110%, 09/01/18	4,124,000	4,120,169
U.S. Small Business Administration Participation Certificates, 5.130%, 09/01/23	122,904	121,249
U.S. Small Business Administration Participation Certificates, Series 2007-20K, Class 1, 5.510%, 11/01/27	5,198,908	5,156,043
U.S. Small Business Administration Participation Certificates, Series 2008-20I, 5.600%, 09/01/28	10,015,000	9,918,297
U.S. Small Business Administration Surety Bonds, 6.344%, 08/01/11	520,204	532,892
U.S. Small Business Administration Surety Bonds, 7.449%, 08/01/10	20,338	20,713
Total Asset-Backed Securities		43,546,158

The accompanying notes are an integral part of these financial statements.

8

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 30.5%
Allstate Life Global Funding Trusts, 5.375%, 04/30/13	$1,600,000	[2]	$1,447,330
American Express Bank FSB, 4.338%, 10/20/09, (11/20/08)[4]	2,300,000		2,232,612
American Express Centurion Bank, 4.607%, 06/12/09, (11/12/08)[4]	1,500,000		1,462,561
American Express Co., 7.000%, 03/19/18	1,000,000		771,532
American Express Credit Co., 4.200%, 11/09/09, (11/10/08)[4]	2,400,000		2,180,998
American International Group, Inc., 4.519%, 06/16/09, (11/17/08) (a)[4]	3,100,000		2,405,112
American International Group, Inc., 5.050%, 10/01/15	400,000		149,568
ANZ National Bank, Ltd., 2.842%, 08/07/09, (11/10/08) (a)[4]	2,500,000		2,496,853
ANZ National International, Ltd., 6.200%, 07/19/13 (a)	1,800,000		1,626,172
Bank of America Corp., 6.000%, 10/15/36	900,000		693,994
Bank of America Corp., 8.000%, 12/29/49[5,6]	27,300,000		20,469,868
Bank of Ireland, 3.072%, 12/19/08, (12/19/08)[4]	4,200,000		4,199,656
Bank of Ireland, 4.793%, 01/15/10, (01/15/09)[4]	7,400,000		7,357,361
Barclays Bank PLC, 5.450%, 09/12/12	17,300,000		16,685,175
Bear Stearns Companies, Inc., The, 2.901%, 08/21/09, (11/21/08)[4]	4,800,000		4,710,835
Bear Stearns Companies, Inc., The, 3.765%, 01/30/09, (01/30/09)[4]	2,700,000		2,690,869
Bear Stearns Companies, Inc., The, 3.852%, 03/30/09, (12/30/08)[4]	2,400,000		2,387,201
Bear Stearns Companies, Inc., The, 4.905%, 07/16/09, (01/16/09)[4]	1,600,000		1,602,043
Bear Stearns Companies, Inc., The, 6.950%, 08/10/12	5,800,000		5,727,865
C10 Capital SPV, Ltd., 6.722%, 12/31/49 (a)[5,6]	1,500,000		705,195
China Development Bank, 5.000%, 10/15/15	300,000		257,286
CIT Group, Inc., 2.927%, 08/17/09, (11/17/08)[4]	2,400,000		1,993,695
CIT Group, Inc., 3.615%, 01/30/09, (01/30/09)[4]	5,400,000		4,947,950
Citigroup Capital XXI, 8.300%, 12/21/57	1,200,000		825,444
Citigroup Funding, Inc., 3.476%, 06/26/09, (12/29/08)[4]	1,600,000		1,554,450
Citigroup Global Markets Holdings, Inc., 2.916%, 03/17/09, (12/17/08) (a)[4]	2,200,000		2,184,521
Citigroup, Inc., 2.805%, 12/28/08, (12/28/08)[4]	400,000		399,624
Citigroup, Inc., 3.505%, 01/30/09, (01/30/09)[4]	2,500,000		2,469,000
Citigroup, Inc., 3.799%, 12/28/09, (12/29/08)[4]	300,000		283,648
Citigroup, Inc., 3.809%, 12/26/08, (12/26/08)[4]	5,000,000		4,993,115
Citigroup, Inc., 5.300%, 10/17/12	200,000		183,028
Citigroup, Inc., 5.500%, 08/27/12	500,000		463,084
Citigroup, Inc., 5.850%, 07/02/13	100,000		92,082
Citigroup, Inc., 6.000%, 08/15/17	4,200,000		3,616,145
Citigroup, Inc., 6.125%, 05/15/18	800,000		686,526
Citigroup, Inc., 6.125%, 08/25/36	4,900,000		3,312,586
Citigroup, Inc., 8.400%, 04/29/49[6]	1,200,000		835,619
Countrywide Financial Corp., 5.363%, 05/28/09, (11/24/08)[4]	€4,000,000		4,581,756
Countrywide Financial Corp., 5.800%, 06/07/12	4,400,000		4,095,080
Credit Agricole (London), 2.809%, 05/28/09, (11/28/08) (a)[4]	1,900,000		1,895,620
Credit Agricole (London), 2.859%, 05/28/10, (11/28/08) (a)[4]	2,200,000		2,185,469

The accompanying notes are an integral part of these financial statements.

9

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 29.8% (continued)
Deutsche Bank AG London, 6.000%, 09/01/17	$5,000,000		$4,445,120
DnB NOR Bank ASA, 4.889%, 10/13/09, (01/13/09) (a)[4]	13,100,000		13,127,156
Ford Motor Credit Company LLC, 5.700%, 01/15/10	1,500,000		1,113,726
Ford Motor Credit Company LLC, 5.800%, 01/12/09	2,600,000	[2]	2,410,767
Ford Motor Credit Company LLC, 6.375%, 11/05/08	6,100,000		6,100,000
Ford Motor Credit Company LLC, 7.250%, 10/25/11	200,000		121,158
Ford Motor Credit Company LLC, 7.375%, 02/01/11	300,000		186,757
Ford Motor Credit Company LLC, 7.875%, 06/15/10	2,900,000		1,949,096
Ford Motor Credit Company LLC, 8.625%, 11/01/10	700,000		462,974
General Electric Capital Corp., 2.874%, 08/15/11, (11/17/08)[4]	3,600,000		3,405,283
General Electric Capital Corp., 3.565%, 10/26/09, (01/26/09)[4]	6,000,000		5,880,588
General Electric Capital Corp., 4.247%, 01/05/09, (01/05/09)[4]	2,500,000		2,492,507
General Electric Capital Corp., 4.519%, 10/21/10, (01/21/09)[4]	5,000,000		4,558,550
General Electric Capital Corp., 4.572%, 01/20/10, (01/20/09)[4]	3,900,000		3,814,368
General Electric Capital Corp., 5.500%, 09/15/67 (a)	€5,500,000		4,117,966
General Electric Capital Corp., 5.875%, 01/14/38	2,300,000		1,645,342
GMAC LLC, 4.054%, 05/15/09, (11/17/08)[4]	3,200,000		2,788,864
GMAC LLC, 6.000%, 12/15/11	400,000		225,904
Goldman Sachs Group, Inc., 2.887%, 11/16/09, (11/17/08)[4]	1,300,000		1,217,762
Goldman Sachs Group, Inc., 3.250%, 12/23/08, (12/23/08)[4]	100,000		99,168
Goldman Sachs Group, Inc., 3.294%, 12/22/08, (12/22/08)[4]	8,800,000		8,723,378
Goldman Sachs Group, Inc., 3.300%, 06/23/09, (12/23/08)[4]	4,300,000		4,166,416
Goldman Sachs Group, Inc., 5.950%, 01/18/18	4,800,000		3,921,010
Goldman Sachs Group, Inc., 6.150%, 04/01/18	2,000,000		1,659,580
Goldman Sachs Group, Inc., 6.250%, 09/01/17	3,200,000		2,678,582
HBOS PLC, 5.920%, 09/01/49 (a)[5,6]	400,000		191,016
HBOS Treasury Services PLC, 4.590%, 07/17/09, (01/20/09) (a)[4]	3,600,000	[2]	3,591,385
HSBC Finance Corp., 4.479%, 10/21/09, (01/21/09)[4]	1,600,000		1,538,448
HSBC Holdings PLC, 6.500%, 05/02/36	800,000		634,700
HSBC Holdings PLC, 6.500%, 09/15/37	900,000		711,642
ICICI Bank, Ltd., 5.290%, 01/12/10, (01/12/09) (a)[4]	3,400,000		3,310,196
Idearc, Inc., Term B Loan, 5.120%, 11/17/14	223,158		96,330
Idearc, Inc., Term B Loan, 5.770%, 11/09/14	4,984,092		2,151,468
JPMorgan Chase & Co., 3.309%, 06/26/09, (11/26/08)[4]	1,800,000		1,796,584
JPMorgan Chase & Co., 6.000%, 10/01/17	5,800,000		5,085,672
JPMorgan Chase & Co., 6.000%, 01/15/18	1,600,000		1,437,778
JPMorgan Chase Capital XX, 6.550%, 09/29/36	400,000	[2]	280,938
KBC Bank Fund Trust II, 6.875%, 06/01/49[5,6]	€1,900,000		2,403,170
Key Bank N.A., 5.061%, 06/02/10, (12/02/08)[4]	2,700,000		1,833,880
Korea Development Bank, 4.348%, 04/03/10, (01/02/09)[4]	7,100,000		6,841,290
Lehman Brothers Holdings, Inc., 04/03/09*[8,9]	4,700,000		575,750

The accompanying notes are an integral part of these financial statements.

10

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 29.8% (continued)
Lehman Brothers Holdings, Inc., 05/25/10*[8,9]	$1,000,000		$122,500
Lehman Brothers Holdings, Inc., 07/18/11*[8,9]	1,700,000		208,250
Lehman Brothers Holdings, Inc., 10/22/08*[8,9]	3,900,000		477,750
Lehman Brothers Holdings, Inc., 11/16/09*[8,9]	1,200,000		147,000
Lehman Brothers Holdings, Inc., 12/23/08*[8,9]	200,000		24,500
Lehman Brothers Holdings, Inc., 01/24/13*[8,9]	2,000,000		270,000
Lehman Brothers Holdings, Inc., 05/02/18*[8,9]	600,000		81,000
Lloyds TSB Capital, 7.375%, 12/01/49[5,6]	€1,800,000		2,010,194
Merrill Lynch & Co., Inc., 2.893%, 12/04/09, (12/04/08)[4]	2,100,000		1,941,784
Merrill Lynch & Co., Inc., 2.894%, 08/14/09, (11/14/08)[4]	2,200,000		2,068,807
Merrill Lynch & Co., Inc., 3.735%, 07/25/11, (01/26/09)[4]	3,000,000		2,538,753
Merrill Lynch & Co., Inc., 6.400%, 08/28/17	2,300,000		1,946,504
Merrill Lynch & Co., Inc., 6.875%, 04/25/18	5,000,000		4,448,350
Met Life Global Funding, 2.847%, 05/17/10, (11/17/08) (a)[4]	4,100,000		3,633,716
Metlife, Inc., 6.400%, 12/15/36	800,000		399,008
Morgan Stanley & Co., Inc., 2.913%, 02/09/09, (11/21/08)[4]	1,400,000		1,386,595
Morgan Stanley & Co., Inc., 4.221%, 11/21/08, (11/21/08)[4]	1,800,000		1,797,971
Morgan Stanley & Co., Inc., 4.843%, 01/15/10, (01/15/09)[4]	4,600,000		4,209,106
Morgan Stanley & Co., Inc., 4.904%, 05/14/10, (11/14/08)[4]	3,100,000		2,853,823
Morgan Stanley & Co., Inc., 5.950%, 12/28/17	1,800,000		1,444,192
Morgan Stanley & Co., Inc., 6.250%, 08/28/17	1,000,000		816,879
MUFG Capital Finance, Ltd., 6.346%, 07/29/49[5,6]	400,000		280,387
National Australia Bank, Ltd., 5.350%, 06/12/13 (a)	1,500,000		1,390,401
Petroleum Export Ltd., 5.265%, 06/15/11 (a)	195,567		195,483
Principal Life Income Funding Trust, 5.300%, 04/24/13	1,500,000		1,377,510
Principal Life Income Funding Trust, 5.550%, 04/27/15	2,300,000		2,013,983
Residential Capital LLC, 5.912%, 05/22/09, (11/24/08)[4]	2,500,000	[2]	1,312,500
Resona Bank, Ltd., 5.850%, 04/15/49 (a)[5,6]	500,000		316,379
Royal Bank of Scotland Group PLC, 6.990%, 10/29/49 (a)[5,6]	2,600,000		1,395,430
Royal Bank of Scotland Group PLC, 9.118%, 10/01/49[5,6]	1,000,000		926,361
Santander, 6.671%, 10/29/49 (a)[5,6]	2,100,000		1,480,781
SLM Corp., 3.019%, 03/15/11, (12/15/08)[4]	4,500,000		3,223,814
SMFG Preferred Capital, Ltd., 6.078%, 01/29/49 (a)[5,6]	1,100,000		761,750
State Street Capital, 3.819%, 06/15/37, (12/15/08)[4]	300,000		192,922
State Street Capital Trust III, 8.250%, 12/29/49[5,6]	2,000,000		1,723,740
TNK-BP Finance SA, 6.125%, 03/20/12 (a)	400,000		214,000
TransCapitalInvest, Ltd., 8.700%, 08/07/18 (a)	600,000		354,470
UBS AG, 5.750%, 04/25/18	1,300,000		1,012,430
UBS AG, 5.875%, 12/20/17	1,400,000		1,119,317
USB AG, 6.189%, 03/29/49[5,6]	300,000		156,074
Wachovia Corp., 2.861%, 12/01/09, (12/01/08)[4]	4,500,000		4,218,426

The accompanying notes are an integral part of these financial statements.

11

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Financials - 29.8% (continued)
Wachovia Corp., 4.883%, 10/15/11, (01/15/09)[4]	$2,300,000		$2,070,577
Wachovia Corp., 5.750%, 02/01/18	4,400,000	[2]	3,848,117
Wachovia Corp., 7.980%, 02/28/49[5,6]	21,200,000		16,049,948
Total Financials			316,112,279
Industrials - 6.4%
Amgen, Inc., 2.889%, 11/28/08, (11/28/08)[4]	2,200,000		2,198,482
Amgen, Inc., 6.150%, 06/01/18	4,900,000		4,411,749
AstraZeneca PLC, 5.900%, 09/15/17	800,000		739,650
AstraZeneca PLC, 6.450%, 09/15/37	700,000		601,113
AT&T, Inc., 2.959%, 02/05/10, (02/05/09)[4]	1,200,000		1,141,011
AT&T, Inc., 4.950%, 01/15/13	1,700,000		1,575,432
AT&T, Inc., 5.500%, 02/01/18	1,700,000		1,446,902
AT&T, Inc., 6.300%, 01/15/38	1,200,000		950,358
Chrysler Term Loan, 6.820%, 08/03/14	5,940,000		4,073,848
Codelco, Inc., 6.150%, 10/24/36 (a)	300,000		217,845
Comcast Corp., 5.875%, 02/15/18	600,000		503,340
Comcast Corp., 6.450%, 03/15/37	600,000		462,054
DaimlerChrysler NA Holdings, 3.169%, 03/13/09, (12/15/08)[4]	2,900,000		2,728,001
DaimlerChrysler NA Holdings, 3.643%, 08/03/09, (02/03/09)[4]	2,200,000		1,982,075
GAZ Capital, 6.212%, 11/22/16 (a)	400,000		250,000
GAZ Capital SA, 8.625%, 04/28/34	5,500,000		3,850,000
Gazprom OAO, 10.500%, 10/21/09	2,100,000	[2]	2,055,900
General Electric, 4.489%, 01/08/16, (01/08/09)[4]	1,000,000		791,598
Goodyear Tire & Rubber 2nd Lien Term Loan, 4.540%, 04/20/14	2,000,000		1,423,334
Heinz (H.J.) Co., 6.428%, 12/01/08 (a)	400,000		401,268
IBM Corp., 5.700%, 09/14/17	16,100,000		14,649,664
NGPL Pipeco LLC, 6.514%, 12/15/12 (a)	1,800,000		1,675,377
Peabody Energy Corp., 7.875%, 11/01/26	700,000		551,250
Philip Morris International, Inc., 5.650%, 05/16/18	1,000,000		856,960
Qwest Capital Funding, Inc., 7.250%, 02/15/11	1,813,000		1,396,010
Ras Laffan Liquefied Natural Gas Co., Ltd., 5.298%, 09/30/20 (a)	900,000		786,658
Rohm & Haas Holdings, 6.000%, 09/15/17	1,100,000		955,480
Sonat, Inc., 7.625%, 07/15/11	1,300,000		1,087,243
Telefonica Emisiones SAU, 3.504%, 06/19/09, (12/22/08)[4]	3,000,000		2,889,414
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	6,145,000	[2]	4,449,244
Time Warner, Inc., 3.034%, 11/13/09, (11/13/08)[4]	2,000,000		1,880,548
Time Warner, Inc., 5.875%, 11/15/16	1,200,000		961,850
UnitedHealth Group, Inc., 4.875%, 02/15/13	1,600,000		1,494,186
Vale Overseas, Ltd., 6.250%, 01/23/17	500,000		407,871
Vale Overseas, Ltd., 6.875%, 11/01/36	500,000		361,743
Total Industrials			66,207,458

The accompanying notes are an integral part of these financial statements.

12

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 10.2%
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (11/25/09) (a)[4]	$938,066	$615,784
Bank of America Funding Corp., 4.148%, 05/25/35, (07/01/09)[4]	1,402,285	1,117,160
Bear Stearns Adjustable Rate Mortgage Trust, 4.675%, 11/25/30, (12/01/08)[4]	36,138	35,484
Bear Stearns Adjustable Rate Mortgage Trust, 5.037%, 04/25/33	756,454	656,953
Bear Stearns Adjustable Rate Mortgage Trust, 5.598%, 02/25/33	173,986	161,563
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 4.125%, 03/25/35, (12/25/08)[4]	16,216,112	15,554,598
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 4.125%, 03/25/35, (01/25/09)[4]	18,000,132	16,695,680
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 4.550%, 08/25/35, (10/25/09)[4]	22,066,728	21,053,728
Bear Stearns Alt-A Trust, 5.366%, 05/25/35	1,880,211	1,523,532
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1, 5.499%, 09/25/35	910,596	708,339
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 06/11/50	2,800,000	2,092,597
Bear Stearns Mortgage Funding Trust, 3.329%, 02/25/37, (11/25/08)[4]	2,588,787	2,306,590
Citigroup Commercial Mortgage Trust, 4.630%, 11/15/21, (11/15/08) (a)[4]	37,058	33,889
Citigroup Mortgage Loan Trust, 2005-11 2A1, 4.700%, 12/25/35, (07/25/10)[4]	586,587	530,751
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 4.747%, 08/25/35, (10/25/09)[4]	11,169,438	10,567,687
Countrywide Alternative Loan Trust, 3.439%, 05/25/47, (11/25/08)[4]	1,690,073	929,948
Countrywide Home Loans, Inc., 5.250%, 02/20/36, (11/20/10)[4]	598,249	440,037
Greenpoint Mortgage Funding Trust, 3.339%, 10/25/46, (11/25/08)[4]	1,776,294	1,521,231
Greenpoint Mortgage Funding Trust, 3.339%, 12/25/47, (11/25/08)[4]	1,893,081	1,791,595
GS Mortgage Securities Corp., 4.135%, 03/06/20, (11/06/08) (a)[4]	2,303,337	1,946,177
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.248%, 11/25/35	2,279,540	1,901,235
Impac Secured Assets Corp., 3.339%, 01/25/37, (11/25/08)[4]	853,179	805,256
Indymac Index Mortgage Loan Trust, 3.349%, 11/25/46, (11/25/08)[4]	1,023,457	960,262
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 5.230%. 01/25/36	2,332,617	1,491,179
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9, Class A3, 5.336%, 05/15/47	2,100,000	1,516,491
JPMorgan Chase Mortgage Trust, Series 2005-A1, Class 6T1, 5.023%, 02/25/35	1,606,102	1,336,561
Lehman Brothers Floating Rate Commercial Mortgage Trust, 4.640%, 09/15/21, (11/15/08) (a)[4]	282,157	241,497
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 3.469%, 02/25/36, (11/25/08)[4]	996,580	770,215
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 3.509%, 11/25/35, (11/25/08)[4]	282,217	255,120
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	3,000,000	2,249,418
Prime Mortgage Trust, 3.659%, 02/25/19, (11/25/08)[4]	65,039	61,742
Prime Mortgage Trust, 3.659%, 02/25/34, (11/25/08)[4]	368,154	334,311
Structured Asset Mortgage Investments, Inc., 4.607%, 09/19/32, (11/19/08)[4]	473,282	422,192
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 4.527%, 07/19/35, (11/19/08)[4]	1,110,252	1,009,834
Structured Asset Securities Corp., 5.034%, 10/25/35 (a)	1,391,760	1,122,137
Structured Asset Securities Corp., 5.057%, 01/25/32	28,306	28,275
Thornburg Mortgage Securities Trust, 3.369%, 12/25/46, (11/25/08)[4]	1,501,896	1,363,038
Wachovia Bank Commercial Mortgage Trust, 4.640%, 06/15/20, (11/15/08) (a)[4]	2,547,462	2,160,161
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A Class A1, 4.650%, 09/15/21, (11/15/08) (a)[4]	5,832,377	5,027,724

The accompanying notes are an integral part of these financial statements.

13

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount			Value
Mortgage-Backed Securities - 10.2% (continued)
Washington Mutual MSC Mortgage Pass-Through, 5.056%, 02/25/31		$68,478		$67,106
Washington Mutual Pass-Through, 3.865%, 11/25/42, (12/01/08)[4]		239,677		214,123
Washington Mutual, Series 2005-AR13, Class A1A1, 3.549%, 10/25/45, (11/25/08)[4]		412,732		234,771
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 4.950%, 03/25/36		2,542,506		1,976,651
Total Mortgage-Backed Securities				105,832,622
Utilities - 0.4%
Enel Finance International SA, 6.800%, 09/15/37 (a)		5,800,000		4,122,512
Total Corporate Bonds (cost $621,247,174)				535,821,029
Foreign Government and Agency Obligations - 0.3%
Export-Import Bank of China, The, 4.875%, 07/21/15 (a)		300,000		256,431
Export-Import Bank of Korea, 2.901%, 06/01/09, (12/01/08)[4]		2,700,000		2,684,661
Republic of Brazil, 10.250%, 01/10/28	R$	1,250,000		403,877
Total Foreign Government and Agency Obligations (cost $3,715,440)				3,344,969
U.S. Government and Agency Obligations - 96.0%
Federal Home Loan Mortgage Corporation - 16.7%
FHLMC, 4.737%, 07/15/19 to 10/15/20, (11/15/08)[4]		31,624,696		30,914,593
FHLMC, 4.817%, 02/15/19, (11/15/08)[4]		11,387,997		11,074,240
FHLMC, 4.830%, 11/01/34, (09/01/09)[4]		3,374,740		3,452,130
FHLMC, 4.875%, 06/13/18		1,900,000	[2]	1,861,924
FHLMC, 4.888%, 05/15/36, (11/15/08)[4]		1,565,503		1,509,433
FHLMC, 5.000%, 02/16/17 to 12/14/18		8,950,165	[2]	8,750,560
FHLMC, 5.028%, 08/01/35, (08/01/15)[4]		376,927		372,773
FHLMC, 5.088%, 09/15/30, (11/15/08)[4]		60,097		59,816
FHLMC, 5.376%, 07/01/30, (07/01/09)[4]		3,661		3,754
FHLMC, 5.500%, 08/01/37		3,530,628		3,446,187
FHLMC, 5.500%, TBA		60,000,000		58,528,140
FHLMC, 6.000%, 02/01/16 to 09/01/16		200,145		201,798
FHLMC, 6.500%, 01/01/26 to 08/15/31		11,265,681		11,555,384
FHLMC, 7.000%, 11/15/20		32,697		33,963
FHLMC, 7.500%, 08/15/30		394,866		414,559
FHLMC Gold Pool, 4.500%, 02/01/14		237,275		238,318
FHLMC Gold Pool, 5.500%, 04/01/37 to 09/01/38		9,987,919		9,748,105
FHLMC Gold Pool, 6.000%, 05/01/16 to 10/01/38		31,134,552		31,102,800
FHLMC Structured Pass Through Securities, 4.055%, 02/25/45, (12/01/08)[4]		201,523		183,402
Total Federal Home Loan Mortgage Corporation				173,451,879
Federal National Mortgage Association - 71.2%
FNMA, 3.319%, 12/25/36, (11/25/08)[4]		1,043,498		1,007,630
FNMA, 3.500%, 07/01/11		486,674		482,967
FNMA, 4.000%, 05/01/14		295,102		292,448
FNMA, 4.055%, 07/01/44, (11/01/08)[4]		376,219		372,568
FNMA, 4.404%, 05/01/36, (11/01/08)[4]		1,821,929		1,815,124

The accompanying notes are an integral part of these financial statements.

14

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Federal National Mortgage Association - 71.2% (continued)
FNMA, 4.439%, 05/01/36, (11/01/08)[4]	$1,026,775		$1,022,966
FNMA, 4.500%, 11/15/18 to 05/01/21	135,977		129,570
FNMA, 4.500%, TBA	6,000,000		5,711,250
FNMA, 4.633%, 09/01/35, (08/01/10)[4]	3,694,876		3,690,083
FNMA, 4.665%, 05/25/35	443,997		424,586
FNMA, 4.830%, 06/01/35, (06/01/10)[4]	6,233,716		6,230,191
FNMA, 5.000%, 12/01/16 to 03/01/36	95,659,032		92,116,951
FNMA, 5.000%, TBA	166,400,000		157,584,354
FNMA, 5.066%, 05/01/35, (05/01/15)[4]	327,281		321,726
FNMA, 5.500%, 12/01/16 to 09/01/38	118,472,839		117,251,251
FNMA, 5.500%, TBA	254,500,000		248,604,874
FNMA, 6.000%, 04/01/16 to 05/01/38	20,775,739		20,807,618
FNMA, 6.000%, TBA	72,500,000		72,451,159
FNMA, 6.500%, 07/01/36 to 04/01/37	2,274,762		2,307,719
FNMA, 6.500%, TBA	3,800,000		3,851,657
FNMA Whole Loan, 6.500%, 12/25/42	359,926		362,352
FNMA, 7.200%, 05/25/23	859,491		912,456
Total Federal National Mortgage Association			737,751,500
Government National Mortgage Association - 1.3%
GNMA, 5.125%, 11/20/24 to 11/20/29, (01/01/09)[4]	392,267		394,211
GNMA, 5.375%, 04/20/21, (07/01/09)[4]	9,352		9,430
GNMA, 5.375%, 03/20/24, (04/01/09)[4]	47,158		47,378
GNMA, 5.625%, 08/20/25, (10/01/09)[4]	29,481		29,660
GNMA, 6.000%, TBA	3,200,000		3,200,499
GNMA, 6.500%, 06/20/28	1,081,508		1,103,240
GNMA, 6.750%, 10/16/40	8,583,960		8,869,492
Total Government National Mortgage Association			13,653,910
United States Treasury Securities - 6.8%
U.S. Treasury Bills, 0.10%, 11/28/08[7]	6,500,000	[2]	6,499,506
U.S. Treasury Bills, 0.21%, 12/11/08	3,750,000	[2]	3,749,089
U.S. Treasury Bills, 0.26%, 12/26/08[7]	15,000,000	[2]	14,993,880
U.S. Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	12,760,102	[2]	9,978,808
U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	14,065,403	[2]	12,186,364
U.S. Treasury Inflation Indexed Notes, 2.625%, 07/15/17	1,057,210	[2]	991,052
U.S. Treasury Inflation Indexed Notes, 3.000%, 07/15/12	22,765,941		22,209,245
Total United States Treasury Securities			70,607,944
Total U.S. Government and Agency Obligations (cost $1,015,139,375)			995,465,233
Municipal Bonds - 1.6%
Badger Tobacco Asset Securitization Corp. (WI), 6.000%, 06/01/17	2,600,000		2,532,036
Buckeye Tobacco Settlement Financing Authority (OH), Class A-2, 5.875%, 06/01/30	1,000,000		743,320

The accompanying notes are an integral part of these financial statements.

15

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount		Value
Municipal Bonds - 1.6% (continued)
Chicago Transit Authority, Series A (IL), 6.300%, 12/01/21	$300,000		$277,110
Chicago Transit Authority (IL), Series A, 6.899%, 12/01/40	1,600,000		1,447,232
Chicago Transit Authority (IL), Series B, 6.899%, 12/01/40	1,700,000		1,537,684
Los Angeles, CA Unified School District, Series A-1, 4.500%, 07/01/22	3,600,000		3,253,356
State of California, 5.000%, 06/01/32	6,600,000		5,909,310
State of Texas, Transportation Commission Mobility Fund, Series A, 4.750%, 04/01/35	1,200,000		1,057,452
Truckee Meadows Water Authority (NY), 5.000%, 07/01/36	200,000		164,570
Total Municipal Bonds (cost $18,185,740)			16,922,070

Municipal Bond Funds - 0.5%	Shares
Dreyfus Municipal Income, Inc.	37,500		255,000
DWS Municipal Income Trust	55,000	[2]	452,650
MFS Municipal Income Trust	53,800		264,158
Nuveen Performance Plus Municipal Fund	55,000		632,500
Nuveen Premium Income Municipal Fund II	55,000	[2]	565,400
Nuveen Premium Income Municipal Fund IV	55,000		508,200
Nuveen Quality Income Municipal Fund	55,000		641,850
Putnam Municipal Opportunities Trust	33,648	[2]	313,936
Van Kampen Advantage Municipal Income Trust II	61,796		519,086
Van Kampen Trust for Investment Grade Municipals	55,000		556,050
Total Municipal Bond Funds (cost $6,544,611)			4,708,830
Preferred Stocks - 1.2%
Bank of America Corp., 7.250%	9,000		6,300,000
DG Funding Trust, 6.012%, (12/31/08) (a)[4]	573		5,828,484
Total Preferred Stocks (cost $15,037,773)			12,128,484

Options and Swaptions - 0.4%	Notional Amount
3-Month USD-LIBOR-BBA (Call), 3.150%, 12/15/08	$209,100,000		1,809,485
3-Month USD-LIBOR-BBA (Call), 3.150%, 12/15/08	15,300,000		132,401
3-Month USD-LIBOR-BBA (Call), 3.150%, 02/02/09	110,400,000		997,564
3-Month USD-LIBOR-BBA (Call), 3.450%, 08/03/09	6,100,000		65,294
3-Month USD-LIBOR-BBA (Call), 3.500%, 02/02/09	72,900,000		993,470
3-Month USD-LIBOR-BBA (Call), 3.600%, 07/07/11	16,100,000		205,614
3-Month USD-LIBOR-BBA (Call), 3.850%, 08/03/09	3,700,000		55,992
Total Options and Swaptions (cost $4,254,700)			4,259,820
Short-Term Investments - 12.6%

Commercial Paper - 0.7%	Principal Amount
Morgan Stanley & Co., Inc., 3.800%, 01/06/09	$6,800,000		6,738,271

Other Investment Companies - 8.5%[1]	Shares
Bank of New York Institutional Cash Reserve Fund, Series A, 1.07%[3]	74,526,210		74,526,210
Bank of New York Institutional Cash Reserve Fund, Series B*[3,10]	643,217		75,578

The accompanying notes are an integral part of these financial statements.

16

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 8.5% (continued)
Bank of New York Institutional Cash Reserve Fund, Series C*[3,11]	506,671	$506,671
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[12]	13,238,610	13,238,610
Total Other Investment Companies		88,347,069

Repurchase Agreements - 3.4%	Principal Amount
JPMorgan Chase & Co., dated 10/31/08, due 11/03/08, 1.90%, total to be received $35,300,441 (secured by $35,300,000 U.S. Treasury Notes, 3.500%, 02/15/18)	$35,300,000	35,300,000
Total Short-Term Investments (cost $130,952,979)		130,385,340
Total Investments - 164.3% (cost $1,815,077,792)		1,703,035,775
Other Assets, less Liabilities - (64.3)%		(666,531,280)
Net Assets - 100.0%		$1,036,504,495

Note: Based on the cost of investments of $1,819,572,785 for Federal income tax purposes at October 31, 2008, the aggregate gross unrealized appreciation and depreciation were $3,683,684 and $120,220,694, respectively, resulting in net unrealized depreciation of investments of $116,537,010.

*	Non-income-producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2008, the value of these securities amounted to $74,694,034, or 7.2% of net assets.

[1]

Yield shown for each investment company listed represents the October 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $71,605,708, or 6.9% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Floating Rate Security. The rate listed is as of October 31, 2008. Date in parentheses represents the security’s next coupon rate reset.

[5]	Variable Rate Security. The rate listed is as of October 31, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.

[6]	Perpetuity Bond. The date shown is the final call date.

[7]	Security held as collateral for swap contracts, amounting to a market value of $10,536,460, or 1.0% of net assets.

[8]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities.

[9]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

[10]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[11]

On October 6, 2008, The BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[12]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for the Fund’s investment in the Dreyfus Cash Management Fund is $794,700.

Investment Definitions and Abbreviations:

BBA:	British Banker’s Association
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
LIBOR:	London Inter-Bank Offered Rate
TBA:	To Be Announced
USD:	United States Dollar

Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

€: Euro

R$: Brazilian Real

The accompanying notes are an integral part of these financial statements.

17

Managers Fremont Bond Fund

Statement of Assets and Liabilities

October 31, 2008

Assets:
Investments at value* (including securities on loan valued at $71,605,708)	$1,703,035,775
Cash	8,804,293
Foreign currency**	7,086,003
Receivable for delayed delivery investments sold	258,741,464
Receivable for Fund shares sold	2,076,046
Unrealized appreciation on swaps	4,110,093
Variation margin receivable	621,505
Unrealized appreciation on foreign currency contracts	12,425,307
Dividends, interest and other receivables	7,368,358
Prepaid expenses	32,963

Total assets	2,004,301,807

Liabilities:
Payable for delayed delivery investments purchased	859,060,879
Payable for Fund shares repurchased	3,707,792
Payable upon return of securities loaned	75,676,098
Options written (premiums received $4,385,034)	3,243,412
Variation margin payable	770,249
Unrealized depreciation on swaps	12,655,807
Unrealized depreciation on foreign currency contracts	11,488,763
Dividends payable to shareholders	392,309
Accrued expenses:
Investment advisory and management fees	244,232
Administrative fees	177,770
Other	380,001

Total liabilities	967,797,312

Net Assets	$1,036,504,495

Shares outstanding	105,260,299

Net asset value, offering and redemption price per share	$9.85

Net Assets Represent:
Paid-in capital	$1,082,791,362
Undistributed net investment income	3,739,280
Accumulated net realized gain from investments, options, futures, swaps, foreign currency contracts and transactions	42,214,892
Net unrealized depreciation of investments, options, futures, swaps, foreign currency contracts and translations	(92,241,039)

Net Assets	$1,036,504,495

* Investments at cost	$1,815,077,792
** Foreign currency at cost	$7,425,747

The accompanying notes are an integral part of these financial statements.

18

Managers Fremont Bond Fund

Statement of Operations

For the fiscal year ended October 31, 2008

Investment Income:
Interest income	$58,813,549
Dividend income	1,162,252
Securities lending fees	165,008

Total investment income	60,140,809

Expenses:
Investment advisory and management fees	4,765,240
Administrative fees	2,978,275
Transfer agent fees	340,521
Professional fees	266,175
Custodian fees	261,724
Reports to shareholders	85,361
Trustees fees and expenses	81,808
Insurance	43,250
Registration fees	41,800
Miscellaneous	14,435

Total expenses before offsets	8,878,589

Expense reimbursements	(1,357,687)
Fee waivers	(595,682)
Expense reductions	(14,111)

Net expenses	6,911,109

Net investment income	53,229,700

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments, options, futures, and swap transactions	48,032,501
Net realized gain on foreign currency contracts and transactions	12,654,563
Net unrealized depreciation of investments, options, futures, swaps, foreign currency contracts and translations	(113,536,012)

Net realized and unrealized loss	(52,848,948)

Net increase in net assets resulting from operations	$380,752

The accompanying notes are an integral part of these financial statements.

19

Managers Fremont Bond Fund

Statement of Changes in Net Assets

For the fiscal years ended October 31,

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$53,229,700	$56,403,318
Net realized gain (loss) on investments, options, futures, swaps, foreign currency contracts and transactions	60,687,064	(6,920,374)
Net unrealized appreciation (depreciation) of investments, options, futures, swaps, foreign currency contracts and translations	(113,536,012)	17,679,216

Net increase in net assets resulting from operations	380,752	67,162,160

Distributions to Shareholders:
From net investment income	(58,764,642)	(56,156,859)

From Capital Share Transactions:
Proceeds from the sale of shares	442,971,996	226,861,632
Reinvestment of dividends	54,573,251	52,581,882
Cost of shares repurchased	(609,729,159)	(246,627,792)

Net increase (decrease) from capital share transactions	(112,183,912)	32,815,721

Total increase (decrease) in net assets	(170,567,802)	43,821,022

Net Assets:
Beginning of year	1,207,072,297	1,163,251,275

End of year	$1,036,504,495	$1,207,072,297

End of year undistributed net investment income (loss)	$3,739,280	($1,709,097)

Share Transactions:
Sale of shares	41,903,295	22,117,028
Shares issued in connection with reinvestment of dividends	5,209,779	5,134,152
Shares repurchased	(57,793,808)	(24,153,549)

Net increase (decrease) in shares	(10,680,734)	3,097,631

The accompanying notes are an integral part of these financial statements.

20

Managers Fremont Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.41	$10.31	$10.31	$10.79	$10.43

Income from Investment Operations:
Net investment income	0.57	0.47	0.47	0.37	0.24
Net realized and unrealized gain (loss) on investments	(0.61)	0.13	(0.00)[3]	(0.17)	0.42

Total from investment operations	(0.04)	0.60	0.47	0.20	0.66

Less Distributions to Shareholders from:
Net investment income	(0.52)	(0.50)	(0.47)	(0.35)	(0.25)
Net realized gain on investments	—	—	—	(0.33)	(0.05)

Total distributions to shareholders	(0.52)	(0.50)	(0.47)	(0.68)	(0.30)

Net Asset Value, End of Year	$9.85	$10.41	$10.31	$10.31	$10.79

Total Return [1]	(0.60)%	5.96%	4.75%	2.00%	6.45%

Ratio of net operating expenses to average net assets	0.58%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets [1]	4.47%	4.86%	4.72%	3.43%	2.24%
Portfolio turnover	431%	249%	244%	392%	113%
Net assets at end of year (000’s omitted)	$1,036,504	$1,207,072	$1,163,251	$971,130	$852,799

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.75%	0.77%	0.77%	0.72%	0.69%
Ratio of net investment income to average net assets	4.30%	4.69%	4.55%	3.31%	2.15%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than ($0.01) per share.

21

Managers Fremont Bond Fund

Notes to Financial Statements

October 31, 2008

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Fremont Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Managers Fremont Bond Fund

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of October 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Managers Fremont Bond
Level 1	$104,602,135	$28,594,027
Level 2	1,598,433,640	(6,698,451)
Level 3	—	—

Total	$1,703,035,775	$21,895,576

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of October 31, 2008	Investments in Securities	Other Financial Instruments
Level 3	$0	$0

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2008, the custodian expense was reduced by $3,284.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2008, overdraft fees equaled $1,538.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2008, the transfer agent expense was reduced by $10,827.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years 2008 and 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$58,764,642	$56,156,859
Short-term capital gains	—	—
Long-term capital gains	—	—

	$58,764,642	$56,156,859

As of October 31, 2008, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$6,702,065
Undistributed short-term capital gains	47,678,694
Undistributed long-term capital gains	21,446,997

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

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Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

f.	Capital Loss Carryovers

As of October 31, 2008, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

For the fiscal year ended October 31, 2008, the Fund utilized capital loss carryover in the amount of $151,009.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2008, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: 2 collectively own 40%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2008, the market value of repurchase agreements outstanding was $35,300,000.

i.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j.	Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. The Fund had no TBA sale commitments outstanding as of October 31, 2008.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement dated January 15, 2005, under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the fiscal year ended October 31, 2008, was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% per annum. For the fiscal year ended October 31, 2008, the Administrator voluntarily agreed to waive 0.05% of its fee amounting to $595,655. During the fiscal year ended October 31, 2008, the Fund paid administration fees of $2,382,620, net of waivers.

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Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Effective June 9, 2008, the Investment Manager has contractually agreed, through at least March 1, 2009, to limit net annual fund operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.58% of average daily net assets of the Fund. Prior to June 9, 2008, the Fund had a contractual expense limitation of 0.60%. Furthermore, Managers voluntarily agreed to reimburse additional expenses incurred by the Fund as of June 9, 2008 in the amount of $152,092.

As of January 15, 2005, the Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated contractual expense limitation percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2008, the Fund made no such repayments to the Investment Manager. At October 31, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by the Fund equaled $3,909,187.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2008, were $8,566,945,941 and $8,470,470,122, respectively. Purchases and sales of U.S. Government securities for the fiscal year ended October 31, 2008, were $8,365,443,920 and $8,276,102,222, respectively.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in the BNYM Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to the Fund. The Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Futures Contracts Held or Issued

The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

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Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

At October 31, 2008, the Fund had the following open futures contracts:

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
3-Month Eurodollar	5,917	Long	12/15/08-09/13/10	$22,321,601
3-Month Euro Euribor	176	Long	12/15/08-06/15/09	1,157,998
3-Month Pound Sterling	1,017	Long	12/17/08-12/16/09	5,020,221
5-Year U.S. Treasury Note	27	Long	12/31/08	(34,172)

Total				$28,465,648

8.	Interest Rate Caps, Swap Contracts and Options

The Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchased and written (sell) options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium, to the counterparty, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

At October 31, 2008, the Fund had the following open swap contracts:

Pay	Receive	Counterparty	Maturity	Notional Amount		Unrealized Gain/(Loss)
Interest Rate Swaps
3-Month Australian Bank Bill Rate	Fixed Rate 7.000%	UAG	06/15/10	A$	37,500,000	$481,742
3-Month Australian Bank Bill Rate	Fixed Rate 7.500%	UAG	03/15/10	A$	2,300,000	39,878
3-Month USD-LIBOR-BBA	Fixed Rate 4.000%	RYL	06/17/10		$15,800,000	193,180
3-Month USD-LIBOR-BBA	Fixed Rate 4.000%	MYC	06/17/10		$11,600,000	141,828
3-Month USD-LIBOR-BBA	Fixed Rate 4.000%	BRC	12/16/10		$2,700,000	22,429
3-Month USD-LIBOR-BBA	Fixed Rate 4.000%	MLC	12/17/10		$11,100,000	265,326
6-Month Australian Bank Bill Rate	Fixed Rate 7.000%	DUB	03/20/13	A$	2,200,000	66,612
6-Month Australian Bank Bill Rate	Fixed Rate 7.500%	UAG	03/15/11	A$	14,800,000	419,216
6-Month EUR-EURIBOR-Reuters	Fixed Rate 4.500%	BPS	03/18/14		€2,200,000	59,356

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Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Pay	Receive	Counterparty	Maturity	Notional Amount	Unrealized Gain/(Loss)
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.950%	RYL	03/30/12	€1,200,000	$16,614
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.955%	RYL	03/28/12	€1,000,000	14,365
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.960%	GLM	03/30/12	€800,000	12,528
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.960%	BRC	04/05/12	€400,000	5,200
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.103%	BRC	10/15/10	€3,900,000	135,998
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.146%	UAG	10/15/10	€1,000,000	35,522
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	FBF	06/15/09	£1,000,000	4,805
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	BRC	06/15/09	£5,000,000	24,026
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	GLM	06/15/09	£9,800,000	47,091
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	GLM	09/17/13	£500,000	12,287
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	HUS	09/17/13	£2,900,000	71,266
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	DUB	03/18/14	£3,100,000	96,039
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	DUB	03/18/14	£9,000,000	278,822
6-Month GBP-LIBOR-BBA	Fixed Rate 5.250%	RYL	03/18/14	£1,500,000	72,842
6-Month GBP-LIBOR-BBA	Fixed Rate 5.250%	GLM	03/18/14	£600,000	29,137
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	BRC	12/20/08	£8,300,000	(3,873)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	DUB	12/20/08	£5,000,000	(2,333)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	RYL	03/20/09	£4,400,000	(4,195)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	BRC	03/20/09	£4,700,000	(4,481)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	RYL	06/19/09	£6,600,000	98,037
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	GLM	06/19/09	£23,400,000	347,587
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	GLM	12/19/09	£2,400,000	84,370
Fixed Rate 0.710%	USD Swap Spread Semi 5 YR	BPS	02/05/09	$4,800,000	(30,830)
Fixed Rate 0.7625%	USD Swap Spread Semi 2 YR	BPS	02/05/09	$9,700,000	(82,982)
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	MLC	12/15/35	£1,100,000	22,047
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	BRC	12/15/36	£1,200,000	98,687
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	RYL	12/15/36	£3,500,000	287,836
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	HUS	12/15/36	£1,900,000	156,254
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	DUB	12/15/36	£1,300,000	106,910
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	MYC	12/17/38	$1,700,000	(144,984)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	MLC	12/17/38	$5,300,000	(452,010)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	CBK	12/17/38	$4,400,000	(375,254)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	BOA	12/17/38	$15,600,000	(1,330,446)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	RYL	12/17/38	$10,800,000	(921,078)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	MLC	12/17/23	$6,500,000	(334,231)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	MYC	12/17/28	$1,200,000	(81,209)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	RYL	12/17/28	$1,700,000	(115,046)
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	BOA	12/17/28	$71,300,000	(4,825,185)
Fixed Rate 5.000%	6-Month GBP-LIBOR-BBA	GLM	12/19/37	£300,000	(54,595)
Fixed Rate 5.500%	3-Month GBP-LIBOR-BBA	BRC	12/17/18	£11,900,000	(499,153)
Fixed Rate 5.500%	6-Month GBP-LIBOR-BBA	GLM	12/15/36	£1,600,000	(475,422)
Fixed Rate 5.500%	6-Month GBP-LIBOR-BBA	RYL	12/15/36	£400,000	(118,855)

27

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Pay	Receive	Counterparty	Maturity	Notional Amount		Unrealized Gain/(Loss)
Fixed Rate 6.500%	6-Month Australian Bank Bill Rate	DUB	03/20/18	A$	3,000,000	($39,232)
ICAP CMM FRA Fixing Rate	Fixed Rate 5.000%	MLC	02/20/09		$3,300,000	257,240
ICAP CMM FRA Fixing Rate	Fixed Rate 5.500%	MLC	05/21/09		$4,000,000	105,016
Credit Default Swaps
Federative Republic of Brazil Bond	Fixed Rate 1.520%	MYC	01/20/17		$3,000,000	(196,632)
Federative Republic of Brazil Bond	Fixed Rate 1.950%	MYC	08/20/16		$3,500,000	(140,153)
Petroleos Mexicanos Bond	Fixed Rate 0.620%	BRC	08/20/11		$3,500,000	(243,863)
Republic of Panama Bond	Fixed Rate 1.250%	JPM	01/20/17		$200,000	(29,574)
Russian Federation Bond	Fixed Rate 0.495%	BRC	08/20/11		$3,500,000	(648,668)
Ukraine Government Bond	Fixed Rate 0.710%	BRC	12/20/08		$2,000,000	(68,948)
Zero Coupon Swaps
Brazil Interbank Deposit Rate	Fixed Rate 10.575%	UAG	01/02/12	R$	6,700,000	(394,025)
Brazil Interbank Deposit Rate	Fixed Rate 11.360%	BRC	01/04/10	R$	5,500,000	(108,922)
Brazil Interbank Deposit Rate	Fixed Rate 11.430%	MLC	01/04/10	R$	3,600,000	(68,710)
Brazil Interbank Deposit Rate	Fixed Rate 11.465%	GLM	01/04/10	R$	1,400,000	(26,232)
Brazil Interbank Deposit Rate	Fixed Rate 11.980%	MLC	01/02/12	R$	5,800,000	(234,215)
Brazil Interbank Deposit Rate	Fixed Rate 12.410%	UAG	01/04/10	R$	2,800,000	(26,949)
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	UAG	01/02/12	R$	3,400,000	(116,975)
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	BRC	01/02/12	R$	3,400,000	(116,975)
Brazil Interbank Deposit Rate	Fixed Rate 12.540%	MLC	01/02/12	R$	7,300,000	(251,152)
Brazil Interbank Deposit Rate	Fixed Rate 12.670%	MYC	01/04/10	R$	2,800,000	(26,724)
Brazil Interbank Deposit Rate	Fixed Rate 12.780%	MYC	01/04/10	R$	5,000,000	(29,365)
Brazil Interbank Deposit Rate	Fixed Rate 12.948%	MLC	01/04/10	R$	2,100,000	(8,577)
Brazil Interbank Deposit Rate	Fixed Rate 14.765%	HUS	01/02/12	R$	300,000	(4,751)
Brazil Interbank Deposit Rate	Fixed Rate 14.765%	MLC	01/02/12	R$	1,200,000	(19,003)

Total						($8,545,714)

A$: Australian Dollar

R$: Brazilian Real

£: British Pound

€: Euro

$: U.S. Dollar

BOA: Bank of America

BPS: BNP Paribas

BRC: Barclays Bank

CBK: Citibank

DUB: Deutsche Bank

FBF: Credit Suisse

GLM: Goldman Sachs

HUS: HSBC Bank

JPM: JPMorgan Chase

MLC: Merrill Lynch

MYC: Morgan Stanley

RYL: Royal Bank of Scotland

UAG: UBS

For the fiscal year ended October 31, 2008, the Fund paid and received premiums of $57,684,809 and $56,010,736, respectively, on swap contracts. At October 31, 2008, the unrealized depreciation (excluding premiums) on open swap contracts was $10,219,787.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

28

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

At October 31, 2008, the following written options and swaptions were outstanding:

Name	Number of Contracts/Par	Exercise Price	Expiration Date	Value
FLR EUR CMS 10-02 0.75% (Call)	2,100,000	0.75%	12/24/08	$22,655
3-Month USD-LIBOR-BBA (Call)	7,000,000	4.20%	07/02/09	(3,616)
3-Month USD-LIBOR-BBA (Call)	36,800,000	4.25%	02/02/09	392,524
3-Month USD-LIBOR-BBA (Call)	9,200,000	4.30%	02/02/09	(20,885)
3-Month USD-LIBOR-BBA (Call)	69,900,000	4.30%	12/15/08	551,283
3-Month USD-LIBOR-BBA (Call)	5,100,000	4.30%	12/15/08	48,668
3-Month USD-LIBOR-BBA (Call)	2,100,000	4.40%	08/03/09	12,244
3-Month USD-LIBOR-BBA (Call)	1,200,000	4.55%	08/03/09	(891)
3-Month USD-LIBOR-BBA (Call)	17,100,000	4.60%	02/02/09	11,261
10-Year U.S. Treasury Notes (Put)	72	110.00	11/21/08	29,914
10-Year U.S. Treasury Notes (Put)	93	113.00	11/21/08	(56,451)
10-Year U.S. Treasury Notes (Call)	72	115.00	11/21/08	7,976
10-Year U.S. Treasury Notes (Call)	106	117.00	11/21/08	103,188
10-Year U.S. Treasury Notes (Call)	93	119.00	11/21/08	43,752

Total	150,500,436			$1,141,622

Transactions in written put and call options for the fiscal year ended October 31, 2008, were as follows:

	Number of Contracts	Amount of Premiums
Options outstanding at October 31, 2007	213,700,605	$2,676,498
Options written	150,502,451	6,285,210
Options exercised/expired	(213,702,620)	(4,576,674)

Options outstanding at October 31, 2008	150,500,436	$4,385,034

9.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2008, the Fund invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

29

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2008, were as follows:

Foreign Currency		Settlement Date	Contract Value (Receivable)	Contract Value (Payable)	Unrealized Gain/Loss
Brazilian Real	Short	12/02/08	$37,139,145	$30,105,969	$7,033,176
Brazilian Real	Long	12/02/08	35,734,846	41,319,813	(5,584,967)
Chillian Peso	Long	12/10/08	389,989	542,379	(152,390)
Chinese Yuan Renminbi	Short	11/13/08	2,817,816	2,819,381	(1,565)
Chinese Yuan Renminbi	Long	07/15/09-11/13/09	13,380,160	14,032,748	(652,588)
Euro	Short	12/04/08	18,432,960	18,661,081	(228,121)
Indian Rupee	Short	11/12/08	4,077,909	3,993,944	83,965
Indian Rupee	Long	11/12/08-04/09/09	7,315,948	8,075,469	(759,521)
Indonesian Rupiah	Long	03/31/09	706,611	765,515	(58,904)
Japanese Yen	Short	11/05/08	1,084,189	1,080,530	3,659
Japanese Yen	Long	11/05/08	2,162,234	2,188,538	(26,304)
Malaysian Ringgit	Short	11/12/08-02/12/09	2,606,054	2,595,631	10,423
Malaysian Ringgit	Long	11/12/08-04/14/09	6,402,977	6,843,233	(440,256)
Philippine Peso	Short	11/12/08-12/24/10	2,192,370	2,137,024	55,346
Philippine Peso	Long	11/12/08-12/24/10	5,772,328	6,171,014	(398,686)
Pound Sterling	Short	11/03/08-12/09/08	60,059,076	55,986,271	4,072,805
Pound Sterling	Long	11/03/08-11/05/08	39,812,799	41,261,188	(1,448,389)
Russian Ruble	Short	11/19/08-05/06/09	5,147,326	4,219,321	928,005
Russian Ruble	Long	11/19/08-05/06/09	4,219,321	5,049,366	(830,045)
Singapore Dollar	Short	11/21/08-01/16/09	10,332,458	10,256,334	76,124
Singapore Dollar	Long	11/21/08-04/14/09	16,768,696	17,524,276	(755,580)
South African Rand	Short	12/10/08	196,074	158,134	37,940
South African Rand	Long	12/10/08	158,133	185,716	(27,583)

Total			$276,909,419	$275,972,875	$936,544

10.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

11.	Dollar Roll Transactions

The Fund may enter into dollar rolls in which it sells debt securities for delivery currently and simultaneously contracts to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

30

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its costs.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Bond hereby designates $21,446,997 as a capital gain distribution with respect to the taxable year ended October 31, 2008, or if subsequently determined to be different, the net capital gains of such year.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Bond Fund (one of the series constituting Managers Trust I, hereafter referred to as the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2008

32

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP. Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., ( 2002-2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006 to President); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

33

Annual Renewal of Investment Advisory Agreements

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Fremont Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Lehman Brothers U.S. Aggregate Bond Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual

34

Annual Renewal of Investment Advisory Agreements (continued)

funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure and, as the Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2009, to limit the Fund’s net annual operating expenses to 0.58%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

35

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

Equity Funds

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2008

Managers Fremont Global Fund

Managers Small Cap Fund

Managers Fremont Micro-Cap Fund

Managers Fremont Institutional Micro-Cap Fund

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

AR022-1008

Managers Funds

Annual Report — October 31, 2008

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Fremont Global Fund	4

Managers Small Cap Fund	13

Managers Fremont Micro-Cap Fund	18

Managers Fremont Institutional Micro-Cap Fund	26

Managers Real Estate Securities Fund	34

Managers California Intermediate Tax-Free Fund	38

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	44

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	45
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	46
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	47
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	49
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	52
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59

TRUSTEES AND OFFICERS	60

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As has been well documented, the financial markets were under significant pressure during a majority of the one-year period ending October 31, 2008. The year began with investors focused on the U.S. housing crisis and eventually shifted toward concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears and a difficult beginning to the year, bonds generally rose in the early part of 2008 as interest rates fell. The economy, however, began to weaken further towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage.

Volatility remained high during July and August as major headlines in the news included reports of falling energy and commodity prices along with higher-than-expected economic growth. This was countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. The months of July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil extended to money markets where interbank lending rates soared to record highs, as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

Equity losses were dramatic as a result of the market turmoil. For the one-year period, the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell MicroCap® Indexes returned -36.80%, -34.16%, -36.60%, and -39.30%, respectively. International stocks underperformed their domestic counterparts as the MSCI EAFE Index returned -46.62% in U.S. Dollar terms, due in part to the strengthening of the U.S. Dollar during this period. Over the same time period, REITs also underperformed domestic U.S. equities as the Dow Jones Wilshire REIT Index returned -41.48%. Fixed income securities in the U.S. and abroad were not immune to recent financial events, either as the Barclays Capital U.S. Aggregate Index and the Barclays Capital Global Aggregate Index yielded mixed results, returning 0.30% and -2.57%, respectively. Within the fixed income markets, U.S. Treasuries were, however, solid performers amid the flight to quality returning 7.76%. U.S. investment-grade corporate bonds, on the other hand, were pummeled in the limited-liquidity environment and returned -13.82%, as evidenced by the return of the Barclays Capital US Corporate Investment Grade Index.

Against this backdrop, the Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Fund, and the Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the “Funds”), generated mostly disappointing absolute returns in this challenging environment, as detailed below.

Periods Ended 10/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Fremont Global Fund	(33.69)%	(38.66)%	(6.58)%	(0.46)%	0.98%	5.25%	11/18/1988
65% MSCI World/35% Barclays Capital Global Aggregate Index	(26.73)%	(29.61)%	(1.74)%	2.86%	2.36%	N/A	11/18/1988
Managers Small Cap Fund	(24.63)%	(34.58)%	(3.20)%	1.67%	5.10%	3.48%	9/24/1997
Russell 2000® Growth Index	(27.63)%	(37.87)%	(5.31)%	(0.13)%	1.63%	(0.55)%	9/24/1997
Managers Real Estate Securities Fund	(34.91)%	(38.95)%	(5.26)%	5.54%	8.14%	5.45%	12/31/1997
Dow Jones Wilshire REIT Index	(36.86)%	(41.48)%	(7.02)%	4.58%	8.92%	6.37%	12/31/1997
Managers California Intermediate Tax-Free Fund	(3.45)%	(1.82)%	2.15%	2.74%	3.51%	4.99%	11/16/1990
Barclays Capital Municipal Bond: 5 Year	(0.05)%	3.33%	3.67%	2.94%	4.22%	N/A	11/16/1990

For the fiscal year ended October 31, 2008, the Managers Fremont Global Fund returned -38.66% compared with a return of -29.61% for its benchmark, which consists of 65% of the return of the MSCI World Index and 35% of the return of the Barclays Global Aggregate Index. The Fund’s recent performance difficulties have hurt the Fund’s long-term track record, and it now trails the Index in most time periods. The absolute and relative underperformance this fiscal year was driven by both the equity and fixed income portions of the Fund. On the equity side, weak stock selection within the more economically sensitive areas of the market, such as the consumer discretionary and financial sectors, was to blame for the underperformance. The fixed income portion of the Fund, managed by Loomis Sayles & Company, L.P., generated weak performance relative to its benchmark primarily because of an overweight in corporate positions in the U.S., U.K., and European bond markets.

Letter to Shareholders (continued)

For the fiscal year ended October 31, 2008, the Managers Small Cap Fund returned -34.58%, outperforming the Russell 2000® Growth Index, which returned -37.87%. As detailed in the above table, the Fund’s returns also exceed those of the benchmark on a three-, five- and ten-year basis as well as since inception. Absolute returns during the last fiscal year were quite poor, but the Fund did outperform its benchmark on a relative basis due to its focus on well-managed businesses possessing less risk. For the most recent 12-month period, the primary driver of the relative outperformance was strong stock selection within several sectors including information technology, consumer discretionary, telecommunications services and industrials. The Fund did, however, experience poor results in the energy sector.

For the fiscal year ended October 31, 2008, the Managers Fremont Micro-Cap Fund returned -39.37% and the Managers Fremont Institutional Micro-Cap Fund returned -40.45%, compared to a return of -39.30% for the Russell MicroCap® Index. Both Funds’ returns were basically in line with that of the Index over the trailing fiscal year, but have held up much better over the trailing three-year time period. While absolute returns this fiscal year have been disappointing, performance versus the benchmark has been strong since the Funds’ restructuring to a multi-manager, multi-style approach earlier this year. The Funds’ underweighting to the financials sector, which rebounded somewhat from its very weak performance earlier in the year, detracted most from the Funds’ relative performance during the latter portion of this period. However, the Funds benefited from good stock selection, relatively speaking, across a number of different sectors including the consumer discretionary and information technology sectors.

For the fiscal year ended October 31, 2008, the Managers Real Estate Fund returned -38.95% compared to -41.48% for its benchmark, the Dow Jones Wilshire REIT Index. Recent strong relative outperformance has improved the Fund’s long-term record and it has now outperformed the Index on a three- and five-year basis. The REIT market depreciated significantly during the last fiscal year and the Fund, which invests primarily in REITs, followed suit. However, the Fund did outperform the Index as a result of favorable stock and advantageous sector selection relative to the Index. Early in the fiscal year, solid stock selection was driven by apartment REITS and a holding of Nationwide Health Properties, a health care REIT. Towards the latter portion of the fiscal year, relative performance of the Fund was mixed, as good stock selection within the several sectors was mitigated by weak stock selection within the regional mall, office, and hotel sectors. Solid sector selection continued to contribute to the Fund’s relative performance, as the Portfolio benefited from an underweight to the industrial and hotel sectors and an overweight to the health care and triple-net-lease sectors.

For the fiscal year ended October 31, 2008, the Managers California Intermediate Tax-Free Fund returned -1.82%, compared with 3.33% for its benchmark, the Barclays Capital 5-Year Municipal Bond Index. The last 12 months have hurt the Fund’s relative performance record, but it still compares very favorably to peers over longer time periods. The Fund’s relative underperformance for the fiscal year can be mostly attributed to its overweight position in municipals maturing longer than five years. Investors favored the safety of shorter-term bonds, which put pressure on the middle and end of the municipal bond yield curve. Relative performance was also hurt by significant exposure to high-rated, insured bonds. Several monoline insurers were downgraded this year and investors fled high-rated insured bonds because many felt the insurance was meaningless and, typically, the underlying issuer was of lower quality. The Fund’s relative performance was somewhat aided by the overall high credit quality of the Fund’s portfolio.

Looking forward, there is little doubt that the global economy faces significant headwinds and a potentially painful recessionary environment. Global growth has slowed markedly as a result of the severe credit crisis and the gradual thawing of liquidity will need to occur at a more rapid pace before we can realistically conceive of a recovery. The unprecedented monetary and fiscal response of both governments and central banks worldwide will inevitably help ease the crisis, although there is always a lag time before stimulus brings results. We continue to remind investors that the bottom of a market is virtually impossible to predict and markets tend to move to the positive quickly after they have hit a bottom. This tendency for quick rebounds is all the more reason to continue investing with your long-term goals in mind and ignore short-term market movements, as difficult as that may be in a period such as this.

The following report covers the one-year period ended October 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in the Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2008	Expense Ratio for the Period	Beginning Account Value 05/01/2008	Ending Account Value 10/31/2008	Expenses Paid During the Period*
Managers Fremont Global Fund
Based on Actual Fund Return	0.75%	$1,000	$663	$3.13
Based on Hypothetical 5% Annual Return	0.75%	$1,000	$1,021	$3.80
Managers Small Cap Fund
Based on Actual Fund Return	1.40%	$1,000	$754	$6.17
Based on Hypothetical 5% Annual Return	1.40%	$1,000	$1,018	$7.11
Managers Fremont Micro-Cap Fund
Based on Actual Fund Return	1.56%	$1,000	$762	$6.91
Based on Hypothetical 5% Annual Return	1.56%	$1,000	$1,017	$7.91
Managers Fremont Institutional Micro-Cap Fund
Based on Actual Fund Return	1.35%	$1,000	$768	$6.00
Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.85
Managers Real Estate Securities Fund
Based on Actual Fund Return	1.50%	$1,000	$651	$6.22
Based on Hypothetical 5% Annual Return	1.50%	$1,000	$1,018	$7.61
Managers California Intermediate Tax Free Fund
Based on Actual Fund Return	0.55%	$1,000	$966	$2.72
Based on Hypothetical 5% Annual Return	0.55%	$1,000	$1,022	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

Managers Fremont Global Fund

Portfolio Manager’s Comments

The Managers Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities (cash).

The Portfolio Managers

First Quadrant, L.P. (“First Quadrant”)

First Quadrant believes that there are significant and recurring market inefficiencies and that history can help identify which inefficiencies are profitable. Inefficiencies may be identified through ongoing fundamental research conducted by First Quadrant’s research team. Incorporating this fundamental research into a quantitative model leads to a consistent, disciplined investment process.

Led by portfolio managers Chris Luck and Max Darnell, First Quadrant’s investment team uses a proprietary multi-factor quantitative model to construct portfolios that combine a top-down analysis of market and economic conditions with a bottom-up stock-selection process. The top-down analysis consists of a review of market and economic data to identify those industries and sectors of the market that are likely to benefit from present and future economic conditions. The top-down analysis helps the Fund management team at First Quadrant determine how to tilt the portfolio, relative to the benchmark, in terms of style, market cap, and industry weightings. Individual stock selection, however, is driven by bottom-up models that focus primarily on market sentiment, valuation, and accounting fundamentals.

Wellington Management Company, LLP (“Wellington Management”)

Wellington Management’s portfolio is managed by its International Growth Team (“IGT”), comprised of portfolio managers Jean-Marc Berteaux and Andrew S. Offit. Messers. Berteaux and Offit are supported by Wellington Management’s global industry analysts and regional analysts, as well as specialized fundamental, quantitative, and technical analysts, and traders. The IGT’s investment philosophy is built on the belief that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. Wellington’s focus is to identify industry leaders with earnings forecasts ahead of market expectations, and to identify the key drivers for earnings.

The initial investable universe comprises companies in the MSCI EAFE Index with market capitalizations greater than $1 billion. These companies are researched by Wellington Management’s specialist group of industry analysts who perform intensive ongoing fundamental analysis. Analysts provide assessments, financial models, and fundamental research to the IGT. The focus of this research is to update an ongoing assessment of management, current business challenges, and aggregate industry trends. Thorough analysis is conducted in preparation for, and following company contacts, to ensure that “the numbers support the story” – that the strategy and challenges outlined by management are coming through in financial results. The companies ultimately purchased for the portfolio will exhibit the following characteristics: industry leadership, identified earnings drivers, and above consensus earnings growth expectations. Companies in the portfolio are continually monitored to ensure their fundamental attractiveness based on the identified earnings drivers. Market expectations catching up to their earnings forecast and/or deterioration in earnings drivers will factor into the sell decision. The portfolio will generally hold 50 to 80 securities. Portfolio turnover is expected to be high. While the portfolio’s holdings-based turnover is expected to be in the 100% range, the IGT will actively trade these positions as a result of significant near-term price movements and other factors.

Bernstein Investment Research and Management (“Bernstein”)

Bernstein’s approach to investing is value based and research driven. Bernstein’s thesis is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion. Bernstein’s International Strategic Value discipline is designed to crate a focused portfolio of companies with strong fundamentals and sound business prospects not yet reflected in their share price.

The investment process begins with a broad universe of several thousand companies. The investment team screens this universe with a proprietary return model to identify the companies with the most attractive valuations relative to their earnings power. The model derives an expected return for each company by assessing it both from a global industry-based perspective and from a country-based standpoint, including such factors as price to cash earnings, price to book, return on equity, and price momentum. A deep team of analysts perform extensive research, focusing on the most attractively valued stocks. These analysts dissect corporate financial statements and visit company management and also meet frequently with customers, suppliers, or other industry experts. They build spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate normalized earnings power, cash flow, and asset values for each company for the next five years, performing simulations to see the potential impact of changes in various components. Analysts then present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG). The Committee challenges the analyst’s assumptions and conclusions to ensure they are sound. The IPG uses this research to build a portfolio of 40 to 85 of the best ideas, building on the combined convictions of Bern-stein industry analysts and regional portfolio management teams. A stock is sold when it has achieved its forecasted fair value target, or if a change in the earnings forecast reduces the price target to current levels.

Loomis Sayles & Company, L.P. (“Loomis”)

The Fund accesses the global bond management services of Loomis Sayles & Company, L.P. (“Loomis”) through an investment in the Managers Global Bond Fund, which is subadvised by Loomis. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value reside in the pricing of credit risk. Loomis’s philosophy is to

Managers Fremont Global Fund

Portfolio Manager’s Comments (continued)

identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities throughout the world in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers Kenneth Buntrock and David Rolley and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the financial condition of individual countries and companies in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving country or company fundamentals which would lead to credit upgrades, changing market supply and demand forces, or improving sector or economic trends.

The Year in Review

The financial markets were under significant pressure during a majority of the past year. The period began with the focus of investors on the U.S. housing crisis and eventually morphed into concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically toward the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage. Volatility remained high during July and August as major headlines included falling energy and commodity prices along with higher-than-expected economic growth, countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. July and August proved, however, to be the calm before the real storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. Market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

During 2008, the Fund’s team of subadvisors was modified to reduce the number of U.S. equity subadvisors to the Fund, which also impacted the Fund’s overall asset allocation. In May, the number of U.S. equity managers was reduced as First Quadrant was retained as the sole domestic equity manager. Bernstein and Wellington were retained as international equity managers and Loomis was retained as the sole global fixed income manager during this restructuring. In addition, the Fund’s asset allocation was adjusted to better reflect the actual capitalization split of the global equity markets. Each of the subadvisors in the Fund have distinct investment approaches and complementary investment processes which allow the Fund to remain well diversified while offering “intelligence diversification” to effectively manage the overall risk in the Portfolio.

For the fiscal year ended October 31, 2008, the Managers Fremont Global Fund returned -38.66% compared to a return of -29.61% for its benchmark, which consists of 65% of the return of the MSCI World Index and 35% of the return of the Barclays Global Aggregate Index. The absolute and relative under-performance was driven by both the equity and fixed income portions of the Fund. On the equity side, weak stock selection within the more economically sensitive areas of the market, such as the consumer discretionary and financial sectors, was to blame for the under-performance. The fixed income portion of the Fund, managed by Loomis, generated weak performance relative to its benchmark primarily because of an overweight to corporate positions in the U.S., U.K., and European bond markets. This primarily occurred in September, reflecting market developments occurring globally within the financials sector.

Looking Forward

Sector positioning on the equity portion of the Fund did not significantly change during the last fiscal year, although the portfolio managers of the Fund have recently taken the opportunity to add higher quality holdings within the financials sector as many of these securities’ valuations have become extremely compelling. The portfolio managers in the equity portion of the Fund anticipate significant opportunities across a variety of sectors over the course of the next year as extreme market dislocations continue globally. As for Loomis, it continues to seek opportunities at the now substantial discounts that offer solid, long-term value in the global fixed income markets as spreads have hit historical levels.

Cumulative Total Return Performance

Managers Fremont Global Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions are reinvested. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Managers Fremont Global Fund Composite Index is a hypothetical representation of the performance of the Fund’s stock and bond asset classes according to their respective weightings in the Fund’s neutral mix (65% MSCI World Index and 35% Barclays Global Aggregate Index). The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends. The Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes eurodollar and euro-yen corporate bonds, Canadian government, agency, and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the above stated indices are unmanaged, are not available to investment, and do not incur expenses. The chart on page 6 compares a hypothetical $10,000 investment made in the Managers Fremont Global Fund on October 31, 1998, to a $10,000 investment made in the above stated indices for the same period.

Managers Fremont Global Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Fremont Global Fund, S&P 500 Index, and the Managers Fremont Global Fund Composite Index (before taxes) since October 31, 1998 through October 31, 2008.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers Fremont Global [2,3]	(38.66)%	(0.46)%	0.98%
S&P 500 Index	(36.10)%	0.26%	0.40%
Managers Fremont Global Fund Composite Index	(29.61)%	2.86%	2.36%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fremont Global Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Geographic Diversification	Managers Fremont Global Fund**	MSCI World Index	Barclays Capital Global Aggregate Index[1]
United States	46.8%	51.5%	37.1%
Europe	36.6%	29.8%	34.7%
Japan	6.1%	10.5%	19.8%
Canada	2.1%	4.0%	2.8%
Asia (excluding Japan)	1.8%	0.7%	2.0%
Africa & Middle East	1.3%	0.5%	0.5%
Latin America	1.0%	0.0%	0.7%
Caribbean Islands	0.9%	0.2%	0.0%
Other	3.4%	2.8%	2.4%

Top Ten Holdings

Security Name	Percentage of Net Assets
Managers Global Bond Fund*	33.7%
Exxon Mobil Corp.	1.2
Royal Dutch Shell PLC, Class A (United Kingdom)	1.1
Sanofi-Aventis SA (France)	0.8
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	0.8
Total SA (France)	0.8
Roche Holding AG (Switzerland)	0.7
BNP Paribas, SA (France)	0.7
Procter & Gamble Co.*	0.7
Nestle, SA (Switzerland)	0.6

Top Ten as a Group	41.1%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fremont Global Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares		Value
Common Stocks - 65.2%
Consumer Discretionary - 5.3%
Advance Auto Parts, Inc.	4,200		$131,040
Amazon.com, Inc. *	600	[2]	34,344
Apollo Group, Inc., Class A *	1,400	[2]	97,314
Carnival Corp. (Panama)	1,000	[2]	25,400
Comcast Corp., Class A	10,000		157,600
Compagnie Generale des Etablissements Michelin SCA (France)	1,650		84,927
Ctrip.com International, Ltd., ADR (China)	3,900		119,262
DIRECTV Group, Inc., The *	5,400	[2]	118,206
Exide Technologies, Inc. *	7,800		37,050
Gap, Inc., The	8,559		110,753
H&R Block, Inc.	1,400		27,608
Home Depot, Inc., The	2,200	[2]	51,898
Jo-Ann Stores, Inc. *	6,600	[2]	126,456
Johnson Controls, Inc.	4,800		85,104
Lagardere (France)	3,500		139,160
Liberty Media Corp., Class A	7,000		112,700
Lowe’s Companies, Inc.	3,600		78,120
McDonald’s Corp.	2,800		162,204
News Corp., Inc., Class A	10,000		106,400
Next PLC (United Kingdom)	11,220		190,706
Nike, Inc.	800		46,104
Nissan Motor Co., Ltd. (Japan)	55,300		274,642
Parkson Retail Group, Ltd. (China)	84,500		78,438
Pinault-Printemps-Redoute SA (France)	2,658		169,396
Polo Ralph Lauren Corp.	1,800		84,906
priceline.com, Inc. *	1,600	[2]	84,208
Renault, SA (France)	10,200		312,608
Rent-A-Center, Inc. *	4,400	[2]	64,240
Ross Stores, Inc.	4,800		156,912
Sharp Corp. (Japan)	25,000		178,431
Snap-On, Inc.	3,200		118,240
Stewart Enterprises, Inc.	13,979	[2]	72,271
Stoneridge, Inc. *	3,800	[2]	21,622
Target Corp.	1,800		72,216
Timberland Co. *	3,400		41,140
Time Warner Co., Inc.	12,800	[2]	129,152
Unifirst Corp.	800		26,104
Walt Disney Co., The	6,800		176,120
Whirlpool Corp.	1,600		74,640
Total Consumer Discretionary			4,177,642
Consumer Staples - 7.3%
Altria Group, Inc.	5,000		95,950
Anheuser-Busch Companies, Inc.	1,000		62,030
Associated British Foods PLC (United Kingdom)	10,700		119,727
Avon Products, Inc.	3,600		89,388
British American Tobacco PLC (United Kingdom)	4,389		120,387
Bunge, Ltd.	2,600		99,866
Cadbury PLC (United Kingdom)	14,608		134,134
Carlsberg A/S, Class B (Denmark)	1,393		54,840
Church & Dwight Co., Inc.	2,600		153,634
Coca-Cola Co., The	5,000		220,300
Colgate-Palmolive Co.	800		50,208
Corn Products International, Inc.	3,000		72,960
Costco Wholesale Corp.	1,000		57,010
CVS Caremark Corp.	5,000		153,250
Darling International, Inc. *	15,200	[2]	114,608
Delhaize Le Lion (Belgium)	1,300		73,110
J Sainsbury PLC (United Kingdom)	34,250		156,460
Japan Tobacco, Inc. (Japan)	54		191,574
Koninklijke Ahold, N.V. (Netherlands)	21,700		232,958
Kraft Foods, Inc.	2,200		64,108
Kroger Co., The	4,600		126,316
Metro AG (Germany)	1,605		51,178
Molson Coors Brewing Co.	3,000		112,080
Nash Finch Co.	1,000	[2]	39,430
Nestle, SA (Switzerland)	12,363		480,760
PepsiCo, Inc.	3,400		193,834
Philip Morris International, Inc.	4,000		173,880
Procter & Gamble Co., The	8,400		542,136
Ralcorp Holdings, Inc. *	1,800		121,824
Reckitt Benckiser Group PLC (United Kingdom)	9,666		408,870
SUPERVALU, Inc.	5,400		76,896
Swedish Match AB (Sweden)	5,800		80,544
Sysco Corp.	4,600		120,520
Tesco PLC (United Kingdom)	33,213		181,978
Unicharm Corp. (Japan)	1,800		129,103
Walgreen Co.	200		5,092
Wal-Mart Stores, Inc.	6,800	[2]	379,508
William Morrison Supermarkets PLC (United Kingdom)	35,306		150,331
Total Consumer Staples			5,690,782

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 8.4%
Apache Corp.	1,400		$115,262
Arch Coal, Inc.	4,600		98,486
BP PLC (United Kingdom)	14,200		115,751
Canadian Natural Resources, Ltd. (Canada)	1,500		75,691
Chevron Corp.	5,200		387,920
China Petroleum and Chemical Corp., Class H (China)	334,000		219,327
Cimarex Energy Co.	3,000		121,380
Complete Production Services, Inc.	7,400	[2]	91,686
ConocoPhillips Co.	3,910		203,398
Devon Energy Corp.	2,000		161,720
Encore Acquisition Co. *	4,000		124,600
Eni S.p.A. (Italy)	12,600		300,739
Exxon Mobil Corp.	13,200		978,384
Halliburton Co.	5,800		114,782
Hess Corp.	2,000		120,420
Knightsbridge Tankers, Ltd. (Bermuda)	4,600		82,386
LUKOIL Holdings, ADR (Russia)	7,200	[2]	279,360
Massey Energy Co.	3,200		73,888
Murphy Oil Corp.	2,400		121,536
National-Oilwell, Inc. *	3,600		107,604
Occidental Petroleum Corp.	3,000	[2]	166,620
Petro-Canada (Canada)	12,300		307,577
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	3,400		91,426
Royal Dutch Shell PLC, Class A (United Kingdom)*	31,836		880,499
Schlumberger, Ltd.	2,400		123,960
StatoilHydro ASA (Norway)	15,600		313,772
Talisman Energy, Inc. (Canada)	6,400		63,241
Total SA (France)	10,821		595,301
Transocean, Inc.	800		65,864
W&T Offshore, Inc.	5,600	[2]	107,352
Total Energy			6,609,932
Financials - 11.6%
3i Group PLC (United Kingdom)*	17,695		154,345
Aflac, Inc.	1,600		70,848
Allianz SE (Germany)	5,793		425,148
American Express Co.	2,000		55,000
American Financial Group, Inc.	3,200		72,736
Anworth Mortgage Asset Corp.	8,400		49,224
AON Corp.	3,200		135,360
Aviva PLC (United Kingdom)	22,681		135,292
Bank of America Corp.	9,751		235,682
Bank of Hawaii Corp.	2,600	[2]	131,846
Bank of New York Mellon Corp., The	2,800		91,280
Barclays PLC (United Kingdom)	90,874		260,498
BNP Paribas, SA (France)	7,942		573,423
Cash America International, Inc.	3,121		110,390
Charles Schwab Corp., The	2,200		42,064
Chubb Corp., The	2,400		124,368
Citigroup, Inc.	8,800		120,120
Community Bank System, Inc.	1,800	[2]	44,910
Credit Agricole, SA (France)	18,700		270,533
Credit Suisse Group AG (Switzerland)*	9,400		351,502
CVB Financial Corp.	11,567	[2]	146,438
Deutsche Bank AG (Germany)	7,900		295,120
Goldman Sachs Group, Inc.	800		74,000
HBOS PLC (United Kingdom)	98,102		160,636
Hospitality Properties Trust	7,200		73,080
HSBC Holdings PLC	9,400		111,336
Hudson City Bancorp, Inc.	8,400		158,004
ING Groep NV (Netherlands)	14,000		131,325
Interactive Brokers Group, Inc., Class A *	3,000	[2]	64,110
JPMorgan Chase & Co.	7,400		305,250
Julius Baer Holding, Ltd. (Switzerland)	3,572		139,702
KB Financial Group, Inc., ADR (South Korea)*	4,000	[2]	98,440
Lloyds TSB Group PLC (United Kingdom)	24,500		79,187
Loews Corp.	3,600		119,556
Merrill Lynch & Co., Inc.	1,000		18,590
Metlife, Inc.	1,821		60,494
Mitsui Fudosan Co., Ltd. (Japan)	5,000		87,216
Morgan Stanley & Co.	2,600		45,422
Muenchener Rueckversicherungs AG (Germany)	2,800		370,914
NASDAQ OMX Group, Inc., The*	5,200		168,792
NBT Bancorp, Inc.	2,000		55,760
Northern Trust Corp.	2,200		123,882
Old National Bancorp.	7,200	[2]	136,368
ORIX Corp. (Japan)	2,360		242,474
Platinum Underwriters Holdings, Ltd. (Bermuda)	5,000		158,700
ProLogis	600	[2]	8,400
Prudential Financial, Inc.	2,000		60,000
Public Storage, Inc.	1,600		130,400
Rayonier, Inc.	3,600	[2]	119,088
Republic Bancorp, Inc., Class A	600	[2]	13,812

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials - 11.6% (continued)
Royal Bank of Scotland Group PLC (United Kingdom)	164,772		$181,499
Societe Generale (France)	6,001		327,085
Stancorp Financial Group, Inc.	1,600		54,528
State Street Corp.	2,653		115,008
Sumitomo Mitsui Financial Group, Inc. (Japan)	28		112,248
T Rowe Price Group, Inc.	600	[2]	23,724
Transatlantic Holdings, Inc.	800		34,280
Travelers Companies, Inc., The	3,800		161,690
U.S. Bancorp.	3,000		89,430
UBS AG (Switzerland)*	20,550		348,677
UnumProvident Corp.	8,000		126,000
Wells Fargo & Co.	7,800		265,590
Total Financials			9,050,824
Health Care - 9.4%
Abbott Laboratories Co.	3,800		209,570
Actelion, Ltd. (Switzerland)*	2,082		109,988
Amgen, Inc. *	3,800		227,582
AstraZeneca PLC (United Kingdom)	9,361		396,705
Baxter International, Inc.	1,800		108,882
Biogen Idec, Inc.*	600		25,530
Bristol-Myers Squibb Co.	3,600		73,980
Celgene Corp.*	200		12,852
Covidien, Ltd. (Bermuda)	1,200		53,148
CSL, Ltd. (Australia)	8,761		213,065
Daiichi Sankyo Co., Ltd. (Japan)	3,300		67,666
Eisai Co., Ltd. (Japan)	3,200		103,823
Eli Lilly & Co.	4,000		135,280
Express Scripts, Inc.*	2,200		133,342
Fresenius Medical Care AG (Germany)	4,292		191,980
Genentech, Inc.*	600		49,764
Gilead Sciences, Inc.*	2,200		100,870
GlaxoSmithKline PLC (United Kingdom)	11,300		217,231
Invitrogen Corp.*	4,600	[2]	132,434
Johnson & Johnson Co.	6,800		417,112
Lifepoint Hospitals, Inc.*	5,200	[2]	124,644
McKesson Corp.	3,160		116,256
Medtronic, Inc.	2,800		112,924
Merck & Co., Inc.	3,600		111,420
Novartis AG (Switzerland)*	8,797		446,518
OSI Pharmaceuticals, Inc.*	3,400	[2]	129,030
Owens & Minor, Inc.	3,307	[2]	143,094
Perrigo Co.	4,400	[2]	149,600
Pfizer, Inc.	17,200		304,612
Roche Holding AG (Switzerland)*	3,832		586,016
Sanofi-Aventis SA (France)	9,787		620,077
Schering-Plough Corp.	800		11,592
St. Jude Medical, Inc.*	3,800		144,514
Synthes, Inc. (Switzerland)	1,596		205,952
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	13,901	[2]	596,075
Thermo Fisher Scientific, Inc.*	2,200	[2]	89,320
UnitedHealth Group, Inc.	1,200		28,476
Universal Health Services, Inc., Class B	2,800		117,712
Valeant Pharmaceuticals International *	2,400	[2]	45,048
Varian Medical Systems, Inc.*	1,800	[2]	81,918
Wyeth	2,800		90,104
Yamanouchi Pharmaceutical Co., Ltd. (Japan)	3,300		132,920
Total Health Care			7,368,626
Industrials - 5.6%
3M Co.	1,000		64,300
AGCO Corp.*	2,200		69,344
Air France-KLM (France)	6,200		89,328
Avis Budget Group, Inc.*	27,000	[2]	44,280
Boeing Co., The	1,800		94,086
Bucyrus International, Inc.	2,600		62,738
Burlington Northern Santa Fe Corp.	200		17,812
Capita Group PLC (United Kingdom)	27,257		281,646
Caterpillar, Inc.	1,000		38,170
China Communications Constuction Co., Ltd. (China)	42,000		29,750
Cliffs Natural Resources, Inc.	3,400		91,766
CSX Corp.	2,800		128,016
Deutsche Lufthansa AG (Germany)	9,800		135,731
easyJet PLC (United Kingdom)*	94,481		471,326
Emerson Electric Co.	1,800		58,914
Enpro Industries, Inc. *	1,800	[2]	39,978
Esterline Technologies Corp. *	600		21,630
European Aeronautic Defense and Space Co. (Netherlands)	5,790		96,304
Fluor Corp.	2,800		111,804
Gardner Denver, Inc.*	4,000		102,480
General Dynamics Corp.	1,800		108,576
General Electric Co.	21,616		421,728
Gibraltar Industries, Inc.	1,600	[2]	21,200
Goodrich Corp.	1,400		51,184
GrafTech International, Ltd.*	4,600	[2]	37,306

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 5.9% (continued)
Hansen Transmissions International N.V. (Belgium)*	61,881		$103,807
Hawaiian Holdings, Inc.*	7,960	[2]	55,720
HEICO Corp.	1,000	[2]	38,470
Honeywell International, Inc.	3,200		97,440
Lockheed Martin Corp.	1,200		102,060
Michael Page International PLC (United Kingdom)	42,332		137,119
Mitsubishi Corp. (Japan)	3,900		65,371
Mitsui & Co., Ltd. (Japan)	6,000		58,137
NCI Building Systems, Inc.*	1,200	[2]	22,332
Northrop Grumman Corp.	2,600		121,914
Perini Corp.*	1,800		34,236
R.R. Donnelley & Sons Co.	5,600		92,792
Southwest Airlines Co.	10,400	[2]	122,512
Transdigm Group, Inc.*	3,600	[2]	108,504
Union Pacific Corp.	2,000		133,540
United Parcel Service, Inc., Class B	720		38,002
United Rentals, Inc.*	4,000	[2]	41,000
United Technologies Corp.	1,500		82,440
Vestas Wind Systems A/S (Denmark)*	3,109		127,345
Watson Wyatt & Co.	2,200	[2]	93,434
Wesco International, Inc.*	1,200	[2]	23,856
Total Industrials			4,389,428
Information Technology - 8.1%
Accenture, Ltd. (Bermuda)	1,400		46,270
Affiliated Computer Services, Inc.*	2,600		106,600
Amkor Technology, Inc.*	17,900	[2]	72,674
Anixter International, Inc.*	2,800	[2]	94,108
Apple, Inc.*	2,200		236,698
ARM Holdings PLC (United Kingdom)	237,235		369,879
Autonomy Corporation PLC (United Kingdom)*	21,344		338,423
Cisco Systems, Inc.*	14,900		264,773
CSG Systems International, Inc.*	9,400	[2]	156,322
Dell, Inc.*	2,000		24,300
Dolby Laboratories, Inc.*	3,400	[2]	107,338
EarthLink, Inc.*	14,800		102,120
Ericsson LM, Class B (Sweden)	20,000		136,148
Fairchild Semiconductor International, Inc.*	5,800		32,944
Fujitsu, Ltd. (Japan)	47,000		184,795
Google, Inc.*	600		215,616
Hewlett-Packard Co.	8,200		313,896
Hynix Semiconductor, Inc. (South Korea) (a)*	10,800		90,352
Intel Corp.	14,200		227,200
International Business Machines Corp.	4,200		390,474
JDA Software Group, Inc.*	1,800		25,704
Marvell Technology Group, Ltd. (Bermuda)*	13,600	[2]	94,656
MasterCard, Inc.	600	[2]	88,692
Microsoft Corp.	20,200		451,066
Nintendo Co., Ltd. (Japan)	400		128,523
Nokia Oyj (Finland)	20,224		309,795
Oracle Corp.*	6,800		124,372
QUALCOMM, Inc.	2,800		107,128
Research In Motion, Ltd. (Canada)*	2,500		126,075
Samsung Electronics Co., Ltd., GDR (South Korea) (a)	700		145,048
Scansource, Inc.*	936	[2]	18,570
Skyworks Solutions, Inc.*	20,400	[2]	145,452
Sohu.com, Inc.*	2,700	[2]	148,338
Sybase, Inc.*	3,000	[2]	79,890
Symantec Corp.*	8,000		100,640
Take-Two Interactive Software, Inc.*	7,000		83,020
Texas Instruments, Inc.	1,000		19,560
Toshiba Corp. (Japan)	40,000		144,577
Triquint Semiconductor, Inc.*	15,400	[2]	68,992
United Online, Inc.	9,400	[2]	69,560
Visa, Inc., Class A	1,000		55,350
Western Digital Corp. *	6,200		102,300
Western Union Co., The	5,600		85,456
Yahoo Japan Corp. (Japan)	360		119,120
Total Information Technology			6,352,814
Materials - 4.8%
AK Steel Holding Corp.	3,400		47,328
Anglo American PLC (United Kingdom)	9,395		235,732
Antofagasta PLC (United Kingdom)	8,900		54,988
Arcelor (Luxembourg)	5,979		155,510
Barrick Gold Corp. (Canada)	3,300		74,976
BASF SE (Germany)	13,300		439,082
BHP Billiton PLC (United Kingdom)	15,938		270,636
CF Industries Holdings, Inc.	1,800		115,542
Compania Vale do Rio Doce - ADR (Brazil)	11,600		145,001
Compass Minerals International, Inc.	1,400	[2]	76,902
Dow Chemical Co.	600		16,002

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 4.8% (continued)
E.I. du Pont de Nemours & Co.	2,000		$64,000
Freeport McMoRan Copper & Gold, Inc., Class B	900	[2]	26,190
GMK Norilsk Nickel, Sponsored ADR (Russia)	21,900		228,855
Innophos Holdings, Inc.	6,400	[2]	171,200
JFE Holdings, Inc. (Japan)	6,000		153,092
Kazakmys PLC (United Kingdom)	6,800		31,882
Koninklijke DSM N.V. (Netherlands)	2,300		64,051
Mitsubishi Chemical Holdings Corp. (Japan)	57,000		230,432
Monsanto Co.	800		71,184
Mosaic Co., The	2,400		94,584
Potash Corp. of Saskatchewan, Inc. (Canada)	4,100	[2]	349,566
Rio Tinto PLC (United Kingdom)	4,817		225,012
Solvay SA (Belgium)	1,800		167,426
Stora Enso Oyj (Finland)*	5,300		49,287
Svenska Cellulosa AB (Sweden)	11,000		81,228
Terra Industries, Inc.	3,800		83,562
Xstrata PLC (United Kingdom)	3,730		63,799
Total Materials			3,787,049
Telecommunication Services - 3.4%
AT&T, Inc.	13,204		353,471
China Mobile Ltd. (Hong Kong)	7,000		61,623
Deutsche Telekom AG (Germany)	18,794		275,728
Embarq Corp.	3,800		114,000
France Telecom SA (France)	10,109		254,904
Millicom International Cellular SA (Luxembourg)	3,500	[2]	140,000
Nippon Telegraph & Telephone Corp. (Japan)	35		142,825
NTT DoCoMo, Inc. (Japan)	76		120,532
Rogers Communications, Class B (Canada)	4,200		121,926
Royal KPN NV (Netherlands)	9,440		132,945
Syniverse Holdings, Inc. *	2,800		52,640
Telecom Italia S.p.A. (Italy)	116,000		133,257
Verizon Communications, Inc.	7,000		207,690
Vimpel Communication, ADR (Russia)	7,100		102,950
Vodafone Group PLC (United Kingdom)	183,383		352,775
Windstream Corp.	9,200	[2]	69,092
Total Telecommunication Services			2,636,358
Utilities - 1.3%
AES Corp., The *	1,600		12,752
American Electric Power Co., Inc.	1,000		32,630
DTE Energy Co.	3,400		120,020
Duke Energy Corp.	3,000		49,140
E.ON AG (Germany)	5,400		202,364
Entergy Corp.	400		31,220
Exelon Corp.	1,400		75,936
FirstEnergy Corp.	800		41,728
FPL Group, Inc.	1,000		47,240
PG&E Corp.	800		29,336
Progress Energy, Inc.	600		23,622
Public Service Enterprise Group, Inc.	1,200		33,780
Southern Co., The	1,800		61,812
UGI Corp.	5,000		119,350
UIL Holdings Corp.	3,600		118,800
Total Utilities			999,730
Total Common Stocks (cost $71,313,578)			51,063,185
Warrants - 0.4%
AU Optronics Corp. 0.00001, 01/17/12 (Luxembourg) (a)	183,500		126,248
United Microelectronics Corp., 0.000001, 01/24/17 (Luxembourg) (a)	631,528		175,565
Total Warrants (cost $670,113)			301,813
Other Investment Companies - 33.7%
Managers Global Bond Fund (cost $31,352,006)[6]	1,495,769		26,400,316
Short-Term Investments - 9.4%[1]
Bank of New York Institutional Cash Reserve Fund, Series A, 1.07%[3]	5,997,178		5,997,178
Bank of New York Institutional Cash Reserve Fund, Series B*[3,4]	103,687		12,183
Bank of New York Institutional Cash Reserve Fund, Series C*[3,5]	89,235		89,235
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[7]	1,272,119		1,272,119
Total Short-Term Investments (cost $7,462,219)			7,370,715
Total Investments - 108.7% (cost $110,797,916)			85,136,029
Other Assets, less Liabilities - (8.7)%			(6,797,477)
Net Assets - 100.0%			$78,338,552

The accompanying notes are an integral part of these financial statements.

Managers Small Cap Fund

Portfolio Manager’s Comments

The Managers Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management LLC (“TimesSquare”) utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Kenneth Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, the portfolio manager utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stock selling at reasonable valuations, and that the investment team believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The Year in Review

For the fiscal year ended October 31, 2008, the Managers Small Cap Fund (the “Fund”) returned -34.58%, outperforming the Russell 2000 Growth Index®, which returned -37.87%.

The fiscal year ending October 2008 was one of the most turbulent periods in the history of financial markets. Credit is no longer in abundant supply as banks and finance companies work to shore up their balance sheets; thus tightening lending standards for consumers and businesses alike. Fannie Mae and Freddie Mac buckled under subprime mortgages and weak housing values and were placed under the U.S. Treasury’s conservatorship. Wall Street has been reshaped with the demise of Bear Stearns and Lehman Brothers, and the rush of Merrill Lynch into the waiting arms of Bank of America. The last two remaining major independent investment banks – Goldman Sachs and Morgan Stanley – have begun the process of restructuring themselves into bank holding companies. Consumer confidence has fallen to a record low in part due to a worsening labor picture. President-elect Barack Obama will likely inherit a very weak economy. The question is no longer whether the country is in a recession; the question is how long and how global in scope the recession will be? Policy makers and central banks around the world have introduced measures designed to fortify fragile markets dealing with unprecedented levels of volatility.

U.S. equities, as measured by the Russell indices, have plummeted across the style and market-cap spectrum. The Fund outperformed its benchmark on a relative basis in this difficult market environment due to its focus on well managed businesses possessing less risk. On a sector level, strong stock selection within several areas including information technology, industrials, and consumer discretionary contributed to relative performance. The Fund did, however, experience poor results in stock selection in the energy sector.

Among the Fund’s technology-oriented positions, Solera Holdings and Stanley were among the top contributors to relative performance. Solera, a solutions provider for auto insurance claims processing, has posted strong results in each quarter. Its geographic diversity gives the company growth opportunities and enables margin expansion. Solera’s shares rose 22.1% during the period. Stanley, an information technology company, possesses a healthy revenue mix from the Department of Defense and federal civilian government agencies. Stanley’s services include consulting, systems integration, logistics, outsourcing, and engineering. The company’s revenue growth and expanding project backlog drove its shares up 40.2%.

In industrials, the Fund’s top contributors included Watsco, which was up 56.8% and Clean Harbors which gained 24.8%. Watsco, a distributor of air conditioning, heating, and refrigeration equipment was a position held in the portfolio until mid-May at which point it had become fully valued according to price targets. During the recent market sell-off, management re-established a position in this well-run distributor, which generates free cash flow and possesses a clean balance sheet. Clean Harbors is involved in environmental services through two operating segments: Technical Services and Site Services. Technical Services collects, transports, treats, and disposes of waste. Site Services helps to maintain industrial facilities and is involved with the clean up of hazardous materials. The hurricane season and other disasters, such as the Midwest floods, create emergency response business opportunities for Clean Harbors. Hub Group was a substantial contributor among the Fund’s transportation-related holdings, rising 30.2%. Hub Group is an asset-light freight transportation management company that provides intermodal, truck brokerage, and logistics services. Hub’s intermodal freight shipping business combines truck and rail in order to present its customers with an efficient, cost-effective method of delivery. The company has experienced volume growth and improved pricing.

Energy prices have risen and fallen over the last 12 months as have the fortunes of many companies subject to the volatility of underlying commodity prices. Exterran dropped 72.7% and NATCO fell by 58.2%. Exterran, a supplier of compression outsourcing used in the natural gas industry, has been hampered by weakness in its domestic business and its difficulties in improving operating margins. Its international operations have performed well and are the driver of revenue growth. NATCO is an oil well equipment and service company that supplies unique technology used to separate oil and gas from water and other contaminants. The company experienced lost revenue from hurricane activity in the Gulf of Mexico. Management has been more upbeat recently with respect to customer booking activity.

The Fund experienced mixed results in health care. An underweight position in health care detracted from performance, whereas stock selection contributed to performance. Pharmion, a specialty pharmaceutical company, was acquired by Celgene in March. The company’s shares advanced 42.1% over the period. Respironics, one of two major participants involved in respiratory devices, gained 32.1% due to the premium at which it was acquired by Royal Philips Electronics.

An overweight to financial services stocks was also positive, however, stock selection was weak. Wright Express, a payment processing and information management service company to the fleet industry, lost 64.4% due in part to the volatility in gasoline prices, which impacted its hedging program. Amerisafe, which provides workers’ compensation insurance for employers in hazardous industries, was up 26.6% since the position was added to the Fund in April. Amerisafe is disciplined in its underwriting, has done well to retain clients and surpassed consensus estimates for the last three quarters.

Managers Small Cap Fund

Portfolio Manager’s Comments (continued)

TimesSquare remains focused on bottom-up identification and analysis of strong businesses with top-flight management teams that have the potential to produce consistent growth regardless of the environment. Further, TimesSquare’s goal is to build a portfolio of companies that seek to preserve capital in difficult periods, and participate in the upside during better times. Management appreciates your ongoing confidence in its ability to do so.

Cumulative Total Return Performance

Managers Small Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Small Cap Fund on October 31, 1998 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Small Cap Fund and the Russell 2000® Growth Index since inception through October 31, 2008.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers Small Cap[2,3]	(34.58)%	1.67%	5.10%
Russell 2000® Growth Index	(37.87)%	(0.13)%	1.63%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments. An investment cannot be made directly into an index.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Small Cap Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	Managers Small Cap**	Russell 2000® Growth Index
Information Technology	26.9%	21.8%
Industrials	20.9%	18.8%
Health Care	14.1%	25.4%
Consumer Discretionary	10.8%	12.8%
Financials	10.4%	5.4%
Energy	8.1%	7.7%
Consumer Staples	4.2%	2.9%
Telecommunication Services	2.6%	1.2%
Utilities	0.5%	0.8%
Materials	0.0%	3.2%
Other Assets and Liabilities	1.5%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Solera Holdings, Inc.*	3.0%
Global Payments, Inc.*	2.9
Bio-Rad Laboratories, Inc.*	2.2
Capella Education Co.	2.1
Haemonetics Corp.*	1.9
NTELOS Holdings Corp.	1.9
Arena Resources, Inc.*	1.8
Henry (Jack) & Associates, Inc.*	1.6
SkillSoft PLC	1.6
Corinthian Colleges, Inc.	1.6

Top Ten as a Group	20.6%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Small Cap Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares		Value
Common Stocks - 98.5%
Consumer Discretionary - 10.8%
American Public Education, Inc.*	17,300		$765,871
Arbitron, Inc.	8,600	[2]	280,188
Capella Education Co.*	22,700		1,075,980
Corinthian Colleges, Inc.*	55,700	[2]	795,396
FGX International Holdings, Ltd.*	23,600		259,600
Gaylord Entertainment Co., Class A*	22,700		486,007
Hibbett Sports, Inc.*	14,600		260,026
Iconix Brand Group, Inc.*	26,600		289,674
Monro Muffler Brake, Inc.	22,300		480,119
Orient-Express Hotels, Ltd.	11,300		138,990
Pool Corp.	21,550		375,186
RRSat Global Communications Network, Ltd.	31,300		323,642
Total Consumer Discretionary			5,530,679
Consumer Staples - 4.2%
Chattem, Inc.*	9,000	[2]	681,030
Green Mountain Coffee Roasters, Inc.*	12,400	[2]	359,476
Herbalife, Ltd.	15,900		388,437
Smart Balance, Inc.*	43,000		307,880
United Natural Foods, Inc.*	18,900		422,226
Total Consumer Staples			2,159,049
Energy - 8.1%
Approach Resources, Inc.*	32,200		350,980
Arena Resources, Inc.*	29,400		896,112
Cal Dive International, Inc.*	43,500		370,185
Concho Resources, Inc.*	31,800	[2]	675,750
Exterran Holdings, Inc.*	14,800	[2]	331,668
Hercules Offshore, Inc.*	24,570		179,115
NATCO Group, Inc.*	20,800		439,712
Quicksilver Resources, Inc.*	25,400		265,938
Rex Energy Corp.*	29,200	[2]	197,976
T-3 Energy Services, Inc.*	17,100		412,281
Total Energy			4,119,717
Financials - 10.4%
Amerisafe, Inc.*	18,900		325,836
Argo Group International Holdings, Ltd.*	22,774		726,491
Assured Guaranty, Ltd.	33,400		375,082
Bank of Florida Corp.*	20,900		127,490
Cohen & Steers, Inc.	13,800		250,746
Evercore Partners, Inc., Class A	22,400		272,608
Jefferies Group, Inc.	15,300		242,199
National Financial Partners Corp.	33,100	[2]	220,446
optionsXpress, Inc.	38,700		687,312
Portfolio Recovery Associates, Inc.*	17,800		638,664
Resource America, Inc.	18,900		108,675
Safety Insurance Group, Inc.	12,800		486,272
Webster Financial Corp.	23,300	[2]	431,982
Wintrust Financial Corp.	16,700	[2]	427,520
Total Financials			5,321,323
Health Care - 14.1%
Align Technology, Inc.*	41,100	[2]	284,823
American Dental Partners, Inc.*	31,650		276,304
AtriCure, Inc.*	39,900		258,153
BioMarin Pharmaceutical, Inc.*	26,300		481,816
Bio-Rad Laboratories, Inc., Class A*	12,880		1,099,694
Catalyst Health Solutions, Inc.	22,200		374,514
Emergency Medical Services Corp., Class A*	9,900		325,314
Haemonetics Corp.*	16,700		986,302
K-V Pharmaceutical Co., Class A*	9,900	[2]	168,300
Magellan Health Services, Inc.*	20,700		764,658
MedAssets, Inc.*	34,500		497,835
Mentor Corp.	25,900	[2]	437,710
Volcano Corp.*	38,400		597,120
WellCare Health Plans, Inc.*	15,800	[2]	381,886
WuXi PharmaTech, Inc.*	31,100		291,096
Total Health Care			7,225,525
Industrials - 20.9%
Advisory Board Co., The*	14,600		359,890
American Reprographics Co.*	24,400		259,616
Clean Harbors, Inc.*	8,200		537,674
Columbus McKinnon Corp.*	26,000	[2]	365,040
Corporate Executive Board Co.	17,900		533,957
CoStar Group, Inc.*	16,400		590,728
Duff & Phelps Corp., Class A*	10,800		205,200
Energy Recovery, Inc.*	26,900	[2]	156,020
Hub Group, Inc.*	19,100		600,695
Huron Consulting Group, Inc.*	11,000		598,070
Interline Brands, Inc.*	40,000		425,600
Middleby Corp., The*	9,100	[2]	367,549

The accompanying notes are an integral part of these financial statements.

Managers Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 20.9% (continued)
Mobile Mini, Inc.*	35,900		$603,120
On Assignment, Inc.*	75,900		493,350
Orbital Sciences Corp.*	29,200		598,308
RBC Bearings, Inc.*	16,800		398,664
Regal-Beloit Corp.	12,000	[2]	390,720
Resources Connection, Inc.*	40,900		709,206
Stanley, Inc.*	21,000		719,460
Stericycle, Inc.*	5,800		338,894
Transdigm Group, Inc.*	20,800	[2]	626,912
UTI Worldwide, Inc.	36,900		433,944
Watsco, Inc.	8,600	[2]	353,374
Total Industrials			10,665,991
Information Technology - 26.9%
Advanced Analogic Technologies, Inc.*	114,700		345,247
Alvarion, Ltd.*	56,900		197,443
Blackboard, Inc.*	10,600	[2]	259,488
Cognex Corp.	27,500		440,550
CommVault Systems, Inc.*	28,600		306,020
Constant Contact, Inc.*	21,700		260,617
CPI International, Inc.*	44,200		435,812
CyberSource Corp.*	25,339		307,869
DealerTrack Holdings, Inc.*	44,700		479,631
Global Payments, Inc.	36,100		1,462,411
Hittite Microwave Corp.*	17,700		580,029
Informatica Corp.*	46,400		651,920
Information Services Group, Inc.*	3,500		9,625
J2 Global Communications, Inc.*	38,400		619,008
Jack Henry & Associates, Inc.	42,800	[2]	813,628
Monolithic Power Systems, Inc.*	36,900		626,931
Monotype Imaging Holdings, Inc.*	28,600		194,766
Netezza Corp.*	26,600		258,020
ORBCOMM, Inc.*	38,400		115,200
Power Integrations, Inc.*	19,500		409,305
SkillSoft PLC*	103,600		797,720
Solera Holdings, Inc.*	60,600		1,508,334
SRA International, Inc.*	17,200		317,856
Synaptics, Inc.*	12,900		398,481
Ultimate Software Group, Inc., The*	28,300		377,239
Varian Semiconductor Equipment Associates, Inc.*	12,200	[2]	239,364
VeriFone Holdings, Inc.*	25,600	[2]	290,816
ViaSat, Inc.*	29,800		542,956
Wright Express Corp.*	34,400		470,936
Total Information Technology			13,717,222
Telecommunication Services - 2.6%
General Communication, Inc., Class A*	47,000		360,960
NTELOS Holdings Corp.	37,500		975,000
Total Telecommunication Services			1,335,960
Utilities - 0.5%
ITC Holdings Corp.	5,700		231,306
Total Common Stocks (cost $55,964,793)			50,306,772
Other Investment Companies - 11.5%[1]
Bank of New York Institutional Cash Reserve Fund, Series A, 1.07%[3]	4,890,145		4,890,145
Bank of New York Institutional Cash Reserve Fund, Series B*[3,4]	118,432		13,916
Bank of New York Institutional Cash Reserve Fund, Series C*[3,5]	73,879		73,879
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[7]	909,438		909,438
Total Other Investment Companies (cost $5,991,894)			5,887,378
Total Investments - 110.0% (cost $61,956,687)			56,194,150
Other Assets, less Liabilities - (10.0)%			(5,136,830)
Net Assets - 100.0%			$51,057,320

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strive to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell 2000® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost-cutting measures. The focus is also on identifying companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction processes.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow its business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights cannot exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

OFI Institutional Asset Management (“OFI”)

The team relies on both quantitative and qualitative tools to help with their stock selection process. The team quantitatively screens on both quality and value characteristics, such as high return on equity and assets for quality and low Price/Earnings and Price/ Book ratios for valuation. The quality and valuation screen leaves the team with a strong, focused universe with which to conduct its fundamental analysis where the team spends more time meeting with company management as well as customers and suppliers in an effort to better understand the dynamics of the industry within which a company operates. The analysts then use a discounted cash flow analysis to arrive at a price target for each security, using a static discount rate over a 1-year rolling time horizon.

The sell discipline is enacted if a stock achieves desired profitability or valuation, or the fundamentals of the original investment thesis deteriorate. In addition, a stock may be sold if a more attractive opportunity is found in the portfolio or if a stock reaches a 5% total position. The OFI managed portfolio typically holds between 40-70 securities, with position sizes generally ranging from 1% to 3% with a maximum of 5% allowed in any one holding. In addition, there is a constraint that limits the maximum exposure to any sector at 30%.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portfolio managed by WEDGE is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio is a well diversified micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The financial markets were under significant pressure during a majority of the fiscal year ending October 31, 2008. The period began with the focus of investors on the U.S. housing crisis and eventually morphed into concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage. Volatility remained high during July and August as major headlines included falling energy and commodity prices along with higher-than-expected economic growth, countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

The micro-cap universe and Managers Fremont Micro-Cap Fund were not immune to the aforementioned market downturn. For the past fiscal year, the Fund returned -39.37% while the benchmark Russell Micro-Cap® Index returned -39.30% during this same time. While absolute returns have been disappointing, the performance versus the benchmark has been strong since the Fund’s restructuring to a multi-manager, multi-style approach earlier this year. The new subadvisory team assembled in early 2008 consists of four investment managers, each with a unique philosophy and investment process: Lord, Abbett & Co. LLC, OFI Institutional Asset Management, Inc., Next Century Growth Investors LLC, and WEDGE Capital Management L.L.P. The Fund had previously been managed by a single subadvisor, Kern Capital Management, LLC. Both Lord Abbett and Next Century provide growth-oriented philosophies and investment processes in the management of their portions of the Fund. OFI has a bottom-up, core fundamental investment style, and WEDGE uses a quantitative, value-oriented investment philosophy and process. Managers believes that these four subadvisors are among the most respected portfolio managers in micro-cap investing, and in combination they provide the Fund with a well-diversified micro-cap portfolio while maintaining strong performance potential by applying complementary approaches to investment management.

For this period, the portfolio managers of the Fund were the beneficiaries of good stock selection across a number of different sectors including the consumer discretionary and information technology sectors. On the downside, some relative performance was detracted during the latter portion of this period by virtue of the rather large underweighting the Fund maintains to the financials sector, which rebounded from its very weak performance earlier in the year. Each of the four subadvisors within the Fund maintains a significant underweighting to the sector reflecting minimal quality growth opportunities in financial stocks in general.

Looking Forward

The portfolio managers’ focus on companies that can “self-finance” their growth continues to be well-rewarded, particularly in the current market environment, as tight credit conditions do not bode well for companies that are highly dependent on outside financing for their long-term growth prospects. Broadly speaking, the Fund appears positioned to potentially take advantage of a global economic recovery if, and when, the fiscal and monetary actions taken over the past several months begin to take hold. In the meantime, the Fund maintains large absolute and relative overweights to biotech stocks, as well as to companies within the industrials and information technology sectors. The portfolio managers continue to believe that the high level of recent market volatility has created an excellent opportunity to add companies with solid business plans now selling at much more compelling valuations.

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Fremont Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Growth® Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Micro-Cap Fund on October 31, 1998, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annualized total returns for the Managers Fremont Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Growth Index for the one-year, five-year and ten-year periods ending October 31, 2008.

Average Annual Total Returns [1,2]	One Year	Five Years	Ten Years
Managers Fremont Micro-Cap [4]	(39.37)%	(2.02)%	9.49%
Russell Microcap® Index [3]	(39.30)%	(2.25)%	— [5]
Russell 2000® Growth Index	(37.87)%	(0.13)%	1.63%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]

The Funds are subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[5]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 2.14%.

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Microcap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

The Russell Microcap® Index, the Russell 2000® Growth Index and the Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fremont Micro-Cap Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	Managers Fremont Micro Cap**	Russell Microcap® Index	Russell 2000® Growth Index
Information Technology	22.9%	17.1%	21.8%
Health Care	21.4%	19.1%	25.4%
Industrials	20.6%	13.0%	18.8%
Financials	9.5%	26.6%	5.4%
Consumer Discretionary	9.4%	11.3%	12.8%
Energy	4.3%	3.4%	7.7%
Consumer Staples	2.8%	3.6%	2.9%
Materials	1.9%	2.8%	3.2%
Telecommunication Services	0.3%	1.7%	1.2%
Utilities	0.2%	1.4%	0.8%
Other Assets and Liabilities	6.7%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
HMS Holdings Corp.	1.9%
Bio-Reference Laboratories, Inc.*	1.7
LaBarge, Inc.	1.5
Multi-Color Corp.*	1.3
Exponent, Inc.*	1.2
MWI Veterinary Supply, Inc.	1.2
EMS Technologies, Inc.*	1.1
CardioNet, Inc.	1.1
Balchem Corp.*	1.0
Standard Parking Corp.	0.9

Top Ten as a Group	12.9%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares	Value
Common Stocks - 93.3%
Consumer Discretionary - 9.4%
AC Moore Arts & Crafts, Inc.*	45,700	$127,046
Ambassadors Group, Inc.	47,300	493,812
American Public Education, Inc.*	25,440	1,126,228
Ark Restaurants Corp.	3,100	38,719
BJ’s Restaurants, Inc.*	20,005	177,844
Buffalo Wild Wings, Inc.*	20,425	577,619
Cache, Inc.*	94,700	339,973
California Pizza Kitchen, Inc.*	23,800	232,526
Christopher & Banks Corp.	19,900	103,878
Citi Trends, Inc.*	50,100	838,173
Core-Mark Holding Co., Inc.*	8,000	158,160
CSS Industries, Inc.	9,700	215,340
Famous Dave’s of America, Inc.*	20,000	83,800
FGX International Holdings, Ltd.*	70,800	778,800
Fuel Systems Solutions, Inc.*	17,800	506,410
Hibbett Sports, Inc.*	20,600	366,886
Hooker Furniture Corp.	10,700	97,477
Jo-Ann Stores, Inc.*	8,700	166,692
K12, Inc.*	20,100	552,750
Kenneth Cole Productions, Inc.	18,307	243,117
Learning Tree International, Inc.*	13,600	173,400
Lincoln Educational Services Corp.*	11,100	160,506
Luby’s, Inc.*	56,600	273,944
Maidenform Brands, Inc.*	29,900	328,302
Marine Products Corp.	28,087	173,859
McCormick & Schmick’s Seafood Restaurants, Inc.*	43,100	210,759
Midas, Inc.*	13,000	169,390
Monro Muffler Brake, Inc.	14,400	310,032
Morton’s Restaurant Group, Inc.*	24,100	83,386
O’Charley’s, Inc.	24,800	186,000
Peet’s Coffee & Tea, Inc.*	3,400	76,364
Pinnacle Entertainment, Inc.*	60,400	338,240
RC2 Corp.*	10,225	129,858
Rentrak Corp.*	8,600	97,610
Shiloh Industries, Inc.*	11,400	57,114
Stamps.com, Inc.*	9,900	96,624
Steiner Leisure, Ltd.*	29,500	764,050
Steinway Musical Instruments, Inc.*	7,800	173,628
The Finish Line, Inc., Class A	20,900	200,013
True Religion Apparel, Inc.*	35,700	597,975
Ulta Salon, Cosmetics & Fragrance, Inc.*	7,900	69,678
Universal Electronics, Inc.*	13,100	276,803
Westport Innovations, Inc.*	19,300	85,499
Zumiez, Inc.*	12,330	120,341
Total Consumer Discretionary		12,378,625
Consumer Staples - 2.8%
Boston Beer Co., Inc.*	19,000	718,010
Elizabeth Arden, Inc.*	13,500	233,415
Green Mountain Coffee Roasters, Inc.*	22,810	661,262
Inter Parfums, Inc.	6,300	73,458
J&J Snack Foods Corp.	7,400	232,064
Lance, Inc.	8,400	17,796
Nutraceutical International Corp.*	7,400	67,710
Rocky Mountain Chocolate Factory, Inc.	9,000	63,540
Smart Balance, Inc.*	149,300	1,068,987
Zhongpin, Inc.*	50,200	432,222
Total Consumer Staples		3,724,464
Energy - 4.3%
Bolt Technology Corp.*	5,400	43,794
Brigham Exploration Co.*	64,480	505,523
Carrizo Oil & Gas, Inc.*	28,400	664,276
Dawson Geophysical Co.*	26,000	637,780
Gulf Island Fabrication, Inc.	17,200	339,012
Mitcham Industries, Inc.*	5,500	30,030
National Coal Corp.*	151,050	648,004
Northern Oil & Gas, Inc.*	85,795	467,583
Parallel Petroleum Corp.*	32,510	130,365
PetroQuest Energy, Inc.*	38,120	379,294
Rex Energy Corp.*	45,865	310,965
RPC, Inc.	46,200	489,258
T-3 Energy Services, Inc.*	27,260	657,239
TGC Industries, Inc.*	26,794	60,286
Union Drilling, Inc.*	66,200	362,776
Total Energy		5,726,185
Financials - 9.5%
Abington Bancorp, Inc.	19,400	200,790
American Physicians Capital, Inc.	6,900	282,279
Amerisafe, Inc.*	18,106	312,147
Associated Estates Realty Corp.	11,400	93,024

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 9.3% (continued)
Baldwin & Lyons, Inc.	3,700	$67,303
Bancorp Rhode Island, Inc.	22,147	536,400
Bank of the Ozarks, Inc.	14,200	431,680
Berkshire Hills Bancorp, Inc.	6,600	171,798
Bryn Mawr Bank Corp.	4,500	95,355
Center Financial Corp.	16,400	168,920
Columbia Banking Systems	24,500	390,040
Community Trust Bancorp, Inc.	10,200	340,476
Donegal Group, Inc.	33,547	549,500
Eastern Insurance Holdings, Inc.	12,100	113,619
Financial Institutions, Inc.	51,755	838,949
First Bancorp (NC)	5,500	96,250
First Cash Financial Services, Inc.*	19,100	293,567
First Community Bancshares, Inc.	9,175	287,178
First Financial Holdings, Inc.	16,673	361,804
Flushing Financial Corp.	16,900	262,795
Hallmark Financial Services, Inc.*	17,700	115,050
Iberia Bank Corp.	8,600	438,084
Independent Bank Corp. (MA)	10,700	307,839
Lakeland Bancorp, Inc.	24,900	274,398
Legacy Bancorp, Inc.	56,685	739,172
Meadowbrook Insurance Group, Inc.	47,900	252,433
Mission West Properties, Inc.	11,900	103,054
OceanFirst Financial Corp., Inc.	38,000	630,420
Penson Worldwide, Inc.*	80,800	576,912
Pinnacle Financial Partners, Inc.*	10,052	294,122
S.Y. Bancorp, Inc.	12,900	355,266
SCBT Financial Corp.	4,566	154,742
SeaBright Insurance Holdings, Inc.*	29,900	312,754
Shore Bancshares, Inc.	4,800	116,544
Simmons First National Corp., Class A	8,400	260,568
Smithtown Bancorp, Inc.	20,400	401,268
Southside Bancshares, Inc.	14,250	343,282
Texas Capital Bancshares, Inc.*	28,700	512,295
Washington Trust Bancorp, Inc.	8,400	179,088
WSFS Financial Corp.	6,800	325,516
Total Financials		12,586,681
Health Care - 21.4%
Abiomed, Inc.*	23,100	336,798
Acorda Therapeutics, Inc.*	23,200	473,280
Air Methods Corp.*	13,700	229,886
Allion Healthcare, Inc.*	19,100	82,703
American Caresource Holdings, Inc.*	27,720	207,900
Array BioPharma, Inc.*	71,400	351,288
Bio-Reference Laboratories, Inc.*	92,020	2,262,772
CardioNet, Inc.*	55,785	1,427,538
Cutera, Inc.*	14,000	119,140
eResearch Technology, Inc.*	56,100	362,406
Eurand N.V.*	63,103	599,478
Exactech, Inc.*	55,600	1,123,120
Genomic Health, Inc.*	15,800	291,194
Genoptix, Inc.*	25,165	841,518
Hanger Orthopedic Group, Inc.*	57,800	962,948
Hansen Medical, Inc.*	17,300	161,063
Harvard Bioscience, Inc.*	157,096	486,998
HMS Holdings Corp.*	103,020	2,551,805
Home Diagnostics, Inc.*	16,300	141,973
Insulet Corp.*	28,600	160,160
IPC The Hospitalist Co., Inc.*	35,100	714,636
Landauer, Inc.	4,100	221,646
LHC Group, Inc.*	25,125	886,410
Medical Action Industries, Inc.*	21,700	249,550
MEDTOX Scientific, Inc.*	110,540	1,088,819
Merit Medical Systems, Inc.*	61,200	1,119,960
Micrus Endovascular Corp.*	19,490	229,982
Minrad International, Inc.*	48,905	36,190
MWI Veterinary Supply, Inc.*	45,300	1,568,739
Natus Medical, Inc.*	29,500	451,350
Neogen Corp.*	29,600	872,312
Obagi Medical Products, Inc.*	17,500	145,600
Phase Forward, Inc.*	79,880	1,139,888
Psychemedics Corp.	48,447	495,128
Res-Care, Inc.*	22,800	351,348
RTI Biologics, Inc.*	67,965	207,293
Somanetics Corp.*	29,200	547,500
SonoSite, Inc.*	16,900	356,083
Symmetry Medical, Inc.*	32,900	425,068
U.S. Physical Therapy, Inc.*	76,947	1,068,024
VIVUS, Inc.*	52,300	318,507
VNUS Medical Technologies, Inc.*	70,233	1,083,695
Volcano Corp.*	70,295	1,093,087

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 21.4% (continued)
Young Innovations, Inc.	4,300	$73,100
Zoll Medical Corp.*	18,700	450,296
Total Health Care		28,368,179
Industrials - 20.6%
AeroVironment, Inc.*	15,800	567,536
Alamo Group, Inc.	10,600	133,348
Altra Holdings, Inc.*	62,500	558,750
American Ecology Corp.	11,200	196,448
Apogee Enterprises, Inc.	27,300	269,178
Applied Signal Technology, Inc.	10,300	184,576
AZZ, Inc.*	18,300	533,994
Barrett Business Services, Inc.	20,737	228,107
CBIZ, Inc.*	45,700	370,170
Celadon Group, Inc.*	28,500	304,665
Colfax Corp.*	42,300	360,396
Cornell Companies, Inc.*	10,200	232,254
Courier Corp.	14,900	259,409
Ducommun, Inc.*	20,000	403,800
DXP Enterprises, Inc.*	38,200	533,272
Dynamex, Inc.*	11,500	280,715
Energy Recovery, Inc.*	25,000	145,000
EnerNOC, Inc.*	64,800	427,680
Exponent, Inc.*	54,717	1,610,321
Furmanite Corp.*	42,880	343,040
GP Strategies Corp.*	166,833	1,004,335
Graham Corp.	1,315	27,615
Great Lakes Dredge & Dock Corp.	185,800	832,384
Hexcel Corp.*	20,300	267,960
Hill International, Inc.*	182,835	1,148,204
Houston Wire & Cable Co.	39,300	452,736
II-VI, Inc.*	13,900	390,451
Kimball International, Inc., Class B	10,800	80,460
Knight Transportation, Inc.	31,700	504,030
LaBarge, Inc.*	141,032	1,939,190
Lindsay Corp.	7,650	363,987
LMI Aerospace, Inc.*	48,500	740,595
LSI Industries, Inc.	45,800	359,530
Lydall, Inc.*	12,200	81,130
Marten Transport, Ltd.*	45,700	839,966
Metalico, Inc.*	61,045	195,344
Multi-Color Corp.	86,024	1,694,673
NN, Inc.	17,600	126,896
Old Dominion Freight Line, Inc.*	18,500	561,290
On Assignment, Inc.*	88,300	573,950
Orbit International Corp.*	74,209	188,491
Raven Industries, Inc.	25,100	807,969
RBC Bearings, Inc.*	17,500	415,275
Saia, Inc.*	32,900	349,069
Spherion Corp.*	22,300	70,914
Standard Parking Corp.*	59,500	1,247,120
Sterling Construction, Inc.*	76,126	1,005,624
Sun Hydraulics Corp.	6,900	144,486
Sykes Enterprises, Inc.*	18,800	300,048
Team, Inc.*	20,465	568,313
Titan International, Inc.	32,943	380,821
Titan Machinery, Inc.*	38,800	480,344
Universal Truckload Services, Inc.*	9,100	139,048
Vitran Corp., Inc., Class A*	84,013	746,876
Volt Information Sciences, Inc.*	17,400	133,110
Wabash National Corp.	24,974	150,843
Total Industrials		27,255,736
Information Technology - 22.9%
3PAR, Inc.*	193,008	1,231,391
Actuate Corp.*	62,700	178,068
Anaren Microwave, Inc.*	14,300	178,035
Art Technology Group, Inc.*	70,020	136,539
Aruba Networks, Inc.*	126,000	391,860
Bankrate, Inc.*	22,300	733,893
Bel Fuse, Inc.	21,300	462,210
Blue Coat Systems, Inc.*	59,900	808,650
Bottomline Technologies, Inc.*	15,700	123,716
Cavium Networks, Inc.*	68,500	872,690
Compellent Technologies, Inc.*	45,575	496,768
comScore, Inc.*	46,400	566,080
Constant Contact, Inc.*	31,837	382,362
CTS Corp.	33,000	230,670
CyberSource Corp.*	47,100	572,265
DemandTec, Inc.*	76,900	554,449
DG FastChannel, Inc.*	28,345	501,990
Digi International, Inc.*	40,428	413,983
Double-Take Software, Inc.*	32,500	240,500
DTS, Inc.*	31,450	649,442
EMS Technologies, Inc.*	70,800	1,479,720

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 22.9% (continued)
Forrester Research, Inc.*	40,900	$1,147,245
Gerber Scientific, Inc.*	47,500	227,050
GSI Commerce, Inc.*	39,900	412,965
Hittite Microwave Corp.*	15,700	514,489
IPG Photonics Corp.*	23,300	330,860
IXYS Corp.*	17,200	136,568
Keithley Instruments, Inc.	21,700	92,225
LoJack Corp.*	68,900	301,093
Measurement Specialties, Inc.*	20,800	222,144
Mellanox Technologies, Ltd.*	108,400	841,184
Methode Electronics, Inc.	8,500	64,515
MSC Software Corp.*	44,500	382,700
MTS Systems Corp.	12,800	415,744
NCI, Inc., Class A*	31,400	747,320
Netezza Corp.*	107,180	1,039,646
Netgear, Inc.*	28,600	316,030
NetLogic Microsystems, Inc.*	34,500	728,640
Neutral Tandem, Inc.*	46,380	807,940
Nu Horizons Electronics Corp.*	109,836	206,492
Online Resources Corp.*	101,474	355,159
PC Connection, Inc.*	31,500	190,260
PC-Tel, Inc.*	24,600	144,402
PDF Solutions, Inc.*	203,500	610,500
Pericom Semiconductor Corp.*	29,000	226,200
QAD, Inc.	21,800	111,180
Rackspace Hosting, Inc.*	80,500	458,045
Renaissance Learning, Inc.	6,900	94,116
Rimage Corp.*	12,200	179,828
Riverbed Technology, Inc.*	64,500	808,185
SI International, Inc.*	37,100	1,068,480
SM&A*	57,420	315,810
SonicWALL, Inc.*	45,700	204,736
Spectrum Control, Inc.*	31,400	195,622
Starent Networks Corp.*	46,200	460,614
Super Micro Computer, Inc.*	11,900	74,732
Supertex, Inc.*	37,900	914,148
Switch and Data Facilities Co., Inc.*	86,925	818,834
Symmetricom, Inc.*	52,779	234,867
Synaptics, Inc.*	7,450	230,130
Taleo Corp.*	34,800	480,240
TESSCO Technologies, Inc.*	7,500	82,275
Tyler Technologies, Inc.*	23,400	318,006
Ultimate Software Group, Inc., The*	31,375	418,229
Vocus, Inc.*	45,940	773,170
White Electronic Designs Corp.*	46,200	184,338
Zygo Corp.*	34,200	293,778
Total Information Technology		30,386,015
Materials - 1.9%
Balchem Corp.	49,266	1,259,239
Buckeye Technologies, Inc.*	44,200	260,338
Calgon Carbon Corp.*	24,643	328,245
ICO, Inc.*	79,500	355,365
PolyMet Mining Corp.*	78,846	96,981
Schweitzer-Mauduit International, Inc.	4,600	76,912
Universal Stainless & Alloy Products, Inc.*	9,100	167,713
Total Materials		2,544,793
Telecommunication Services - 0.3%
D&E Communications, Inc.	9,000	63,000
Shenandoah Telecommunications Co.*	11,749	281,624
Total Telecommunication Services		344,624
Utilities - 0.2%
American States Water Co.	7,300	249,733
Total Common Stocks (cost $154,125,215)		123,565,035
Other Investment Companies - 5.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[7] (cost $7,711,451)	7,711,451	7,711,451
Total Investments - 99.1% (cost $161,836,666)		131,276,486
Other Assets, less Liabilities - 0.9%		1,147,364
Net Assets - 100.0%		$132,423,850

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Institutional Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strive to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell 2000® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost-cutting measures. The focus is also on identifying companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction processes.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the portfolio.

OFI Institutional Asset Management (“OFI”)

The team relies on both quantitative and qualitative tools to help with their stock selection process. The team quantitatively screens on both quality and value characteristics, such as high return on equity and assets for quality and low Price/Earnings and Price/ Book ratios for valuation. The quality and valuation screen leaves the team with a strong, focused universe with which to conduct its fundamental analysis where the team spends more time meeting with company management as well as customers and suppliers in an effort to better understand the dynamics of the industry within which a company operates. The analysts then use a discounted cash flow analysis to arrive at a price target for each security, using a static discount rate over a 1-year rolling time horizon.

The sell discipline is enacted if a stock achieves desired profit-ability or valuation, or the fundamentals of the original investment thesis deteriorate. In addition, a stock may be sold if a more attractive opportunity is found in the portfolio or if a stock reaches a 5% total position. The OFI managed portfolio typically holds between 40-70 securities, with position sizes generally ranging from 1% to 3% with a maximum of 5% allowed in any one holding. In addition, there is a constraint that limits the maximum exposure to any sector at 30%.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates. The portfolio managed by WEDGE is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio is a well diversified micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

The financial markets were under significant pressure during a majority of the fiscal year ending October 31, 2008. The period began with the focus of investors on the U.S. housing crisis and eventually morphed into concerns about a broader credit crisis both in the U.S. and abroad. Despite these fears, stocks saw a rebound in April and May before selling off dramatically towards the end of the second quarter as investors’ concerns over surging commodity prices, continuing fallout from the credit crisis, slowing economic growth, and declining corporate profits took center stage. Volatility remained high during July and August as major headlines included falling energy and commodity prices along with higher-than-expected economic growth, countered by further contraction in housing, weakness in the labor markets, tighter credit conditions, and uncertainty about the stability of Fannie Mae and Freddie Mac. July and August proved to be the calm before the storm, as the number of events significantly affecting the markets in September greatly outnumbered any other period in recent memory. September included the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac as well as insurer AIG. In addition, market turmoil even extended to money markets where interbank lending rates soared to record highs as banks hoarded cash. In October, Congress approved a $700 billion “bailout” called the Troubled Asset Relief Program (TARP) with the goal of opening up credit markets by buying distressed assets.

The micro-cap universe and Managers Fremont Institutional Micro-Cap Fund were not immune to the aforementioned market downturn. For the past fiscal year, the Fund returned -40.45% while the benchmark Russell Micro-Cap® Index returned -39.30% during this same time. While absolute returns have been disappointing, the performance versus the benchmark has been strong since the Fund’s restructuring to a multi-manager, multi-style approach earlier this year. The new subadvisory team assembled in early 2008 consists of four investment managers, each with a unique philosophy and investment process: Lord, Abbett & Co. LLC, OFI Institutional Asset Management, Inc., Next Century Growth Investors LLC, and WEDGE Capital Management L.L.P. The Fund had previously been managed by a single subadvisor, Kern Capital Management, LLC. Both Lord Abbett and Next Century provide growth-oriented philosophies and investment processes to the management of their portions of the Fund. OFI has a bottom-up, core fundamental investment style, and WEDGE uses a quantitative, value-oriented investment philosophy and process. Managers believes that these four subadvisors are among the most respected portfolio managers in micro-cap investing, and in combination they provide the Fund with a well-diversified micro-cap portfolio while maintaining strong performance potential by applying complementary approaches to investment management.

For this period, the portfolio managers of the Fund were the beneficiaries of good stock selection across a number of different sectors including the consumer discretionary and information technology sectors. On the downside, some relative performance was detracted during the latter portion of this period by virtue of the rather large underweighting the Fund maintains to the financials sector which rebounded from its very weak performance earlier in the year. Each of the four subadvisors within the Fund maintains a significant underweighting to the sector, reflecting minimal quality growth opportunities in financial stocks in general.

Looking Forward

The portfolio managers’ focus on companies that can “self-finance” their growth continues to be well-rewarded, particularly in the current market environment, as tight credit conditions do not bode well for companies that are highly dependent on outside financing for their long-term growth prospects. Broadly speaking, the Fund appears positioned to potentially take advantage of a global economic recovery if, and when, the fiscal and monetary actions taken over the past several months begin to take hold. In the meantime, the Fund maintains large absolute and relative overweights to biotech stocks, as well as to companies within the industrials and information technology sectors. The portfolio managers continue to believe that the high level of recent market volatility has created an excellent opportunity to add companies with solid business plans now selling at much more compelling valuations.

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Fremont Institutional Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Institutional Micro-Cap Fund on October 31, 1998, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annualized total returns for the Managers Fremont Institutional Micro-Cap Fund, the Russell Microcap® Index and the Russell 2000® Growth Index for the one-year, five-year and ten-year periods ending October 31, 2008.

Average Annual Total Returns [1,2]	One Year	Five Years	Ten Years
Managers Fremont Institutional Micro-Cap[4]	(40.45)%	(2.36)%	11.01%
Russell Microcap® Index[3]	(39.30)%	(2.25)%	— [5]
Russell 2000® Growth Index	(37.87)%	(0.13)%	1.63%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]

The Funds are subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]

Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. Equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. The Index reflects no deduction of fees, expenses, or taxes.

[4]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[5]	Since the Russell Microcap® Index’s inception date of June 30, 2000, the average annual total return for the Index was 2.14%.

Russell 2000® Growth Index was the Fund’s prior benchmark. The Investment Manager changed the benchmark to the Russell Microcap® Index because it determined that the Russell Microcap® Index more accurately reflects the types of securities in which the Fund invests. The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction of fees, expenses, or taxes.

The Russell Microcap® Index, the Russell 2000® Growth Index and the Russell 2000® Index are registered trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Fremont Institutional Micro-Cap Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	Managers Fremont Institutional Micro-Cap**	Russell Microcap® Index	Russell 2000® Growth
Information Technology	22.5%	17.1%	21.8%
Health Care	21.3%	19.1%	25.4%
Industrials	19.9%	13.0%	18.8%
Financials	9.3%	26.6%	5.4%
Consumer Discretionary	9.2%	11.3%	12.8%
Energy	4.4%	3.4%	7.7%
Consumer Staples	2.8%	3.6%	2.9%
Materials	1.8%	2.8%	3.2%
Utilities	0.2%	1.4%	0.8%
Telecommunication Services	0.2%	1.7%	1.2%
Other Assets and Liabilities	8.4%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
HMS Holdings Corp.	1.9%
Bio-Reference Laboratories, Inc.*	1.8
LaBarge, Inc.	1.5
Exponent, Inc.	1.2
CardioNet, Inc.	1.2
Multi-Color Corp.*	1.2
MWI Veterinary Supply, Inc.	1.1
EMS Technologies, Inc.*	1.1
3PAR, Inc.	1.0
American Public Education, Inc.	0.9

Top Ten as a Group	12.9%

*	Top Ten at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares	Value
Common Stocks - 91.6%
Consumer Discretionary - 9.2%
AC Moore Arts & Crafts, Inc.*	6,600	$18,348
Ambassadors Group, Inc.	9,136	95,380
American Public Education, Inc.*	5,630	249,240
Ark Restaurants Corp.	746	9,318
BJ’s Restaurants, Inc.*	4,080	36,271
Buffalo Wild Wings, Inc.*	4,475	126,552
Cache, Inc.*	17,765	63,776
California Pizza Kitchen, Inc.*	4,500	43,965
Christopher & Banks Corp.	4,500	23,490
Citi Trends, Inc.*	9,871	165,142
Core-Mark Holding Co., Inc.*	1,833	36,238
CSS Industries, Inc.	1,838	40,804
Famous Dave’s of America, Inc.*	4,067	17,041
FGX International Holdings, Ltd.*	14,991	164,901
Fuel Systems Solutions, Inc.*	4,100	116,645
Hibbett Sports, Inc.*	4,000	71,240
Hooker Furniture Corp.	2,100	19,131
Jo-Ann Stores, Inc.*	1,600	30,656
K12, Inc.*	4,300	118,250
Kenneth Cole Productions, Inc.	4,053	53,824
Learning Tree International, Inc.*	2,300	29,325
Lincoln Educational Services Corp.*	2,860	41,356
Luby’s, Inc.*	9,838	47,616
Maidenform Brands, Inc.*	5,200	57,096
Marine Products Corp.	4,189	25,930
McCormick & Schmick’s Seafood Restaurants, Inc.*	8,100	39,609
Midas, Inc.*	2,779	36,210
Monro Muffler Brake, Inc.	3,051	65,688
Morton’s Restaurant Group, Inc.	4,500	15,570
O’Charley’s, Inc.	5,061	37,958
Peet’s Coffee & Tea, Inc.*	600	13,476
Pinnacle Entertainment, Inc.*	11,971	67,038
RC2 Corp.*	1,905	24,194
Rentrak Corp.*	1,445	16,401
Shiloh Industries, Inc.*	1,553	7,781
Stamps.com, Inc.*	1,319	12,873
Steiner Leisure, Ltd.*	5,800	150,220
Steinway Musical Instruments, Inc.*	1,253	27,892
The Finish Line, Inc., Class A	4,400	42,108
True Religion Apparel, Inc.*	7,200	120,600
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,300	11,466
Universal Electronics, Inc.*	2,300	48,599
Zumiez, Inc.*	2,480	24,205
Total Consumer Discretionary		2,463,423
Consumer Staples - 2.8%
Boston Beer Co., Inc.*	4,308	162,798
Elizabeth Arden, Inc.*	2,837	49,052
Green Mountain Coffee Roasters, Inc.*	4,640	134,514
Inter Parfums, Inc.	1,347	15,706
J&J Snack Foods Corp.	1,529	47,949
Lance, Inc.	1,413	29,235
Nutraceutical International Corp.*	1,883	17,229
Rocky Mountain Chocolate Factory, Inc.	2,004	14,148
Smart Balance, Inc.*	26,245	187,914
Zhongpin, Inc.*	11,000	94,710
Total Consumer Staples		753,255
Energy - 4.4%
Bolt Technology Corp.*	1,200	9,732
Brigham Exploration Co.*	13,175	103,292
Carrizo Oil & Gas, Inc.*	5,755	134,609
Dawson Geophysical Co.*	5,405	132,585
Gulf Island Fabrication, Inc.	3,196	62,993
Mitcham Industries, Inc.*	1,200	6,552
National Coal Corp.*	30,865	132,411
Northern Oil & Gas, Inc.*	17,535	95,566
Parallel Petroleum Corp.*	6,638	26,618
PetroQuest Energy, Inc.*	7,800	77,610
Rex Energy Corp.*	9,405	63,766
RPC, Inc.	8,814	93,340
T-3 Energy Services, Inc.*	6,165	148,638
TGC Industries, Inc.*	5,052	11,367
Union Drilling, Inc.*	12,473	68,352
Total Energy		1,167,431
Financials - 9.3%
Abington Bancorp, Inc.	3,100	32,085
American Physicians Capital, Inc.	1,255	51,342
Amerisafe, Inc.*	3,365	58,013
Associated Estates Realty Corp.	1,443	11,775
Baldwin & Lyons, Inc.	909	16,535

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 9.3% (continued)
Bancorp Rhode Island, Inc.	4,560	$110,443
Bank of the Ozarks, Inc.	2,900	88,160
Berkshire Hills Bancorp, Inc.	1,200	31,236
Bryn Mawr Bank Corp.	900	19,071
Center Financial Corp.	2,500	25,750
Columbia Banking Systems	5,009	79,743
Community Trust Bancorp, Inc.	2,061	68,796
Donegal Group, Inc.	7,539	123,489
Eastern Insurance Holdings, Inc.	2,800	26,292
Financial Institutions, Inc.	11,015	178,552
First Bancorp	1,300	22,750
First Cash Financial Services, Inc.*	3,553	54,610
First Community Bancshares, Inc.	1,655	51,802
First Financial Holdings, Inc.	3,225	69,982
Flushing Financial Corp.	2,648	41,176
Hallmark Financial Services, Inc.*	3,900	25,350
Iberia Bank Corp.	1,577	80,332
Independent Bank Corp. (MA)	1,790	51,498
Lakeland Bancorp, Inc.	4,826	53,183
Legacy Bancorp, Inc.	13,028	169,885
Meadowbrook Insurance Group, Inc.	9,333	49,185
Mission West Properties, Inc.	2,494	21,598
OceanFirst Financial Corp., Inc.	7,400	122,766
Penson Worldwide, Inc.*	15,664	111,841
Pinnacle Financial Partners, Inc.	2,700	79,002
S.Y. Bancorp, Inc.	2,290	63,067
SCBT Financial Corp.	840	28,468
SeaBright Insurance Holdings, Inc.*	4,930	51,568
Shore Bancshares, Inc.	1,000	24,280
Simmons First National Corp., Class A	1,500	46,530
Smithtown Bancorp, Inc.	3,621	71,225
Southside Bancshares, Inc.	2,855	68,777
Texas Capital Bancshares, Inc.*	6,500	116,025
Washington Trust Bancorp, Inc.	1,400	29,848
WSFS Financial Corp.	1,180	56,487
Total Financials		2,482,517
Health Care - 21.3%
Abiomed, Inc.*	4,600	67,068
Acorda Therapeutics, Inc.*	4,800	97,920
Air Methods Corp.*	3,374	56,616
Allion Healthcare, Inc.*	3,800	16,454
American Caresource Holdings, Inc.*	5,665	42,488
Bio-Reference Laboratories, Inc.*	19,604	482,062
CardioNet, Inc.*	12,870	329,343
Cutera, Inc.*	3,068	26,109
eResearch Technology, Inc.*	7,300	47,158
Eurand N.V.*	14,088	133,836
Exactech, Inc.*	10,870	219,574
Genomic Health, Inc.	3,800	70,034
Genoptix, Inc.*	5,147	172,116
Hanger Orthopedic Group, Inc.*	11,100	184,926
Hansen Medical, Inc.*	7,500	69,825
Harvard Bioscience, Inc.*	31,964	99,088
HMS Holdings Corp.*	20,280	502,336
Home Diagnostics, Inc.*	1,892	16,479
IPC The Hospitalist Co., Inc.*	8,000	162,880
Landauer, Inc.	721	38,977
LHC Group, Inc.*	5,357	188,995
Medical Action Industries, Inc.*	4,536	52,164
MEDTOX Scientific, Inc.*	21,898	215,695
Merit Medical Systems, Inc.*	13,136	240,389
Micrus Endovascular Corp.*	9,285	109,563
Minrad International, Inc.*	9,975	7,382
MWI Veterinary Supply, Inc.*	8,800	304,744
Natus Medical, Inc.*	5,000	76,500
Neogen Corp.*	5,841	172,134
Obagi Medical Products, Inc.*	3,400	28,288
Phase Forward, Inc.*	16,970	242,162
Psychemedics Corp.	11,182	114,280
Res-Care, Inc.*	4,090	63,027
RTI Biologics, Inc.*	13,880	42,334
Somanetics Corp.*	6,029	113,044
Symmetry Medical, Inc.*	7,300	94,316
U.S. Physical Therapy, Inc.*	13,851	192,252
VIVUS, Inc.*	11,100	67,599
VNUS Medical Technologies, Inc.*	12,593	194,310
Volcano Corp.*	14,748	229,331
Young Innovations, Inc.	1,147	19,499
Zoll Medical Corp.*	3,800	91,504
Total Health Care		5,694,801
Industrials - 19.9%
AeroVironment, Inc.*	3,100	111,352
Alamo Group, Inc.	1,709	21,499

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 19.9% (continued)
Altra Holdings, Inc.*	12,000	$107,280
American Ecology Corp.	1,896	33,256
Apogee Enterprises, Inc.	6,345	62,562
Applied Signal Technology, Inc.	2,018	36,163
AZZ, Inc.*	3,559	103,852
Barrett Business Services, Inc.	4,185	46,035
CBIZ, Inc.*	7,832	63,439
Celadon Group, Inc.*	4,607	49,249
Colfax Corp.*	9,500	80,940
Cornell Companies, Inc.*	1,600	36,432
Courier Corp.	2,697	46,955
Ducommun, Inc.*	3,800	76,722
DXP Enterprises, Inc.*	7,770	108,469
Dynamex, Inc.*	1,869	45,622
Energy Recovery, Inc.*	7,100	41,180
Exponent, Inc.*	11,306	332,736
Furmanite Corp.*	8,750	70,000
GP Strategies Corp.*	35,441	213,355
Graham Corp.	265	5,565
Great Lakes Dredge & Dock Corp.	35,707	159,967
Hexcel Corp.*	4,800	63,360
Hill International, Inc.*	38,110	239,331
Houston Wire & Cable Co.	7,578	87,299
II-VI, Inc.*	2,637	74,073
Kimball International, Inc., Class B	2,400	17,880
Knight Transportation, Inc.	6,245	99,296
LaBarge, Inc.*	30,078	413,572
Lindsay Corp.	1,540	73,273
LMI Aerospace, Inc.*	9,300	142,011
LSI Industries, Inc.	9,472	74,355
Lydall, Inc.*	1,600	10,640
Marten Transport, Ltd.*	9,140	167,993
Metalico, Inc.*	12,465	39,888
Multi-Color Corp.	16,469	324,439
NN, Inc.	2,600	18,746
Old Dominion Freight Line, Inc.*	3,849	116,779
On Assignment, Inc.*	18,339	119,204
Raven Industries, Inc.	4,903	157,828
RBC Bearings, Inc.*	3,700	87,801
Saia, Inc.*	6,391	67,809
Spherion Corp.*	4,500	14,310
Standard Parking Corp.*	11,846	248,292
Sterling Construction, Inc.*	15,615	206,274
Sun Hydraulics Corp.	1,118	23,411
Sykes Enterprises, Inc.*	3,466	55,317
Team, Inc.*	4,165	115,662
Titan International, Inc.	6,706	77,521
Titan Machinery, Inc.*	8,002	99,065
Universal Truckload Services, Inc.*	1,900	29,032
Vitran Corp., Inc., Class A*	17,116	152,161
Volt Information Sciences, Inc.*	3,500	26,775
Wabash National Corp.	4,126	24,921
Total Industrials		5,320,948
Information Technology - 22.5%
3PAR, Inc.*	40,918	261,057
Actuate Corp.*	14,913	42,353
Anaren Microwave, Inc.*	3,400	42,330
Art Technology Group, Inc.*	14,310	27,904
Bankrate, Inc.*	5,300	174,423
Bel Fuse, Inc.	3,784	82,113
Blue Coat Systems, Inc.*	14,900	201,150
Bottomline Technologies, Inc.*	3,600	28,368
Compellent Technologies, Inc.*	9,325	101,642
comScore, Inc.*	11,521	140,556
Constant Contact, Inc.*	6,500	78,065
CTS Corp.	5,599	39,137
CyberSource Corp.*	9,900	120,285
DemandTec, Inc.*	15,800	113,918
DG FastChannel, Inc.*	5,795	102,629
Digi International, Inc.*	7,105	72,755
Double-Take Software, Inc.*	6,300	46,620
DTS, Inc.*	6,430	132,780
EMS Technologies, Inc.*	13,959	291,743
Forrester Research, Inc.*	7,993	224,204
Gerber Scientific, Inc.*	11,418	54,578
GSI Commerce, Inc.*	8,800	91,080
Hittite Microwave Corp.*	4,000	131,080
Infinera Corp.*	11,700	91,026
IPG Photonics Corp.*	5,600	79,520
IXYS Corp.*	3,087	24,511
Keithley Instruments, Inc.	4,427	18,815
LoJack Corp.*	12,891	56,334
Measurement Specialties, Inc.*	3,592	38,363

The accompanying notes are an integral part of these financial statements.

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 22.5% (continued)
Mellanox Technologies, Ltd.*	20,800	$161,408
Methode Electronics, Inc.	1,893	14,368
MSC Software Corp.*	9,443	81,210
MTS Systems Corp.	2,101	68,240
NCI, Inc., Class A*	6,100	145,180
Netezza Corp.*	24,579	238,416
Netgear, Inc.*	6,400	70,720
Neutral Tandem, Inc.*	9,485	165,229
Nu Horizons Electronics Corp.*	21,783	40,952
Online Resources Corp.*	20,011	70,038
PC Connection, Inc.*	4,021	24,287
PC-Tel, Inc.*	3,544	20,803
PDF Solutions, Inc.*	39,453	118,358
Perfect World Co., Ltd. (ADR)*	75	1,397
Pericom Semiconductor Corp.*	5,557	43,345
QAD, Inc.	5,400	27,540
Rackspace Hosting, Inc.*	19,000	108,110
Renaissance Learning, Inc.	1,642	22,397
Rimage Corp.*	2,000	29,480
Riverbed Technology, Inc.*	14,400	180,432
SI International, Inc.*	7,942	228,730
SM&A*	7,967	43,818
SonicWALL, Inc.*	9,700	43,456
Spectrum Control, Inc.*	7,864	48,993
Starent Networks Corp.*	11,300	112,661
Super Micro Computer, Inc.*	2,436	15,298
Supertex, Inc.*	7,157	172,627
Switch and Data Facilities Co., Inc.*	17,702	166,753
Symmetricom, Inc.*	9,400	41,830
Synaptics, Inc.*	2,374	73,333
Taleo Corp.*	8,219	113,422
TESSCO Technologies, Inc.*	1,600	17,552
Tyler Technologies, Inc.*	4,540	61,699
Ultimate Software Group, Inc., The*	6,924	92,297
Vocus, Inc.*	9,997	168,250
White Electronic Designs Corp.*	6,869	27,407
Zygo Corp.*	6,855	58,884
Total Information Technology		6,028,259
Materials - 1.8%
Balchem Corp.	9,461	241,823
Buckeye Technologies, Inc.*	9,689	57,068
Calgon Carbon Corp.*	5,075	67,599
ICO, Inc.*	13,600	60,792
PolyMet Mining Corp.*	16,106	19,810
Schweitzer-Mauduit International, Inc.	962	16,085
Universal Stainless & Alloy Products, Inc.*	1,800	33,174
Total Materials		496,351
Telecommunication Services - 0.2%
D&E Communications, Inc.	2,000	14,000
Shenandoah Telecommunications Co.*	1,938	46,454
Total Telecommunication Services		60,454
Utilities - 0.2%
American States Water Co.	1,359	46,491
Total Common Stocks (cost $30,309,058)		24,513,930
Other Investment Companies - 8.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[7] (cost $2,129,346)	2,129,346	2,129,346
Total Investments - 99.6% (cost $32,438,404)		26,643,276
Other Assets, less Liabilities - 0.4%		115,821
Net Assets - 100.0%		$26,759,097

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors including Real Estate Investment Trusts (REIT’s). Managers utilizes an independent subadvisor to manage the assets of the portfolio. Todd Briddell leads the investment team of Urdang Securities Management, Inc. (“Urdang”) in managing this Fund.

The Portfolio Manager

Urdang Securities Management, Inc.

Todd Briddell and the investment team at Urdang believe real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks, or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT security, they take into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets, and the quality of the management team.

Investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: Which REITs does Urdang believe will generate the highest risk-adjusted returns? Urdang believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

The Year in Review

For the 12-month period ended October 31, 2008, the Fund returned -38.95% compared to -41.48% for its benchmark, the Dow Jones Wilshire REIT Index. The Fund’s returns now exceed the benchmark on a one-year, three-year, and five-year basis.

For the fiscal year, REITs underperformed even the disappointing returns generated by the broader equity markets. Sectors that tended to perform better within the REIT universe, such as apartments and health care REITs in the latter portion of the year, were those sectors that had more resilient fundamentals and employed lower leverage on their balance sheets. Despite delivering difficult absolute returns during the last year in this environment, the Fund did generate solid relative results compared to the benchmark by virtue of both good stock and sector selection. Early in the year, solid stock selection was driven by apartment REITS such as UDR Inc. and BRE Properties and a holding of Nationwide Health Properties, a health care REIT. Apartment REITs, which were among the poorest performers at the end of 2007 (the start of this fiscal year), benefited from a bounce back in early 2008.

In the second quarter of this year, solid relative performance was more a result of good sector selection and, more specifically, the avoidance of the underperforming hotel sector. Towards the latter portion of the fiscal year, as REITs began to outperform the broader equity markets, relative performance of the Fund was mixed, as good stock selection within the shopping center, apartment, and storage sectors was mitigated by weak stock selection within the regional mall, office, and hotel sectors. All REIT sectors delivered negative returns during the fiscal year although the Fund did benefit on a relative basis from positive sector selection in the latter portion of the year, resulting from an underweight to the industrial and hotel sectors and an overweight to the health care and triple net lease sectors.

Looking Forward

The Fund is overweight high-quality REITs with low leverage, limited near-term maturities, and well-located real estate leased on a long-term basis. The Fund remains very cautious in light of the global credit crunch and the dampened global growth outlook. REIT prices have, however, been hit pretty hard already, reflecting a higher equity risk premium. Urdang believes they are trading at a significant discount to replacement cost. While multiples appear to be reasonable for REITs, the possibility remains that growth may turn negative due to weakening fundamentals and higher future debt costs. Therefore, Urdang will continue to take a conservative approach in choosing REITs and focus on the long-term merits of these securities in managing the Fund.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones Wilshire REIT Index is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Real Estate Securities Fund on October 31, 1998, to a $10,000 investment made in the Dow Jones Wilshire REIT Index for the same period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the Dow Jones Wilshire REIT Index since inception through October 31, 2008.

Average Annualized Total Returns [1]	One Year	Five Years	Since Inception
Managers Real Estate Securities [2,3]	(38.95)%	5.54%	8.14%
Dow Jones Wilshire REIT Index	(41.48)%	4.58%	8.92%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Real Estate Securities Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Industry	Managers Real Estate Securities**
REITs (Office Property)	19.4%
REITs (Apartments)	17.9%
REITs (Health Care)	13.6%
REITs (Regional Malls)	12.0%
REITs (Diversified)	9.6%
REITs (Shopping Centers)	8.7%
REITs (Single Tenant)	4.8%
REITs (Warehouse/Industrial)	4.5%
REITs (Storage)	3.6%
REITs (Hotels)	2.1%
Other Assets and Liabilities	3.8%

Top Ten Holdings

Security Name	Percentage of Net Assets
Simon Property Group, Inc.*	7.7%
Boston Properties, Inc.	5.3
Vornado Realty Trust*	5.2
AvalonBay Communities, Inc.	4.5
Nationwide Health Properties, Inc.	4.5
Equity Residential	4.4
Ventas, Inc.	3.8
Kilroy Realty Corp.	3.7
Public Storage, Inc.*	3.6
National Retail Properties, Inc.*	3.2

Top Ten as a Group	45.9%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2008

	Shares	Value
REITs - 96.2%
Apartments - 17.9%
Apartment Investment & Management Co.	4,740	$69,346
AvalonBay Communities, Inc.	7,860	558,217
BRE Properties, Inc.	8,620	300,062
Camden Property Trust	7,300	246,083
Education Realty Trust, Inc.	11,180	47,515
Equity Residential	15,580	544,209
Essex Property Trust, Inc.	410	39,893
Home Properties of NY, Inc.	2,870	116,206
UDR, Inc.	14,660	289,682
Total Apartments		2,211,213
Diversified - 9.6%
Cousins Properties, Inc.	1,000	14,480
Digital Realty Trust, Inc.	5,910	197,867
Duke Realty Corp.	5,310	74,924
Lexington Realty Trust	10,260	82,388
Rayonier, Inc.	5,160	170,693
Vornado Realty Trust	9,160	646,238
Total Diversified		1,186,590
Health Care - 13.6%
HCP, Inc.	5,240	156,833
Health Care REIT, Inc.	2,350	104,598
Healthcare Realty Trust, Inc.	5,310	135,670
Nationwide Health Properties, Inc.	18,630	555,919
Senior Housing Properties Trust	13,310	255,153
Ventas, Inc.	13,140	473,828
Total Health Care		1,682,001
Hotels - 2.1%
Diamondrock Hospitality Co.	11,930	61,797
Host Hotels & Resorts, Inc.	16,670	172,368
Sunstone Hotel Investors, Inc.	4,220	27,641
Total Hotels		261,806
Office Property - 19.4%
Alexandria Real Estate Equities, Inc.	2,970	206,474
Boston Properties, Inc.	9,190	651,387
Brandywine Realty Trust	18,820	162,605
Highwoods Properties, Inc.	6,650	165,053
HRPT Properties Trust	55,540	200,499
Kilroy Realty Corp.	14,200	456,530
Mack-Cali Realty Corp.	8,530	193,802
Parkway Properties, Inc.	590	10,178
SL Green Realty Corp.	8,200	344,728
Total Office Property		2,391,256
Regional Malls - 12.0%
General Growth Properties, Inc.	20,690	85,657
Macerich Co., The	4,530	133,273
Simon Property Group, Inc.	14,260	955,848
Taubman Centers, Inc.	9,370	311,271
Total Regional Malls		1,486,049
Shopping Centers - 8.7%
Acadia Realty Trust	2,930	52,945
Federal Realty Investment Trust	5,730	351,077
Kimco Realty Corp.	16,930	382,279
Regency Centers Corp.	5,350	211,111
Tanger Factory Outlet Center, Inc.	2,130	77,042
Total Shopping Centers		1,074,454
Single Tenant - 4.8%
Equity Lifestyle Properties, Inc.	4,650	195,254
National Retail Properties, Inc.	22,520	401,532
Total Single Tenant		596,786
Storage - 3.6%
Public Storage, Inc.	5,440	443,360
Warehouse/Industrials - 4.5%
AMB Property Corp.	9,420	226,363
DCT Industrial Trust, Inc.	11,390	56,153
ProLogis	19,750	276,500
Total Warehouse/Industrials		559,016
Total REITs (cost $17,761,353)		11,892,531
REOCs - 3.0%
Hotels & Motels - 1.7%
Starwood Hotels & Resorts Worldwide, Inc.	9,490	213,905
Wireless Equipment - 1.3%
American Tower Corp., Class A*	4,820	155,734
Total REOCs (cost $572,864)		369,639
Other Investment Companies - 0.3%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.84%[7] (cost $38,123)	38,123	38,123
Total Investments - 99.5% (cost $18,372,340)		12,300,293
Other Assets, less Liabilities - 0.5%		65,529
Net Assets - 100.0%		$12,365,822

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments

The Managers California Intermediate Tax-Free Fund’s objective is to achieve income free from Federal income taxes and California state income taxes, including alternative minimum tax.

The Managers California Intermediate Tax-Free Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including Alternative Minimum Tax. The Fund’s securities will have quality ratings comparable to the four highest ratings categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years. The Fund’s benchmark is the Barclays Capital
5-Year Municipal Bond Index.

The Portfolio Manager

Miller Tabak Asset Management (“MTAM”), the subadvisor for the Managers California Intermediate Tax-Free Fund, was founded earlier this year, and is a division of Miller Tabak + Co. LLC (“Miller Tabak”). Miller Tabak is a twenty-six-year-old institutional trading firm that specializes in the discrete handling of stock purchases and sales, portfolio rebalancing, and listed options. MTAM focuses exclusively on managing municipal bond portfolios and is based in New York City. As previously described in the Information Statement sent to shareholders, on September 15, 2008, MTAM took over the subadvisory duties previously performed by Evergreen Investment Management Company, LLC (“Evergreen”) with respect to the Fund. As of that date, MTAM has managed the Fund’s entire portfolio of investments.

Philosophy

The MTAM team focuses on purchasing municipal credits exhibiting improving credit characteristics while maintaining geographic and economic diversity as key elements in the portfolio-construction process. MTAM believes proactive total-return portfolio management offers greater potential rewards in an increasingly inefficient municipal bond market. Achieving reasonable and consistent growth of clients’ capital without taking elevated levels of principal risk is MTAM’s objective.

The municipal bond market is a unique sector within the domestic fixed-income universe, consisting of over 48,000 issuers with distinct security structures and varying credit risks. MTAM seeks to exploit these nuances through a disciplined risk-controlled, relative-value investment management process.

Process

•	Active total-return portfolio management is MTAM’s central theme for achieving objectives that benefit the Fund.

•	MTAM is committed to extensive, proprietary, and original research and analysis.

•	MTAM follows a disciplined and well defined investment process.

MTAM’s portfolio management starts by setting income and return objectives, the time horizon, liquidity and cash flow needs, and tax considerations. After client needs have been assessed, MTAM establishes specific investment guidelines for each account. It focuses on maturity, duration, minimum acceptable credit quality, sector limitations, selection of the benchmark, and risk tolerance. Lastly, MTAM creates a detailed investment policy statement for each account and begins implementing its investment process.

MTAM’s investment process can be divided into two distinct parts. The first part focuses on risk analysis. MTAM’s risk analysis has two components, interest-rate analysis and credit-risk analysis. MTAM strives to control interest-rate volatility by defining the appropriate ranges for duration and maturity based on the fund’s predetermined liquidity requirements, the specific risk profile, and the given market environment. Anthony Crescenzi is the Fund’s co-Portfolio Manager and helps mold MTAM’s macro perspective. Mr. Crescenzi has been Miller Tabak’s Chief Bond Strategist since 1990 and has been with Miller Tabak for over 20 years. He is a renowned bond market expert, with deep knowledge of economic data affecting broad markets, particularly the domestic bond market. He is an invaluable resource in shaping MTAM’s market perspective and is often tapped by other investment firms for his well-respected insight. His input is particularly important in shaping the Fund’s duration and maturity targets.

The second component of MTAM’s risk analysis focuses on credit risk. MTAM applies rigorous standards for tax-exempt issuers, continually reviews financial statements, and closely monitors rating agency commentary and relative trading spreads in the secondary market. Michael Pietronico’s 15 years experience managing municipal bond portfolios gives him excellent knowledge of the key factors influencing the municipal bond market and an experienced eye to identify high-quality California Municipal bonds.

The second major part of MTAM’s investment process assesses relative value. MTAM starts by creating expectations for the slope of the yield curve and yield spreads going forward. Once forecasts are finalized, MTAM assesses how its forecast and other potential outcomes may affect market prices. This ultimately helps MTAM identify what securities are most attractively valued and offer the best risk-adjusted return. MTAM also uses its market outlook to determine what sectors of the municipal market will add to and detract from performance and adjust weightings accordingly. Lastly, credit research at the security level is undertaken to analyze credit quality, yield, duration, structure, and call protection in order to assess a securities potential contribution to the Fund.

Buy Discipline

There are three parts to MTAM’s buy discipline:

•	Supply Analysis

Macro View

Aggregate Municipal Supply

Secondary Market Supply

Dealer Inventories

Micro View

Supply/Demand Per State

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

•	Credit Analysis

Macro View

Major Economic Trends in Place

Micro View

Legal Structure of Securities

Service-Area Economic Performance

Project and System Operations

•	Individual Bond Structure Analysis

Prepayment Risk

Original Issue Discount

Reinvestment Risk

Municipal Bond Credit Research – Credit Review Process

1.	Comprehensive bottom-up analysis of issuer, pledged security, and historical economic performance

2.	Site visits and conference calls with key public officials

3.	Comprehensive financial statement review with feasibility analysis

4.	Negotiate with underwriters to strengthen key security covenants and secure optimal pricing

5.	Upon credit approval exposure limits are implemented

Credit Surveillance

•	Monitoring

•	Database is maintained for holdings by issuer and fund exposure

•	Exposure

•	The relevant performance statistics are tracked on a monthly, quarterly, and annual basis to help capture meaningful trends, for example trading spreads

•	Information

•	Outside resources are utilized; for example financial statement repositories, industry publications, internet search engines, and rating agencies

Sell Discipline

An individual security may become a candidate for sale if:

•	The issuer’s investment fundamentals begin to deteriorate

•	To take advantage of more attractive yield opportunities

•	The individual security no longer appears to meet the portfolio’s investment objective(s)

•	To meet liquidity needs

•	To help shorten or lengthen the overall duration of the portfolio

The Year in Review

For the twelve months ended October 31, 2008, the Managers California Intermediate Tax-Free Fund returned -1.82%. The Fund’s benchmark, the Barclays Capital 5-Year Municipal Bond Index, returned 3.33% during the same time period.

The Fund’s underperformance relative to its benchmark can be mostly attributed to its overweight position in municipals maturing longer than five years. The Fund had a higher weighted average maturity than the Barclays Capital 5-Year Municipal Bond Index throughout the trailing twelve-month period. This hurt performance as shorter-term municipals, such as those maturing between three and five years, outperformed intermediate- and long-term municipals. Investors favored the safety of shorter-term bonds and this preference put downward pressure on the middle and end of the municipal bond yield curve. Specifically, the Barclays Capital
3-Year Municipal Bond Index returned 4.26%, compared to 1.91% and -0.63% for the Barclays Capital 7-Year Municipal Bond Index and the Barclays Capital 10-Year Municipal Bond Index, respectively. The Fund’s relative performance was also hurt by significant exposure to high-rated, insured bonds. Monoline insurers, in particular MBIA and AMBAC, were under tremendous pressure during the period. These two insurers were initially put on warning by the credit agencies and ultimately downgraded. As a result, investors fled high-rated insured bonds because many felt the insurance was meaningless and, typically, the underlying issuer was of lower quality.

Liquidity was limited over the last twelve months, as some of the biggest municipal bond dealers left the market and investors flocked towards the safety of U.S. Treasuries. This would have made it challenging to quickly, and cost-effectively, reposition the Fund to potentially benefit from short-term trends in the marketplace. Congruently, the prior Subadvisor, Evergreen, felt intermediate bonds were, and are very attractively priced and did not want to chase performance by buying the front-end of the yield curve. Similarly, MTAM feels intermediate bonds appear undervalued from a historical perspective and that the overweight to intermediate bonds is justified.

During the past twelve months the Fund’s relative performance was somewhat aided by the overall high credit quality of the Fund’s portfolio. Similar to shorter-term securities, investors preferred the security of higher-rated investment, and AAA bonds performed better than lower-rated bonds. Overall, California municipal credit spreads have been volatile since California has been one of the states most negatively affected by the bursting housing bubble, it has an unemployment rate meaningfully above the rest of the nation, and seems already in the midst of an economic recession. The spread between high-rated California Municipal Bonds and comparably rated bonds from other states is near an all-time high and well above its historical average.

Looking Forward

Moving forward, portfolio management believes municipal investors will benefit from an investment bias towards higher quality securities as credit access remains tight and the economy slows. Generally speaking, this bias, and the increased potential for higher federal tax rates, should benefit the municipal bond market and the Fund. MTAM intends to continue to add selectively to sectors such as general obligation debt and essential purpose revenue bonds when the opportunity to purchase these securities at attractive levels presents itself.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all distributions were reinvested. The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. This index is the 5 Year (4-6) component of the Municipal Bond index. Unlike the Fund, the Barclays Capital Municipal Bond Index is unmanaged, is not available to investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers California Intermediate Tax-Free Fund on October 31, 1998, to a $10,000 investment made in the Barclays Capital 5-Year Municipal Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Barclays Capital 5-Year Municipal Bond Index from October 31, 1998 through October 31, 2008.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Managers California Intermediate Tax Free[2,3,4,5]	(1.82)%	2.74%	3.51%
Barclays Capital Municipal Bond: 5 Year[6]	3.33%	2.94%	4.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]	The Fund is subject to risks associated from economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.

[6]	Prior to October 31, 2008, the Index was known as the Lehman Brothers 5-Year Municipal Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers California Intermediate Tax-Free Fund

Fund Snapshots

October 31, 2008

Portfolio Breakdown

Portfolio Credit Quality	Managers California Intermediate Tax-Free**
Aaa	23.6%
Aa	68.6%
A	7.8%

Top Ten Holdings

Security Name	Percentage of Net Assets
California State Department of Water Resources Revenue, 5.000%, 05/01/22*	6.0%
Bay Area Toll Authority of San Francisco, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/21*	5.3
Sonoma County, CA Junior College District Election of 2002, Series C, 5.000%, 08/01/22 (MBIA Insured)*	5.0
Novato, CA United School District Election, 5.000%, 08/01/20 (MBIA Insured)*	4.1
California State Public Works Board, 5.000%, 01/01/21*	3.6
San Francisco, CA City & Country Public Utilities, Series A, 5.250%, 10/01/19 (MBIA Insured)	3.5
Kern, CA High School District, 5.000%, 08/01/21 (FSA Insured)*	3.3
California Educational Facilities Authority Revenue, Santa Clara University, 5.250%, 09/01/17 (AMBAC Insured)*	3.2
State of California, 5.250%, 02/01/15	3.2
Bay Area Toll Authority, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/19	3.1

Top Ten as a Group	40.3%

*	Top Ten Holding at April 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2008

	Principal Amount	Value
Municipal Bonds - 83.4%
Bakersfield, CA Waste Water Revenue, 5.000%, 09/15/19 (FSA Insured)	$150,000	$152,136
Bakersfield, CA City School District, 5.250%, 11/01/21 (FSA Insured)	110,000	110,974
Bay Area Government Association, CA Revenue, 5.000%, 08/01/20 (AMBAC Insured)	500,000	488,255
Bay Area Toll Authority, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/19	1,000,000	1,018,540
Bay Area Toll Authority of San Francisco, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/21	1,750,000	1,753,133
California Educational Facilities Authority Revenue, Santa Clara University, 5.250%, 09/01/17 (AMBAC Insured)	1,000,000	1,066,050
California Infrastructure & Economic Development Bank Revenue, 5.000%, 10/01/20	455,000	460,310
California State Department of Water Resources Revenue, 5.000%, 05/01/22	2,000,000	1,974,900
California State Public Works Board, 5.000%, 01/01/21	1,250,000	1,197,162
California State Public Works Board, 5.250%, 03/01/19 (AMBAC Insured)	200,000	200,346
Chaffey, CA Unified High School District, 5.375%, 05/01/23 (FSA Insured)	300,000	299,847
Clovis, CA Unified School District, 5.000%, 08/01/21 (MBIA Insured)	540,000	529,000
East Bay, CA Municipal Utility District, 4.750%, 06/01/20 (FSA Insured)	340,000	332,003
Eastern Municipal Water District, Water & Sewer Revenue, 5.000%, 07/01/17 (MBIA Insured)	100,000	103,006
Eastern Municipal Water District, Water & Sewer Revenue, Series A, 5.000%, 07/01/21 (MBIA Insured)	330,000	323,314
El Monte, CA City School District, Election of 2004, Series A, 5.000%, 05/01/19 (FGIC Insured)	225,000	217,163
El Monte, CA Unified High School District, 4.250%, 03/01/10 (MBIA Insured)	150,000	152,544
Fresno, CA Sewer Revenue, Series A-1, 5.250%, 09/01/19 (AMBAC Insured)	1,000,000	1,007,750
Kern, CA High School District, 5.000%, 08/01/21 (FSA Insured)	1,100,000	1,077,593
Long Beach, CA Harbor Revenue Refunding - Series B, 5.000%, 05/15/18 (FGIC Insured)	670,000	677,075
Los Angeles, CA Certificate Participation Real Property Program, 5.250%, 04/01/19 (AMBAC Insured)	300,000	304,182
Los Angeles, CA Department of Water & Power, Series C, 5.250%, 07/01/18 (MBIA Insured)	510,000	530,431
Los Angeles, CA Department of Water Works, 5.000%, 06/01/21 (FSA Insured)	300,000	298,053
Los Angeles, CA Harbor Department of Revenue, Series B, 5.000%, 08/01/20 (MBIA Insured)	275,000	274,013
Los Angeles, CA Improvement Corp. Lease Revenue, 5.000%, 01/01/22 (FGIC Insured)	300,000	285,444
Moorpark, CA United School District, 5.000%, 08/01/18 (FSA Insured)	390,000	393,748
Murrieta Valley, CA United School District, 5.000%, 09/01/22 (FSA Insured)	500,000	486,350
North Orange County, CA Community College District, 5.000%, 08/01/19 (MBIA Insured)	340,000	342,876
Novato, CA Unified School District, 5.000%, 08/01/21 (MBIA Insured)	465,000	453,422
Novato, CA Unified School District Election, 5.000%, 08/01/20 (MBIA Insured)	1,385,000	1,364,364
Perris, CA Unified High School District, Series A, 5.000%, 09/01/18 (FGIC Insured)	300,000	295,863
Port of Oakland, CA, Series B, 5.000%, 11/01/21 (MBIA Insured)	1,000,000	952,970
Rancho Santiago, CA Community College District, 5.250%, 09/01/23 (FSA Insured)	300,000	309,672
Rancho Santiago, CA Community College District, Election 2002, Series C, 5.000%, 09/01/20 (FSA Insured)	460,000	462,332
Riverside, CA Community College District, 5.000%, 08/01/21 (FSA Insured)	250,000	247,198
Sacramento, CA Municipal Utility District, 5.000%, 08/15/23 (FSA Insured)	300,000	288,441
Sacramento, CA Utility District Electric Revenue, 5.000%, 08/15/18 (MBIA Insured)	100,000	100,923
Sacramento, CA Utility District Electric Revenue, Series R, 5.200%, 12/01/11	150,000	157,524
San Diego, CA Unified School District, Series C, 5.000%, 07/01/19 (FSA Insured)	200,000	211,236

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 83.4% (continued)
San Francisco, CA City & County Public Utilities, Series A, 5.250%, 10/01/19 (MBIA Insured)	$1,145,000	$1,158,396
San Jose, CA Library, Parks, & Public Safety Projects, 5.000%, 09/01/19	500,000	506,905
San Jose-Evergreen, CA Community College District, 5.250%, 09/01/16 (AMBAC Insured)	500,000	527,100
Santa Clara Valley, CA Water District, Series A, 5.000%, 02/01/18 (FGIC Insured)	655,000	666,115
Santa Rosa, CA High School District, Election of 2002, 5.000%, 08/01/19 (MBIA Insured)	100,000	100,201
Simi Valley, CA School Financing Authority, 5.000%, 08/01/22 (FSA Insured)	225,000	218,880
Sonoma County, CA Junior College District Election of 2002, Series C, 5.000%, 08/01/22 (MBIA Insured)	1,700,000	1,653,760
Southern CA Metropolitan Water District Waterworks Revenue, 5.000%, 07/01/23	100,000	98,160
Southwestern Community College, 5.000%, 08/01/18 (MBIA Insured)	600,000	605,484
State of California, 5.250%, 02/01/15	1,000,000	1,038,970
Total Municipal Bonds (cost $28,644,419)		27,474,114

Other Investment Companies - 15.7%[1]	Shares
Blackrock Liquidity Funds, Institutional Class Shares - California Money Fund, 1.55%[8]	4,178,515	4,178,515
Fidelity California AMT Tax-Free Money Market Fund, Institutional Class Shares, 1.10%	1,000,183	1,000,183
Total Other Investment Companies (cost $5,178,698)		5,178,698
Total Investments - 99.1% (cost $33,823,117)[9]		32,652,812
Other Assets, less Liabilities - 0.9%		302,281
Net Assets - 100.0%		$32,955,093

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in the report.

At October 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Managers Fremont Global	$113,294,028	$442,525	($28,600,524)	($28,157,999)
Managers Small Cap	62,167,210	6,239,497	(12,212,557)	(5,973,060)
Managers Micro-Cap	165,653,027	5,480,968	(39,857,509)	(34,376,541)
Managers Institutional Micro-Cap	33,731,628	1,132,969	(8,221,321)	(7,088,352)
Managers Real Estate Securities	19,652,721	2,153	(7,354,581)	(7,352,428)
Managers California Intermediate Tax-Free	33,823,117	47,834	(1,218,139)	(1,170,305)

*	Non-income-producing security.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2008, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Managers Fremont Global	$537,213	0.7%

[1]	Yield shown for each investment company represents the October 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2008, amounting to:

Fund	Market Value	% of Net Assets
Managers Fremont Global	$6,124,801	7.8%
Managers Small Cap	5,065,003	9.9%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

On October 6, 2008, The BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]	Affiliated Investment.

[7]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for each Fund’s investment in the Dreyfus Cash Management Fund is:

Fund	Market Value
Managers Fremont Global	$2,154,888
Managers Small Cap	3,608,525
Managers Micro-Cap	9,181,340
Managers Institutional Micro-Cap	1,060,665
Managers Real Estate Securities	595,984

[8]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for the Fund’s investment in the Blackrock Liquidity Fund is $1,367,815.

[9]

At October 31, 2008, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets was as follows: California 99.1%. At October 31, 2008, 58.5% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets were as follows: MBIA 26.2%, FSA 14.8%, AMBAC 10.9%.

Investment Definitions and Abbreviations:

ADR/GDR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/ GDRs are initiated by the underlying foreign company.

MBIA:	Municipal Bond Investor Assurance Corp.

AMBAC:	American Municipal Bond Assurance Corp.

FGIC:	Financial Guaranty Insurance Corp.

FSA:	FSA Capital, Inc

REIT:	Real Estate Investment Trust

REOC:	Real Estate Operating Company

Statements of Assets and Liabilities

October 31, 2008

	Managers Fremont Global Fund	Managers Small Cap Fund	Managers Fremont Micro-Cap Fund	Managers Fremont Intitutioanl Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Assets:
Investments at value* (including securities on loan valued at $6,124,801, $5,065,003, $0, $0, $0, $0 respectively)	$85,136,029	$56,194,150	$131,276,486	$26,643,276	$12,300,293	$32,652,812
Cash	—	—	—	—	936	—
Foreign currency**	209,372	—	—	—	—	—
Receivable for investments sold	1,072,949	330,477	2,705,644	446,007	177,160	1,306,172
Receivable for Fund shares sold	720	61,075	26,311	71,108	12,323	2,958
Unrealized appreciation of foreign currency contracts	3,054	—	—	—	—	—
Dividends, interest and other receivables	154,694	11,449	80,545	17,683	35,319	406,475
Prepaid expenses	8,707	10,718	7,013	9,900	4,200	1,805

Total assets	86,585,525	56,607,869	134,095,999	27,187,974	12,530,231	34,370,222

Liabilities:
Payable to Custodian	51,278	—	—	8,163	—	—
Payable for Fund shares repurchased	51,671	129,590	1,272,770	63,979	15,540	18,277
Payable upon return of securities loaned	6,190,100	5,082,456	—	—	—	—
Payable for investments purchased	1,744,849	226,210	135,849	258,011	86,709	1,314,898
Unrealized depreciation of foreign currency contracts	11,630	—	—	—	—	—
Dividends payable to shareholders	—	—	—	—	—	9,883
Accrued expenses:
Investment advisory and management fees	27,731	44,411	102,657	23,430	7,957	7,560
Administrative fees	12,860	11,103	28,919	5,860	2,829	7,058
Other	156,854	56,779	131,954	69,434	51,374	57,453

Total liabilities	8,246,973	5,550,549	1,672,149	428,877	164,409	1,415,129

Net Assets	$78,338,552	$51,057,320	$132,423,850	$26,759,097	$12,365,822	$32,955,093

Net Assets Represent:
Paid-in capital	$155,122,563	$66,053,832	$158,884,903	$30,593,094	$21,085,598	$34,825,703
Undistributed net investment income (loss)	716,819	—	7,752	981	41,849	(1,604)
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	(51,838,798)	(9,233,975)	4,091,375	1,960,150	(2,689,578)	(698,701)
Net unrealized depreciation of investments, futures, and foreign currency contracts and translations	(25,662,032)	(5,762,537)	(30,560,180)	(5,795,128)	(6,072,047)	(1,170,305)

Net Assets	$78,338,552	$51,057,320	$132,423,850	$26,759,097	$12,365,822	$32,955,093

Shares Outstanding	7,977,261	4,366,782	5,211,914	3,098,422	2,228,117	3,348,821

Net asset value, offering and redemption price per share	$9.82	$11.69	$25.41	$8.64	$5.55	$9.84

* Investments at cost	$110,797,916	$61,956,687	$161,836,666	$32,438,404	$18,372,340	$33,823,117
** Foreign currency at cost	$215,489	—	—	—	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal year ended October 31, 2008

	Managers Fremont Global Fund	Managers Small Cap Fund	Managers Fremont Micro-Cap Fund	Managers Fremont Institutional Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Dividend income	$2,205,321	$427,193	$1,214,121	$325,910	$539,929	$59,223
Dividend income from affiliate	3,295,018	—	—	—	—	—
Interest income	94,221	—	—	—	—	1,573,731
Foreign withholding tax	(106,311)	(3,393)	—	—	(651)	—
Securities lending fees	52,370	55,694	6,420	1,232	—	—

Total investment income	5,540,619	479,494	1,220,541	327,142	539,278	1,632,954

Expenses:
Investment management fees	834,966	764,549	1,965,386	578,862	147,527	146,741
Administrative fees	347,903	191,137	491,347	144,715	43,390	95,886
Custodian	138,836	25,040	89,450	71,612	17,509	9,432
Transfer agent	87,708	30,371	568,934	28,844	41,732	7,993
Professional fees	53,826	37,544	58,823	33,357	36,496	38,285
Registration fees	16,670	21,226	23,329	18,729	18,269	3,602
Trustees fees and expenses	9,525	5,592	12,230	3,360	1,293	2,133
Reports to shareholders	7,958	7,566	50,813	11,173	2,664	136
Miscellaneous	7,516	8,093	10,145	7,698	3,770	2,177

Total expenses before offsets	1,504,908	1,091,118	3,270,457	898,350	312,650	306,385

Fee waivers	(372,248)	—	(80)	(11)	—	—
Expense reimbursements	—	—	(215,749)	(93,430)	(49,736)	(94,983)
Expense reductions	(18,265)	(6,334)	(34,050)	(27,765)	(4,115)	(449)

Net expenses	1,114,395	1,084,784	3,020,578	777,144	258,799	210,953

Net investment income (loss)	4,426,224	(605,290)	(1,800,037)	(450,002)	280,479	1,422,001

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and futures	(8,103,510)	2,924,678	10,110,817	12,333,780	(2,478,209)	(698,701)
Net realized loss on affiliated investment	(334,077)	—	—	—	—	—
Net realized loss on foreign currency contracts and transactions	(67,834)	—	—	—	—	—
Net unrealized depreciation of investments and futures	(54,040,383)	(30,980,059)	(104,806,788)	(45,318,730)	(6,586,212)	(1,410,920)
Net unrealized depreciation of foreign currency contracts and translations	(8,861)	—	—	—	—	—

Net realized and unrealized loss	(62,554,665)	(28,055,381)	(94,695,971)	(32,984,950)	(9,064,421)	(2,109,621)

Net decrease in net assets resulting from operations	($58,128,441)	($28,660,671)	($96,496,008)	($33,434,952)	($8,783,942)	($687,620)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31, 2008

	Managers Fremont Global Fund		Managers Small Cap Fund
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$4,426,224	$886,615	($605,290)	($624,343)
Net realized gain (loss) on investments, futures and foreign currency transactions	(8,505,421)	21,595,594	2,924,678	13,262,018
Net unrealized appreciation (depreciation) of investments, futures and foreign currency translations	(54,049,244)	3,979,911	(30,980,059)	185,638

Net increase (decrease) in net assets resulting from operations	(58,128,441)	26,462,120	(28,660,671)	12,823,313

Distributions to Shareholders:
From net investment income	(4,898,251)	(1,566,989)	—	—
From net realized gain on investments	—	—	—	—

Total distributions to shareholders	(4,898,251)	(1,566,989)	—	—

From Capital Share Transactions:
Proceeds from sale of shares	4,188,647	9,201,522	14,957,611	14,102,109
Reinvestment of dividends and distributions	4,836,471	1,546,508	—	—
Cost of shares repurchased	(42,764,695)	(42,925,589)	(22,254,972)	(29,084,600)

Net increase (decrease) from capital share transactions	(33,739,577)	(32,177,559)	(7,297,361)	(14,982,491)

Total decrease in net assets	(96,766,269)	(7,282,428)	(35,958,032)	(2,159,178)

Net Assets:
Beginning of year	175,104,821	182,387,249	87,015,352	89,174,530

End of year	$78,338,552	$175,104,821	$51,057,320	$87,015,352

End of year undistributed net investment income (loss)	$716,819	$1,264,047	—	—

Share Transactions:
Sale of shares	305,414	604,188	987,049	857,366
Reinvestment of dividends and distributions	312,116	101,795	—	—
Shares repurchased	(3,256,235)	(2,899,643)	(1,490,236)	(1,752,454)

Net increase (decrease) in shares	(2,638,705)	(2,193,660)	(503,187)	(895,088)

The accompanying notes are an integral part of these financial statements.

Managers Fremont Micro-Cap Fund		Managers Fremont Institutional Micro-Cap Fund		Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
2008	2007	2008	2007	2008	2007	2008	2007

($1,800,037)	($2,862,395)	($450,002)	($1,466,986)	$280,479	$239,017	$1,422,001	$1,587,981
10,110,817	12,362,253	12,333,780	16,552,417	(2,478,209)	5,467,457	(698,701)	546,277
(104,806,788)	45,248,831	(45,318,730)	16,404,048	(6,586,212)	(5,762,676)	(1,410,920)	(1,167,644)

(96,496,008)	54,748,689	(33,434,952)	31,489,479	(8,783,942)	(56,202)	(687,620)	966,614

—	—	—	—	(233,497)	(218,890)	(1,422,039)	(1,587,981)
—	—	(13,276,494)	(21,312,721)	(5,615,212)	(4,343,649)	(543,580)	(129,154)
—	—	(13,276,494)	(21,312,721)	(5,848,709)	(4,562,539)	(1,965,619)	(1,717,135)

6,372,989	11,063,517	8,195,763	14,208,603	7,348,008	10,672,920	9,476,529	9,294,908

—	—	12,682,280	20,832,879	5,743,504	4,393,797	1,550,014	1,353,390
(49,387,600)	(97,351,781)	(88,630,068)	(163,391,112)	(12,653,705)	(11,511,748)	(11,399,870)	(28,060,226)

(43,014,611)	(86,288,264)	(67,752,025)	(128,349,630)	437,807	3,554,969	(373,327)	(17,411,928)

(139,510,619)	(31,539,575)	(114,463,471)	(118,172,872)	(14,194,844)	(1,063,772)	(3,026,566)	(18,162,449)

271,934,469	303,474,044	141,222,568	259,395,440	26,560,666	27,624,438	35,981,659	54,144,108

$132,423,850	$271,934,469	$26,759,097	$141,222,568	$12,365,822	$26,560,666	$32,955,093	$35,981,659

7,752	—	981	—	$41,849	$104,603	($1,604)	$208

184,730	298,464	699,547	941,852	917,276	792,155	906,817	875,926
—	—	918,613	1,475,416	707,023	349,756	149,744	127,495
(1,462,126)	(2,611,430)	(7,000,838)	(11,144,890)	(1,509,721)	(902,548)	(1,116,251)	(2,632,539)

(1,277,396)	(2,312,966)	(5,382,678)	(8,727,622)	114,578	239,363	(59,690)	(1,629,118)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Fremont Global Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.49	$14.24	$13.19	$12.19	$11.17

Income from Investment Operations:
Net investment income	0.45	0.08 [3]	0.27	0.46	0.18
Net realized and unrealized gain (loss) on investments	(6.65)	2.31 [3]	1.48	0.69	0.86

Total from investment operations	(6.20)	2.39	1.75	1.15	1.04

Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.14)	(0.70)	(0.15)	(0.02)

Total distributions to shareholders	(0.47)	(0.14)	(0.70)	(0.15)	(0.02)

Net Asset Value, End of Year	$9.82	$16.49	$14.24	$13.19	$12.19

Total Return [1]	(38.66)%	16.94%	13.67%	9.79%	9.27%

Ratio of net expenses to average net assets	0.80%	0.90%	1.11%	1.09%	1.02%
Ratio of net investment income to average net assets [1]	3.18%	0.52%	1.68%	1.56%	1.38%
Portfolio turnover	143%	123%	60%	108%	56%
Net assets at end of year (000’s omitted)	$78,339	$175,105	$182,387	$183,197	$238,436

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.08%	1.10%	1.13%	1.10%	1.02%
Ratio of net investment income to average net assets	2.90%	0.32%	1.67%	1.56%	1.38%

	For the fiscal year ended October 31,
Managers Small Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$17.87	$15.47	$12.90	$11.10	$10.76

Income from Investment Operations:
Net investment loss	(0.12)[3]	(0.11)[3]	(0.12)[3]	(0.14)[3]	(0.15)
Net realized and unrealized gain (loss) on investments	(6.06)[3]	2.51 [3]	2.69 [3]	1.94 [3]	0.49

Total from investment operations	(6.18)	2.40	2.57	1.80	0.34

Net Asset Value, End of Year	$11.69	$17.87	$15.47	$12.90	$11.10

Total Return [1]	(34.58)%	15.51%	19.92%	16.13%	3.16%

Ratio of net expenses to average net assets	1.41%	1.39%	1.38%	1.47%	1.60%
Ratio of net investment loss to average net assets [1]	(0.79)%	(0.68)%	(0.84)%	(1.10)%	(1.43)%
Portfolio turnover	59%	49%	49%	67%	54%
Net assets at end of year (000’s omitted)	$51,057	$87,015	$89,175	$66,301	$54,101

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.43%	1.41%	1.42%	1.53%	1.63%
Ratio of net investment loss to average net assets	(0.80)%	(0.70)%	(0.88)%	(1.16)%	(1.46)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Fremont Micro-Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$41.90	$34.48	$29.65	$27.86	$28.14

Income from Investment Operations:
Net investment loss	(0.31)[3]	(0.37)[3]	(0.26)[3]	(0.38)	(0.44)
Net realized and unrealized gain (loss) on investments	(16.18)[3]	7.79 [3]	5.09 [3]	2.17	0.16

Total from investment operations	(16.49)	7.42	4.83	1.79	(0.28)

Net Asset Value End of Year	$25.41	$41.90	$34.48	$29.65	$27.86

Total Return [1]	(39.37)%	21.52%[4]	16.29%	6.42%	(1.00)%

Ratio of net expenses to average net assets	1.54%	1.53%	1.54%	1.56%	1.62%
Ratio of net investment loss to average net assets [1]	(0.92)%	(1.01)%	(0.79)%	(1.11)%	(1.41)%
Portfolio turnover	193%	76%	82%	68%	83%
Net assets at end of year (000’s omitted)	$132,424	$271,934	$303,474	$397,629	$490,527

Ratios absent expense offsets: [2]
Ratio of net expenses to average net assets	1.66%	1.53%	1.54%	1.56%	—
Ratio of net investment loss to average net assets	(1.04)%	(1.01)%	(0.79)%	(1.11)%	—

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$16.65	$15.07	$14.94	$14.49	$14.52

Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.13)[3]	(0.09)[3]	—	(0.17)
Net realized and unrealized gain (loss) on investments	(5.87)[3]	2.99 [3]	2.36 [3]	0.97	0.14

Total from investment operations	(5.97)	2.86	2.27	0.97	(0.03)

Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.00)#	—
Net realized gain on investments	(2.04)	(1.28)	(2.14)	(0.52)	—

Total distribution to shareholders	(2.04)	(1.28)	(2.14)	(0.52)	—

Net Asset Value End of Year	$8.64	$16.65	$15.07	$14.94	$14.49

Total Return [1]	(40.45)%	20.48%	16.33%	6.54%	(0.21)%

Ratio of net expenses to average net assets	1.30%	1.35%	1.35%	1.35%	1.30%
Ratio of net investment loss to average net assets [1]	(0.74)%	(0.83)%	(0.63)%	(0.89)%	(1.09)%
Portfolio turnover	198%	129%	78%	73%	87%
Net assets at end of year (000’s omitted)	$26,759	$141,223	$259,395	$295,701	$358,011

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.55%	1.39%	1.37%	1.39%	1.30%
Ratio of net investment loss to average net assets	(0.99)%	(0.87)%	(0.65)%	(0.93)%	(1.09)%

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$12.57	$14.74	$12.86	$12.75	$10.09

Income from Investment Operations:
Net investment income	0.13 [3]	0.06	0.18	0.35	0.30
Net realized and unrealized gain (loss) on investments	(4.06)[3]	0.22	3.87	1.86	2.66

Total from investment operations	(3.93)	0.28	4.05	2.21	2.96

Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.10)	(0.10)	(0.35)	(0.30)
Net realized gain on investments	(2.97)	(2.35)	(2.07)	(1.75)	—

Total distributions to shareholders	(3.09)	(2.45)	(2.17)	(2.10)	(0.30)

Net Asset Value, End of Year	$5.55	$12.57	$14.74	$12.86	$12.75

Total Return [1]	(38.95)%	2.10%	36.43%	18.84%	29.56%

Ratio of net expenses to average net assets	1.48%	1.40%	1.46%	1.42%	1.50%
Ratio of net investment income to average net assets [1]	1.63%	0.82%	0.97%	1.93%	2.68%
Portfolio turnover	127%	126%	69%	70%	136%
Net assets at end of year (000’s omitted)	$12,366	$26,561	$27,624	$24,903	$28,586

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.80%	1.41%	1.46%	1.54%	1.67%
Ratio of net investment income to average net assets	1.31%	0.83%	0.97%	1.81%	2.51%

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$10.56	$10.75	$10.66	$11.17	$11.08

Income from Investment Operations:
Net investment income	0.38	0.40	0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments	(0.56)	(0.16)	0.25	(0.31)	0.28

Total from investment operations	(0.18)	0.24	0.64	0.08	0.68

Less Distributions to Shareholders from:
Net investment income	(0.38)	(0.40)	(0.40)	(0.40)	(0.40)
Net realized gain on investments	(0.16)	(0.03)	(0.15)	(0.19)	(0.19)

Total distributions to shareholders	(0.54)	(0.43)	(0.55)	(0.59)	(0.59)

Net Asset Value, End of Year	$9.84	$10.56	$10.75	$10.66	$11.17

Total Return [1]	(1.82)%	2.23%	6.21%	0.92%	6.39%

Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets [1]	3.71%	3.75%	3.76%	3.74%	3.63%
Portfolio turnover	33%	35%	22%	28%	66%
Net assets at end of year (000’s omitted)	$32,955	$35,982	$54,144	$47,847	$50,784

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.80%	0.82%	0.82%	0.81%	0.74%
Ratio of net investment income to average net assets	3.46%	3.49%	3.49%	3.48%	3.44%

#	Rounds to less than $0.01 per share.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

October 31, 2008

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Fremont Global Fund (“Managers Fremont Global”), Managers Small Cap Fund (“Small Cap”), Managers Fremont Micro-Cap Fund (“Micro-Cap”), Managers Fremont Institutional Micro-Cap Fund (“Institutional Micro-Cap”), Managers Real Estate Securities Fund (“Real Estate Securities”), and Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in each Fund’s portfolio and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Managers Fremont Global
Level 1	$63,036,812	—
Level 2	22,099,217	(8,576)
Level 3	—	—

Total	$85,136,029	($8,576)

Small Cap
Level 1	$56,106,355	—
Level 2	87,795	—
Level 3	—	—

Total	$56,194,150	$0

Micro-Cap
Level 1	$131,276,486	—
Level 2	—	—
Level 3	—	—

Total	$131,276,486	$0

Institutional Micro-Cap
Level 1	$26,643,276	—
Level 2	—	—
Level 3	—	—

Total	$26,643,276	$0

Real Estate Securities
Level 1	$12,300,293	—
Level 2	—	—
Level 3	—	—

Total	$12,300,293	$0

California Intermediate Tax-Free
Level 1	$5,178,698	—
Level 2	27,474,114	—
Level 3	—	—

Total	$32,652,812	$0

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of October 31, 2008	Investments in Securities	Other Financial Instruments
Managers Fremont Global	$0	$0
Small Cap	$0	$0
Micro-Cap	$0	$0
Institutional Micro-Cap	$0	$0
Real Estate Securities	$0	$0
California Intermediate Tax-Free	$0	$0

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Managers Fremont Global - $16,867 or 0.01%, Small Cap - $5,595 or 0.01%, Micro-Cap - $31,973 or 0.02%, Institutional Micro-Cap - $26,978 or 0.05% and Real Estate Securities - $3,925 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2008, the custodian expense was reduced as follows: Managers Fremont Global - $18, Small Cap - $10, Micro-Cap - $98, Institutional Micro-Cap - $58, Real Estate Securities - $11 and California Intermediate Tax-Free - $106.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2008, overdraft fees and the impact on the expense ratios, if any, for Managers Fremont

Notes to Financial Statements (continued)

Global, Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free equaled $407, $4,280 or 0.01%, $72, $22,669 or 0.04%, $2,666 or 0.01%, and $3, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October, 31, 2008, the transfer agent expense was reduced as follows: Managers Fremont Global - $1,380, Small Cap - $729, Micro-Cap - $1,979, Institutional Micro-Cap - $729, Real Estate Securities - $179 and California Intermediate Tax-Free - $343.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares and JPMorgan U.S. Government Money Market Portfolio – Capital Shares. For the fiscal year ended October 31, 2008, the management fee was reduced as follows: Micro-Cap - $80, Institutional Micro-Cap - $11.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually – Managers Fremont Global, Small Cap, Micro-Cap and Institutional Micro-Cap

Quarterly - Real Estate Securities

Declared daily, paid monthly - California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended 2008 and 2007 were as follows:

	Managers Fremont Global		Small Cap		Micro-Cap
	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$4,898,251	$1,566,989	—	—	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

	$4,898,251	$1,566,989	—	—	—	—

	Institutional Micro-Cap		Real Estate Securities		California Intermediate Tax-Free
	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	—	—	$233,497	$218,890	$1,422,039	$1,587,981
Short-term capital gains	$7,971,110	$742,109	827,608	611,939	13,965	12,813
Long-term capital gains	5,305,384	20,570,612	4,787,604	3,731,710	529,615	116,341

	$13,276,494	$21,312,721	$5,848,709	$4,562,539	$1,965,619	$1,717,135

As of October 31, 2008, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Managers Fremont Global	Small Cap	Micro-Cap	Institutional Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	$49,339,871	$9,023,452	—	—	$1,432,775	$698,701
Undistributed ordinary income	705,958	—	—	—	65,427	8,279
Undistributed short-term capital gains	—	—	—	—	—	—
Undistributed long-term capital gains	—	—	$7,915,488	$3,254,356	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

f.	Capital Loss Carryovers

As of October 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Managers Fremont Global	$43,288,254	2011
	6,051,617	2016
Small Cap	9,023,452	2010
Real Estate Securities	1,432,775	2016
California Intermediate Tax-Free	698,701	2016

For the fiscal year ended October 31, 2008, Small Cap and Micro-Cap utilized capital loss carryovers in the amounts of $4,685,044 and $3,389,595, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Small Cap - 3 collectively own 71%; Micro-Cap - 2 collectively own 49%; Institutional Micro-Cap - 3 collectively own 36%; Real Estate Securities - 3 collectively own 49%; California Intermediate Tax-Free - 3 collectively own 66%. Transactions by these shareholders may have a material impact on their respective Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets, for the fiscal year ended October 31, 2008, were as follows:

Fund	Investment Management Fee
Managers Fremont Global	0.60%
Small Cap	1.00%
Micro-Cap	1.00%
Institutional Micro-Cap	1.00%
Real Estate Securities	0.85%
California Intermediate Tax-Free
on first $25 million	0.40%
on next $25 million	0.35%
on next $50 million	0.30%
on next $50 million	0.25%
on balance over $150 million	0.20%

Notes to Financial Statements (continued)

Effective January 10, 2007, the Investment Manager contractually agreed until at least March 1, 2009, to waive its entire management fee for Managers Fremont Global with respect to those assets of the Fund invested in Managers Global Bond Fund. The amount waived for the fiscal year ended October 31, 2008, was $279,186, or 0.20% annually of Managers Fremont Global’s average net assets. The net annualized management fee for the fiscal year ended October 31, 2008 was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

Effective January 10, 2007, the Investment Manager contractually agreed until at least March 1, 2009, to waive a portion of its administrative fee for Managers Fremont Global with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee will be 0.05% per annum of the average daily net assets invested in the Managers Global Bond Fund. The amount waived for the fiscal year ended October 31, 2008, was $93,062 or 0.07% annually of Managers Fremont Global’s average net assets. The net annualized administrative fee for fiscal year ended October 31, 2008 was 0.18%.

The Investment Manager has contractually agreed, through at least March 1, 2009, to waive fees and pay or reimburse expenses of Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of each Fund exceed 1.56%, 1.35%, 1.50% and 0.55%, respectively, of each Fund’s average daily net assets. Micro-Cap’s expense cap became effective January 1, 2008.

Each of Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Funds’ expenses in any such year to exceed the previously stated percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free equaled $215,749, $207,028, $49,736 and $338,963, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2008, were as follows:

Fund	Purchases	Sales
Managers Fremont Global	$194,612,498	$226,344,551
Small Cap	43,444,288	50,282,551
Micro-Cap	355,257,466	400,848,947
Institutional Micro-Cap	111,261,220	187,203,985
Real Estate Securities	22,098,218	26,716,649
California Intermediate Tax-Free	11,501,971	16,115,671

The Funds had no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2008.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in the BNYM Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Notes to Financial Statements (continued)

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Futures Contracts Held or Issued for Purposes other than Trading

Managers Fremont Global uses Equity Index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. The Fund had no open futures contracts at October 31, 2008.

8.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2008, Managers Fremont Global invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

Managers Fremont Global may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Managers Fremont Global had the following open forward currency contracts as of October 31, 2008:

Foreign Currency		Settlement Date	Current Value (Receivable)	Contract Value (Payable)	Unrealized Gain/Loss
Managers Fremont Global
Canadian Dollar	Long	11/03/08-11/05/08	$136,172	$135,555	$617
Danish Krone	Long	11/04/08	36,385	36,930	(545)
Euro	Short	11/04/08-11/05/08	(241,823)	(242,570)	747
Euro	Long	11/03/08-11/04/08	119,950	121,430	(1,480)
Hong Kong Dollar	Long	11/03/08	60,770	60,754	16
Japanese Yen	Short	11/05/08-11/06/08	(38,785)	(39,120)	335
Japanese Yen	Long	11/04/08-11/05/08	172,163	174,507	(2,344)
Norwegian Krone	Short	11/03/08	(35,625)	(36,140)	515
Pound Sterling	Long	11/03/08-11/05/08	293,821	299,314	(5,493)
Swiss Franc	Short	11/03/08-11/05/08	(193,268)	(193,830)	562
Swiss Franc	Long	11/03/08-11/04/08	73,556	75,062	(1,506)

Total			$383,316	$391,892	($8,576)

Tax Information (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Global, Small Cap, Micro-Cap, Institutional Micro-Cap, Real Estate Securities and California Intermediate Tax-Free hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2008, $0, $0, $7,915,488, $14,407,829, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund (six of the series constituting Managers Trust I, hereafter referred to as the “Funds”), at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2008

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other Officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP. Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., ( 2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006 to President); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

Annual Renewal of Investment Advisory Agreements

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and each Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for certain of the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to each Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably

Annual Renewal of Investment Advisory Agreements (continued)

be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for certain of the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. With respect to the Fremont Global Fund, the Trustees noted that the Investment Manager allocated a portion of that Fund’s assets to another fund in the Managers Family of Funds and received direct and indirect benefits from that arrangement. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting the total expenses of the smaller Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure and, as a Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Funds can be expected to increase with the size of the Funds. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than First Quadrant, L.P. (“FQ”), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager (other than FQ). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by a Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fee payable by the Investment Manager to FQ, a Subadvisor to the Fremont Global Fund, the Trustees noted that FQ is an affiliate of the Investment Manager and reviewed information provided by FQ regarding the cost to FQ of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees also noted that the subadvisory fee is paid by the Investment Manager out of the advisory fee. Based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by FQ was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

CALIFORNIA INTERMEDIATE TAX-FREE FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, above and below, respectively, the performance of the Fund Benchmark, the Lehman Brothers 5-Year Municipal Bond Index. The Trustees took into account management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2009, to limit the Fund’s net annual operating expenses to 0.55%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s current size, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

FREMONT GLOBAL FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, a Composite Index (65% MSCI World Index and 35% Lehman Brothers Global Aggregate Index), for each period. The Trustees noted management’s discussion of the Fund’s performance and the steps taken to address such performance, including the termination of two Subadvisors and the reallocation of their assets to a Subadvisor whose performance exceeded its Peer Group (Large Blend Funds) and its Benchmark (Russell 3000 Index) for the 3-year period ending March 31, 2008. The Trustees concluded that appropriate action has been taken to address the Fund’s performance.

Annual Renewal of Investment Advisory Agreements (continued)

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

REAL ESTATE SECURITIES FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above, above, below and below, respectively, the median performance of the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, the Dow Jones Wilshire REIT Index. The Trustees further noted management’s discussion of the Fund’s performance, and that the Fund’s relative performance has improved since the engagement of a new Subadvisor in 2004. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2009, to limit the Fund’s net annual operating expenses to 1.50%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

SMALL CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 2000 Growth Index, for each such period. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements for each Fund.

Annual Renewal of Investment Advisory Agreements (continued)

FREMONT INSTITUTIONAL MICRO-CAP FUND AND FREMONT MICRO-CAP FUND

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Fremont Institutional Micro-Cap Fund and the Managers Fremont Micro-Cap Fund (each a “Fund”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of this agreement. In considering the Investment Management Agreement, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisors, including performance, fee and expense information, performance information for the relevant benchmark index (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager under its agreement. The Trustees also took into account information on the services provided by the Investment Manager and each Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for certain of the Funds.

Performance.

With respect to the Managers Fremont Institutional Micro-Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above, below, below and above, respectively, the median performance of the Peer Group and for the 1-year, 3-year and 5-year periods ended March 31, 2008 was above, above and below, respectively, the performance of the Fund Benchmark, the Russell Micro-cap Index. The Trustees also noted the fact that the Fund’s previous Subadvisor was replaced with four new Subadvisors in late 2007, and also, at a Meeting held on December 5-6, 2007, the Trustees previously noted that the composite portfolio performance of the Fund’s new Subadvisors was above the Fund Benchmark for various periods for all such Subadvisors. They further noted management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

With respect to the Managers Fremont Micro-Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above, above, below and above, respectively, the median performance of the Peer Group and for the 1-year, 3-year and 5-year periods ended March 31, 2008 was above, above and below, respectively, the performance of the Fund Benchmark, the Russell Microcap Index. The Trustees also noted the fact that the Fund’s previous Subadvisor was replaced with four new Subadvisors in late 2007, and also, at a Meeting held on December 5-6, 2007, the Trustees previously noted that the composite comparable portfolio performance of the Fund’s new Subadvisors was above the Fund Benchmark for various periods for all such Subadvisors. They further noted management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Furthermore, the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and each Subadvisor’s investment philosophy, strategies and techniques in managing the Funds. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost

Annual Renewal of Investment Advisory Agreements (continued)

of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for an appropriate peer group of similar mutual funds, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Funds and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Funds and the willingness of the Investment Manager to waive fees and pay expenses for the Funds from time to time as a means of limiting the total expenses of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure and, as a Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to a Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Funds at this time.

With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees reviewed each Fund’s Expense Summary for the Fund’s fiscal year ended October 31, 2007. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2009, to limit the net annual operating expenses of the Fremont Institutional Micro-Cap Fund and the Fremont Micro-Cap Fund to 1.35% and 1.56%, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, each Fund’s performance, the foregoing expense limitations and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Funds’ advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement, in addition to those conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) the Investment Manager maintains an appropriate compliance program.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement for each Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Managers AMG FQ Tax-Managed U.S. Equity Fund	$21,437	$23,519
Managers AMG FQ U.S. Equity Fund	$21,301	$23,387
Managers AMG FQ Global Alternatives Fund [1]	$28,449	$29,260
Managers Fremont Global Fund	$25,905	$29,626
Managers Small Cap Fund	$17,135	$17,619
Managers Fremont Micro-Cap Fund	$19,305	$16,333
Managers Fremont Institutional Micro-Cap Fund	$19,387	$16,417
Managers Real Estate Securities Fund	$20,189	$20,799
Managers Fremont Bond Fund	$42,030	$45,122
Managers CA Intermediate Tax-Free Fund	$19,937	$20,519

[1]	– Fund commenced operations on March 30, 2006

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Managers AMG FQ Tax-Managed U.S. Equity Fund	$7,046	$6,900
Managers AMG FQ U.S. Equity Fund	$7,046	$7,200
Managers AMG FQ Global Alternatives Fund [1]	$10,593	$11,000
Managers Fremont Global Fund	$9,298	$9,200
Managers Small Cap Fund	$7,046	$6,400
Managers Fremont Micro-Cap Fund	$7,237	$6,400
Managers Fremont Institutional Micro-Cap Fund	$7,237	$6,400
Managers Real Estate Securities Fund	$9,634	$9,500
Managers Fremont Bond Fund	$10,593	$11,100
Managers CA Intermediate Tax-Free Fund	$6,231	$8,400

[1]	– Fund commenced operations on March 30, 2006

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ John H. Streur
John H. Streur, President

Date:	January 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	January 6, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 6, 2008